Filed with the U.S. Securities and Exchange Commission on January 26, 2026
1933 Act Registration File No. 333-17391
1940 Act File No. 811-07959
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	1185	[	X	]
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	1187	[	X	]

(Check appropriate box or boxes.)

ADVISORS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, Including Area Code) (626) 914-7363

Jeffrey T. Rauman, President and Principal Executive Officer
Advisors Series Trust
c/o U.S. Bank Global Fund Services
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)
Copies to:

Rachael L. Schwartz, Esq.
Sullivan & Worcester LLP
1251 Avenue of the Americas, 19th Floor
New York, New York 10020

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☒	on January 28, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on __________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on __________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box
[ ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 1185 to the Registration Statement of Advisors Series Trust (the “Trust”) is being filed to add the audited financial statements and certain related financial information for the fiscal year ended September 30, 2025 for the Trust’s series: Poplar Forest Partners Fund and Poplar Forest Cornerstone Fund.

Poplar Forest Partners Fund

Class A	PFPFX
Institutional Class	IPFPX

Poplar Forest Cornerstone Fund

Investor Class	IPFCX

www.poplarforestfunds.com/resources
PROSPECTUS
January 28, 2026
The Poplar Forest Partners Fund seeks long-term growth of capital. The Fund pursues this objective by investing primarily in equity securities of underappreciated large- and medium-sized companies and industries.
The Poplar Forest Cornerstone Fund seeks to achieve current income and long-term growth of capital. The Fund pursues this objective by building a balanced portfolio of debt and equity securities that aims to generate returns that exceed the Consumer Price Index by 3% per year while preserving capital.
The Poplar Forest Partners Fund’s and the Poplar Forest Cornerstone Fund’s (the “Funds”) investment adviser is Tocqueville Asset Management, L.P.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION
Poplar Forest Partners Fund
Investment Objective
The Poplar Forest Partners Fund (the “Partners Fund”) seeks to achieve long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Class A shares and Institutional Class shares of the Partners Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A to the statutory Prospectus. More information about these and other discounts is available from your financial professional and in the “Shareholder Information” section on page 20 of the Fund’s statutory Prospectus, the “More About Class A Shares” section on page 33 of the Fund’s statutory Prospectus, the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 32 of the Fund’s Statement of Additional Information (“SAI”), and Appendix A to the Statutory Prospectus.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses	0.25%	0.25%
Total Annual Fund Operating Expenses(1)	1.30%	1.05%
Less: Fee Waiver and/or Expense Reimbursement	-0.09%	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.21%	0.96%
(1)Tocqueville Asset Management, L.P. (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding AFFE, interest expense, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) in order to limit the Total Annual Fund Operating Expenses to 0.95% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least January 28, 2027, and may be terminated only by the Fund’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower.
Example. This Example is intended to help you compare the cost of investing in the Partners Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only through January 28, 2027). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$616	$880	$1,164	$1,971
Institutional Class	$97	$322	$565	$1,263
Portfolio Turnover. The Partners Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategy
The Partners Fund seeks to deliver superior, risk-adjusted returns over full market cycles, by investing primarily in the common stocks of underappreciated companies and industries. A full market cycle is deemed to be a multi-year period including a period of material increase in the U.S. stock market (a “bull market”) and a period of material decline in the U.S. stock market (a “bear market”). The Fund generally focuses on 25 to 35 companies with (i) an investment grade debt rating, (ii) a history of paying common stock dividends, and (iii) a market capitalization among the top 1,000 companies in the United States.
The Partners Fund is managed using a long-term approach to security selection. Investments will generally be made with an intended investment horizon of three years, although individual investments may be held for shorter or longer time periods.
The Adviser evaluates investment opportunities using bottom up, fundamental analysis, paying particular attention to the following factors:
1.expected future profits;
2.expected sustainable revenue and/or asset growth;
3.expected cash investment needed to support expected growth;
4.normalized earnings and free cash flow after considering Items 1 through 3 above; and
5.valuation relative to normalized earnings and free cash flow after giving consideration to growth potential and financial strength.
The Partners Fund may also invest up to 25% of its net assets in government and corporate debt securities of any maturity. Of this 25%, no more than 10% of the Fund’s net assets will be invested in investment grade corporate debt and no more than 5% of the Fund’s net assets will be invested in non-investment grade (i.e., “junk” bonds) corporate debt. The Fund also may invest up to 20% of its net assets in foreign equity securities. Additionally, up to 10% of the Fund’s net assets may be invested in a combination of convertible securities, options on stocks, warrants and rights and other non-money market fund investment companies.
Principal Investment Risks
By itself, the Fund is not a complete, balanced investment plan. The Fund cannot guarantee that it will achieve its investment objectives. Losing all or a portion of your investment is a risk of investing in the Fund. The following risks are considered principal and could affect the value of your investment in the Fund:
•Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.
•Management Risk. If the Adviser’s investment strategies do not produce the expected results, the value of the Partners Fund could decrease.
•Equity Securities Risk. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.
•Value-Style Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.
•Large-Sized Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Medium-Sized Companies Risk. Investing in securities of medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility than larger, more established companies.
•Foreign Securities Risk. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.
•Debt Securities Risk. The following risks are associated with the Partners Fund’s investment in debt securities.
◦Prepayment and Extension Risk. The risk that the securities may be paid off earlier (prepayment) or later (extension) than expected. Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.
◦Interest Rate Risk. The Fund’s investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.
◦Credit Risk. The risk of loss on an investment due to the deterioration of an issuer’s financial strength. Such a deterioration of financial strength may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

◦High-Yield Securities Risk. Debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.
•Convertible Securities Risk. Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.
•Investment Company Risk. When the Fund invests in an exchange-traded fund (“ETF”) or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs.
•Options Risk. Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.
The Partners Fund may be appropriate for investors who:
•are pursuing long-term growth of capital;
•want to add an investment with appreciation potential to diversify their investment portfolio; and
•can accept the greater risks of investing in a portfolio with significant common stock holdings.
Performance
The following information provides some indication of the risks of investing in the Partners Fund. The bar chart shows the Fund’s Institutional Class shares’ annual return from year to year. The table shows how the Fund’s average annual returns for the 1-year, 5-years, 10-years and since inception periods compare with a broad measure of market performance and a secondary benchmark that is more representative of the Fund’s investment strategy. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at https://poplarforestfunds.com/poplar-forest-partners-fund/ within the Fund documents or by calling the Fund toll-free at 1-877-522-8860.
Calendar Year Returns as of December 31 – Institutional Class

During the period of time shown in the bar chart, the highest return for a calendar quarter was 23.33% (quarter ended December 31, 2020) and the lowest return for a calendar quarter was -34.55% (quarter ended March 31, 2020).

Average Annual Total Returns (for the periods ended December 31, 2025)	1 Year	5 Years	10 Years	Since Inception (12/31/2009)
Institutional Class
Return Before Taxes	22.96%	14.01%	9.76%	10.44%
Return After Taxes on Distributions	20.39%	11.78%	8.12%	9.16%
Return After Taxes on Distributions and Sale of Fund Shares	15.38%	10.90%	7.63%	8.58%
Class A
Return Before Taxes	16.52%	12.56%	8.93%	9.81%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%	14.13%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	15.91%	11.33%	10.53%	11.07%
The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Partners Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for the Institutional Class; after-tax returns for Class A will vary to the extent it has different expenses.
Management
Investment Adviser. Tocqueville Asset Management, L.P. is the Fund’s investment adviser.
Portfolio Managers. J. Dale Harvey (Portfolio Manager) and Derek Derman (Co-Portfolio Manager) are the portfolio managers principally responsible for the day-to-day management of the Partners Fund. Mr. Harvey has managed the Fund since its inception on December 31, 2009 and Derek Derman has managed the Fund since March 2022.
Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Partners Fund shares on any business day by written request via mail (Poplar Forest Partners Fund, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252), by telephone at 1‑877‑522‑8860, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Types of Accounts	To Open Your Account	To Add to Your Account
Class A
Regular Accounts	$25,000	$1,000
IRAs (Traditional, Roth, SEP, and SIMPLE IRAs)	$5,000	$1,000

Institutional Class
All Accounts	$100,000	$1,000

Tax Information
The Partners Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Partners Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION
Poplar Forest Cornerstone Fund
Investment Objective
The Poplar Forest Cornerstone Fund (the “Cornerstone Fund”) seeks to achieve current income and long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Cornerstone Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses	0.65%
Total Annual Fund Operating Expenses	1.45%
Less: Fee Waiver and/or Expense Reimbursement	-0.55%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.90%
(1)Tocqueville Asset Management, L.P. (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding AFFE, interest expense, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) in order to limit the Total Annual Fund Operating Expenses to 0.90% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least January 28, 2027, and may be terminated only by the Fund’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower.
Example. This Example is intended to help you compare the cost of investing in the Cornerstone Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Cornerstone Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only through January 28, 2027). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$92	$405	$740	$1,688
Portfolio Turnover. The Cornerstone Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Cornerstone Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategy
The Cornerstone Fund seeks to deliver superior, risk-adjusted returns over full market cycles, by building a balanced portfolio of debt and equity securities that aims to generate returns that exceed the Consumer Price Index by 3% per year while preserving capital. A full market cycle is deemed to be a multi-year period including a period of material increase in the U.S. stock market (a “bull market”) and a period of material decline in the U.S. stock market (a “bear market”).
Equity securities in which the Fund may invest include, but are not limited to, common stocks, foreign equity securities, convertible securities, and options on stocks, warrants, rights, and/or other investment companies, including mutual funds and exchange-traded funds (“ETFs”). Equity securities will generally be selected based on qualitative analysis with individual positions no larger than 4% of net assets at time of purchase. The Fund may invest in medium-sized companies, which the Adviser defines by reference to those companies within the capitalization range of the Russell Midcap® Index (which consists of companies with capitalizations from approximately $4.6 billion to approximately $100.2 billion as of June 27, 2025, the date of the last reconstitution of the Russell Midcap® Index) at the time of purchase. Dividend paying companies with investment grade credit ratings will be the primary focus of the Fund’s equity investments. Weightings between equity and fixed income securities will be tactically allocated based on prospective return potential and risk factors although equity exposure will not generally exceed 80% of net assets.
Fixed income securities in which the Fund may invest include, but are not limited to, those of domestic governments, government agencies, inflation-protected securities, asset-backed securities, other investment companies, including mutual funds and ETFs, exchange-traded notes (“ETNs”), convertible securities, floating rate securities, mortgage-backed securities, municipalities and companies across a wide range of industries, and may be of any maturity and duration and include those that are rated below investment grade (i.e., “junk bonds”).
The Cornerstone Fund is managed using a long-term approach to security selection. Investments will generally be made with an intended investment horizon of three years, although individual investments may be held for shorter or longer time periods.
The Adviser evaluates investment opportunities using bottom-up, fundamental analysis, paying particular attention to a company’s:
1.expected future profits;
2.expected sustainable revenue and/or asset growth;
3.expected cash investment needed to support expected growth;
4.normalized earnings and free cash flow after considering Items 1 through 3 above; and
5.valuation relative to normalized earnings and free cash flow after giving consideration to growth potential and financial strength.
Principal Investment Risks
By itself, the Fund is not a complete, balanced investment plan. The Fund cannot guarantee that it will achieve its investment objectives. Losing all or a portion of your investment is a risk of investing in the Fund. The following risks are considered principal and could affect the value of your investment in the Fund:
•Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the

Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.
•Management Risk. If the Adviser’s investment strategies do not produce the expected results, the value of the Cornerstone Fund could decrease.
•Equity Securities Risk. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.
•Value-Style Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.
•Debt Securities Risk. The following risks are associated with the Fund’s investment in debt securities.
◦Prepayment and Extension Risk. The risk that the securities may be paid off earlier (prepayment) or later (extension) than expected. Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.
◦Interest Rate Risk. The Fund’s investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.
◦Credit Risk. The risk of loss on an investment due to the deterioration of an issuer’s financial strength. Such a deterioration of financial strength may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.
◦High-Yield Securities Risk. Debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.
◦Municipal Securities Risk. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

◦Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support.
◦Exchange-Traded Note Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by the Fund are unsecured debt of the issuer.
◦Inflation Protected Securities Risk. The value of inflation protected securities generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.
•Medium-Sized Companies Risk. Investing in securities of medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility than larger, more established companies.
•Foreign Securities Risk. The risks of investing in the securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.
•Convertible Securities Risk. Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.
•Investment Company Risk. When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs.
•Options Risk. Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.
The Cornerstone Fund may be appropriate for investors who:
•are interested in protecting their purchasing power by investing in common stocks; but
•would prefer less volatility than would generally be inherent in an all equity account.

Performance
The following information provides some indication of the risks of investing in the Cornerstone Fund. The bar chart shows the Fund’s Investor Class shares’ annual return from year to year. The table shows how the Fund’s average annual returns for the 1-year, 5-years, 10-years, and since inception periods compare with broad measures of market performance and additional benchmarks that are more representative of the Fund’s investment strategy. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at https://poplarforestfunds.com/poplar-forest-cornerstone-fund/ within the Fund documents or by calling the Fund toll-free at 1-877-522-8860.
Calendar Year Total Returns as of December 31 - Investor Class
During the period of time shown in the bar chart, the highest return for a calendar quarter was 17.94% (quarter ended December 31, 2020) and the lowest return for a calendar quarter was -24.59% (quarter ended March 31, 2020).

Average Annual Total Returns (for the periods ended December 31, 2025)	1 Year	5 Years	10 Years	Since Inception (12/31/2014)
Investor Class
Return Before Taxes	16.24%	11.15%	8.81%	7.56%
Return After Taxes on Distributions	13.63%	8.95%	7.29%	6.09%
Return After Taxes on Distributions and Sale of Fund Shares	11.09%	8.47%	6.85%	5.79%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%	13.53%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.36%	2.01%	1.87%
60% S&P 500® Index/40% Bloomberg U.S. Aggregate Bond Index Blend (reflects no deduction for fees, expenses, or taxes)	13.70%	8.47%	9.78%	8.98%
Consumer Price Index +3% (reflects no deduction for fees, expenses, or taxes)	5.75%	7.59%	6.29%	6.05%
Prior to January 28, 2021, the Investor Class was known as the Institutional Class.

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Cornerstone Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Adviser. Tocqueville Asset Management, L.P., is the Cornerstone Fund’s investment adviser.
Portfolio Managers. J. Dale Harvey (Portfolio Manager) and Derek Derman (Co-Portfolio Manager) are the portfolio managers principally responsible for the day-to-day management of the Cornerstone Fund and have managed the Fund since its inception on December 31, 2014.
Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Cornerstone Fund shares on any business day by written request via mail (Poplar Forest Cornerstone Fund, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252), by telephone at 1-877-522-8860, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Types of Accounts	To Open Your Account	To Add to Your Account
Investor Class
Regular Accounts	$25,000	$1,000
IRAs (Traditional, Roth, SEP, and SIMPLE IRAs)	$5,000	$1,000

Tax Information
The Cornerstone Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Cornerstone Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Principal Investment Objectives for both Funds
Each Fund’s investment objective described in the respective Summary Section is non-fundamental and may be changed without shareholder approval upon 60 days’ written notice to shareholders. There is no assurance that each Fund will achieve its investment objective.
Principal Investment Strategies of the Partners Fund
The Partners Fund seeks to deliver superior, risk-adjusted returns, over full market cycles by investing primarily in the common stocks of underappreciated companies and industries. A full market cycle is deemed to be a multi-year period including a period of material increase in the U.S. stock market (a “bull market”) and a period of material decline in the U.S. stock market (a “bear market”). The Fund will generally focus on 25 to 35 companies (i) with an investment grade debt rating, (ii) with a history of paying common stock dividends, and (iii) with a market capitalization among the top 1,000 companies in the United States. Under normal market conditions, the Fund will generally invest 75% of its total assets in common stocks.
Up to 25% of the Partners Fund’s net assets may be invested in a combination of the following investments:
1.government debt of any maturity; and
2.corporate debt of any maturity.
Of this 25%, no more than 10% of the Partners Fund’s net assets will be invested in investment grade corporate debt and no more than 5% of the Fund’s net assets will be invested in non-investment grade (i.e., “junk” bonds) corporate debt.
The Partners Fund also may invest up to 20% of its net assets in foreign equity securities.
Additionally, up to 10% of the Partners Fund’s net assets may be invested in a combination of investments, including:
1.convertible securities;
2.options on stocks/warrants/rights; and/or
3.other non-money market fund investment companies.
Principal Investment Strategies of the Cornerstone Fund
The Cornerstone Fund seeks to deliver superior, risk-adjusted returns over full market cycles, by building a balanced portfolio of debt and equity securities that aims to generate returns that exceed the Consumer Price Index by 3% per year while preserving capital. A full market cycle is deemed to be a multi-year period including a period of material increase in the U.S. stock market (a “bull market”) and a period of material decline in the U.S. stock market (a “bear market”).
Equity securities in which the Fund may invest include, but are not limited to, common stocks, foreign equity securities, convertible securities, and options on stocks, warrants, rights, and/or other investment companies, including mutual funds and ETFs. Equity securities will generally be selected based on qualitative analysis with individual positions no larger than 4% of net assets at time of purchase. The Fund may invest in medium-sized companies, which the Adviser defines by reference to those companies within the capitalization range of the Russell Midcap® Index (which consists of companies with capitalizations from approximately $4.6 billion to approximately $100.2 billion as of June 27, 2025, the date of the last reconstitution of the Russell Midcap® Index) at the time of purchase. Dividend paying companies with investment grade credit ratings will be the primary focus of the Fund’s equity investments. Weightings between equity and fixed income securities will be tactically allocated based on prospective return potential and risk factors although equity exposure will not generally exceed 80% of net assets. Fixed income securities in which the Fund may invest include, but are not limited to, those of domestic governments, government agencies, inflation-protected securities, asset-backed securities, other investment companies, including mutual funds and ETFs, ETNs, convertible securities, floating rate securities, mortgage-backed securities, municipalities and companies across a wide range of industries, and may be of any maturity and duration and include those that are rated below investment grade (i.e., “junk bonds”).
Principal Investment Strategies Applicable to All Funds
The Funds are managed using a long-term approach to security selection. Investments will generally be made with an intended investment horizon of three years, although individual investments may be held for shorter or longer time periods.
The Adviser evaluates investment opportunities using bottom-up, fundamental analysis, paying particular attention to a company’s:
1.expected future profits;
2.expected sustainable revenue and/or asset growth;
3.expected cash investment needed to support expected growth;
4.normalized earnings and free cash flow after considering Items 1 through 3 above; and
5.valuation relative to normalized earnings and free cash flow after giving consideration to growth potential and financial strength.
The decision to sell securities is driven by the Adviser’s evaluation of prospective total returns relative to the perceived risk of the security in question. A security may be sold when its estimated future return is low in an absolute sense or in order to fund the purchase of a new investment which offers a better risk/reward profile. The Fund is managed in a tax sensitive manner and securities may be sold to generate tax losses in order to minimize realized taxable gains.
Cash or Temporary Investments Applicable to All Funds
Under normal circumstances, cash and cash equivalent securities will typically comprise no more than 25% of each Fund’s net assets. However, each Fund may invest up to 50% of its net assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic, political or other conditions. This may result in a Fund not achieving its investment objectives and a Fund’s performance may be negatively affected as a result.
To the extent that the Funds use money market funds or ETFs for their cash positions, there will be some duplication of expenses because each Fund would bear its pro rata portion of such money market funds’ or ETFs’ management fees and operational expenses.
Principal Risks Applicable to All Funds
The principal risks of investing in the Funds that may adversely affect the Funds’ net asset value (“NAV”) or total return were previously summarized and are discussed in more detail below. There can be no assurance that a Fund will achieve its investment objective. The principal risks of investing in the Funds are described below in order of relevance to the Funds.
Medium-Sized Companies Risk. Investing in securities of medium-sized companies may involve greater price fluctuation than investing in larger and more established companies because the securities of many medium-sized companies are often traded in the over-the-counter markets or have fewer shares outstanding, potentially making them more thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies. Medium-sized companies may have narrower markets for their goods and/or services and may be dependent on a smaller management team than larger, more established companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in a Fund may exhibit a higher degree of volatility than the general domestic securities market.
Economic and Market Risk. The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Funds’ performance. Factors that affect markets in general, including geopolitical, regulatory, market and economic developments and other developments that impact specific economic sectors, industries, companies and segments of the market, could adversely impact the Funds’ investments and lead to a decline in the value of your investment in a Fund. Geopolitical and other events, including tensions, war, and open conflict between nations could affect the economies of many countries including the United States. Trade disputes, pandemics, public health crises, natural disasters, cybersecurity incidents, and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. In addition, policy changes by the U.S. government, the U.S. Federal Reserve and/or foreign governments, and political and economic changes within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown, threats not to increase the federal government’s debt limit which could result in a default on the government’s obligations, and the shutdown of certain financial institutions, may cause increased volatility in financial markets, affect investor and consumer confidence and adversely impact the broader financial markets and economy, perhaps suddenly and to a significant degree. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, the imposition of tariffs, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In 2022 the Federal Reserve and certain foreign central banks began to increase interest rates to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Regulators in the U.S. have adopted a number of changes to regulations affecting markets and issuers, some of which apply to the Funds. Due to the broad scope of the regulations being adopted, certain of these changes, which may be revised or rescinded, could limit the Funds’ ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact performance.

Management Risk. The skill of the Adviser will play a significant role in the Funds’ ability to achieve its investment objective. The Funds’ ability to achieve its investment objective depends on the Adviser’s ability to select stocks, particularly in volatile stock markets. The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters. In addition, the Funds’ ability to achieve its investment objective depends on the ability of the Adviser to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods.
Equity Securities Risk. The Funds are designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock and other equity securities holdings. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Value-Style Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.
Debt Securities Risk. The following risks are associated with the Fund’s investment in debt securities.
•Prepayment and Extension Risk. When interest rates fall, an issuer may redeem a security with call features by repaying it early, and a Fund may have to invest the proceeds in securities with lower yields. When interest rates rise, certain obligations will be paid off by the issuer more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
•Interest Rate Risk. Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.
•Credit Risk. An issuer of a security may not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
•High-Yield Securities Risk. High yield securities (commonly known as “junk bonds) generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of certain of the underlying funds to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.
Convertible Securities Risk. Convertible securities are debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock, and so are subject to the risks of investments in both debt securities and equity securities. Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities tend to decline as interest rates rise. In addition, because of the conversion feature, the market values of convertible securities tend to vary with fluctuations in the market values of the underlying preferred and common stocks. The Funds’ investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.
Options Risk. Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. By writing put options on equity securities, the Funds give up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continue to bear the risk of declines in the value of its common stock portfolio. A Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.
Foreign Securities Risk. Foreign securities are subject to higher political, social and economic risks. These risks include, but are not limited to, a downturn in the country’s economy, excessive taxation, political instability, and expropriation of assets by foreign governments. Compared to the U.S., foreign governments and markets often have less stringent accounting, disclosure, and financial reporting requirements. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect a Fund’s investments. The exchange rates between the U.S. dollar and foreign currencies might fluctuate, which could negatively affect the value of a Fund’s investments.
Investment Company Risk. When a Fund invests in shares of another mutual fund, shareholders will indirectly bear fees and expenses charged by the underlying mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in a Fund.
When a Fund invests in an ETF, it will bear additional expenses based on their pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. A Fund also will incur brokerage costs when it purchases ETFs.
Principal Risk of the Partners Fund
Large-Cap Companies Risk. The stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Principal Risks of the Cornerstone Fund
Municipal Securities Risk. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities can fall if the owners of the underlying mortgages or other obligations pay off their mortgages or other obligations sooner than expected, which could happen when interest rates fall or for other reasons. Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, which would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.
A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a certain mortgage-backed security defaults, the value of that security may decrease. A Fund may invest in mortgage-backed securities that are not explicitly backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support in situations in which it was not obligated to do so. Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.
Exchange-Traded Note Risk. ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Inflation Protected Securities Risk. Inflation protected securities are intended to protect against inflation by adjusting the interest or principal payable on the security by an amount based upon an index intended to measure the rate of inflation. There is always the risk that the rate of inflation will be lower than expected or that the relevant index intended to measure the rate of inflation will not accurately measure the rate of inflation and the securities will not work as intended.
PORTFOLIO HOLDINGS INFORMATION
A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Funds’ Core Financial Statements and in the quarterly holdings report on Part F of Form N-PORT. A list of each Fund’s ten largest holdings as of each calendar quarter-end is made available to the public no later than ten business days after the calendar quarter end at www.poplarforestfunds.com/resources by clicking on a Fund’s respective Fact Sheet link. The annual and semi-annual reports are available by contacting the Poplar Forest Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252, or calling 1‑877‑522‑8860 and on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
MANAGEMENT OF THE FUNDS
Investment Adviser
Tocqueville Asset Management, L.P. is the Funds’ investment adviser and is located at 40 West 57th Street, 19th Floor, New York, New York, 10019. The Adviser is an SEC-registered investment advisory firm formed in 1989. The Adviser provides investment management services on both a discretionary and non-discretionary basis to individuals, mutual funds, private investment vehicles and institutional investors, including employer-sponsored ERISA accounts.
The Adviser is responsible for the day-to-day management of the Funds in accordance with each Fund’s investment objective and policies. The Adviser also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement. For its services, each Fund pays the Adviser a monthly management fee. For the Partners Fund, the fees are calculated at the annual rate of 0.85% of average daily net assets for the first $250 million of assets, 0.775% of the Fund’s average daily net assets for the next $750 million of assets, and 0.70% of the Fund’s average daily net assets for assets in excess of $1 billion. For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets for assets in excess of $1 billion.
Prior to April 14, 2025, the Funds’ investment adviser was Poplar Forest Capital LLC (“Poplar Forest Capital” or “Previous Adviser”). Effective on April 14, 2025, Poplar Forest Capital transitioned the investment management responsibilities of the Funds to the Adviser. Mr. J. Dale Harvey and Mr. Derek S. Derman became employees of the Adviser, and continue to serve as co-portfolio managers of the Funds.
A discussion regarding the basis of the Board’s approval of the investment advisory agreement with Tocqueville Asset Management, L.P. for the Funds is available in the Funds’ Semi-Annual Financial Statements and Additional Information for the period ending March 31, 2025, which is included in the Funds’ Form N-CSR and is available on the Funds’ website.
Portfolio Managers
Mr. J. Dale Harvey, Portfolio Manager, joined the Adviser in 2025, and is one of the portfolio managers responsible for the day-to-day management of the Partners Fund and the Cornerstone Fund. Prior to joining the Adviser, Mr. Harvey served as CEO and Chief Investment Officer of Poplar Forest Capital

LLC from 2007 to 2025. Prior to founding Poplar Forest Capital LLC in 2007, from 1991 to 2007, Mr. Harvey served as a portfolio counselor and investment analyst at Capital Group Companies. In his role with Capital Group Companies, Mr. Harvey served as President and Director (2005 to 2007) and portfolio counselor (2000 to 2007) for the American Mutual Fund; as President (2003 to 2005) and portfolio counselor (1997 to 2005) for the American Balanced Fund; as portfolio counselor (1997 to 2007) for the Washington Mutual Investors Fund; as portfolio counselor (2005 to 2007) for the Investment Company of America Fund; and as portfolio counselor (2003 to 2007) for the SmallCap World Fund.
Mr. Derek S. Derman, Co-Portfolio Manager, joined the Adviser in 2025, and serves as Co-Portfolio Manager of the Partners Fund and the Cornerstone Fund. As Co-Portfolio Manager, Mr. Derman is responsible for the day-to-day management of the Funds. Prior to joining the Adviser, Mr. Derman served as a Research Analyst for Poplar Forest Capital LLC from 2011 to 2025. Mr. Derman joined Poplar Forest Capital LLC in 2011 and became a member of the Investment Committee in 2012. Prior to joining Poplar Forest Capital LLC, Mr. Derman spent 16 years in the financial services industry including six years as a managing director and co-portfolio manager at Trust Company of the West. He also spent two years with Wedbush Securities as a financial services analyst and four years with Provident Investment Counsel as a senior vice president and co-portfolio manager on the Large Cap Flexible Growth and Concentrated Growth Funds. Mr. Derman received a B.A. in Economics from the University of California, San Diego in 1991 and a Master of Business Administration from the S.C. Johnson Graduate School of Management at Cornell University in 1995. Since 1997, Mr. Derman has held the designation of Chartered Financial Analyst.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Funds.
Fund Expenses
The Funds are responsible for their own operating expenses. However, the Adviser has contractually agreed to waive all or a portion of its management fees and pay Fund expenses (excluding AFFE, interest, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) in order to limit Total Annual Fund Operating Expenses of the Partners Fund to 0.95% of average daily net assets and to limit Total Annual Fund Operating Expenses of the Cornerstone Fund to 0.90% of average daily net assets. The term of the Funds’ operating expenses limitation agreement is indefinite, and it can only be terminated by a vote of the Board. The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by a Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board. The Funds must pay current ordinary operating expenses before the Adviser is entitled to any recoupment of fees and expenses. This recoupment may be requested by the Adviser if the aggregate amount actually paid by the Funds toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Caps.
SHAREHOLDER INFORMATION
Set forth below is information about the manner in which the Funds offer shares. A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. All variations described in Appendix A are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix A should read the terms and conditions of Appendix A carefully. For the variations applicable to shares offered through Merrill Lynch-sponsored platforms and Raymond James-sponsored platforms, please see “Appendix A – Financial Intermediary Sales Charge Variations.” A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Funds or through another intermediary. Please consult your financial intermediary with respect to any variations listed on Appendix A.
You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class shares or Investor Class shares, which are not reflected in the tables or the examples in the Summary Section of this Prospectus.
Institutional Class shares and Investor Class shares have no front-end load, deferred sales charge or other asset-based fee for sales or distribution and so may be considered “Clean Shares.” As such, Institutional Class shares and Investor Class shares may also be available on brokerage platforms of firms that have agreements with the Poplar Forest Funds to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Institutional Class shares and/or Investor Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Poplar Forest Funds may be available in other share classes that have different fees and expenses.
Pricing of Fund Shares
Shares of the Funds are sold based on the NAV per share, plus any applicable sales charge, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, a Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
Purchase and redemption requests are priced based on the next NAV per share calculated (plus any applicable sales charge) after receipt of such requests. The NAV is the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of a Fund, including management and administration fees, which are accrued daily.
In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, a Fund will use the price of the exchange that a Fund generally considers to be the principal exchange on which the security is traded.
When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures adopted by the Adviser. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that a Fund is accurately priced. The Board has designated the Adviser as its “valuation designee” under Rule 2a-5 of the Investment Company Act of 1940, as amended (the “1940 Act”), subject to its oversight.

Trading in Foreign Securities
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV per share is calculated (such as a significant surge or decline in the U.S. or other markets), often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, a Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV per share. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV per share in advance of the time the NAV per share is calculated. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.
How to Buy Shares
You may purchase shares of the Funds by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network or through a bank or through one or more brokers authorized by the Funds to receive purchase orders. If you have any questions or need further information about how to purchase shares of the Funds, you may call a customer service representative of the Funds toll-free at 1-877-522-8860. The Funds reserve the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Funds. Orders may also be rejected from persons believed by the Funds to be “market timers.”
All checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.
To buy shares of the Funds, complete an account application and send it together with your check for the amount you wish to invest in the Funds to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Funds’ transfer agent, U.S. Bank Global Fund Services (the “Transfer Agent”). All subsequent purchase requests must include the Fund name and your shareholder account number. If you do not have the stub from your confirmation statement, include your name, address, Fund name and account number on a separate piece of paper. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Funds.
In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Funds’ objective and otherwise acceptable to the Adviser and the Board. For further information, you may call a customer service representative of the Funds toll-free at 1-877-522-8860.
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Board’s Anti-Money Laundering Program. As requested on the account application, you must provide your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-877-522-8860 if you need additional assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
Shares of the Funds have not been registered for sale outside of the United States. The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the Poplar Forest Funds, to the Transfer Agent at the following address:
Poplar Forest Funds
[Name of Poplar Forest Fund]
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252
You may not send an account application via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:
Poplar Forest Funds
[Name of Poplar Forest Fund]
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307
Note:    The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s office.
Purchasing Shares by Telephone
If you have accepted telephone transactions (either by completing the required portion of your account application or by subsequent arrangement in writing with the Funds), and your account has been open for at least seven business days, you may purchase additional shares by calling the applicable Funds toll-free at 1-877-522-8860. You may not make your initial purchase of Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the appropriate share price next calculated (plus any applicable sales charge). For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time).
Purchasing Shares by Wire
If you are making your initial investment in the Funds, the Transfer Agent must have previously received a completed account application before you can send your wire purchase. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:
U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
A/C #112-952-137
FFC: [Name of Fund]
Shareholder Registration
Shareholder Account Number
If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-877-522-8860. Your bank may charge you a fee for sending a wire payment to the Funds.
Wired funds must be received prior to 4:00 p.m., Eastern Time to be eligible for same day pricing. Neither the Funds nor U.S. Bank N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.
Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of Class A, Institutional Class or Investor Class shares at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the ACH network. Upon receipt of the withdrawn funds, a Fund automatically invests its money in additional shares of the Fund at the next calculated NAV per share plus any applicable sales charge. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-877-522-8860 for additional information. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.
Retirement Accounts
The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-877-522-8860 for information on:
•Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•Small Business Retirement Plans, including Simple IRAs and SEP IRAs.
There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.
Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Funds through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Funds to sell its shares. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next applicable price (plus any applicable sales charge) calculated by the Funds. Brokers may be authorized by the Funds’ principal underwriter to designate other brokers and financial intermediaries to accept orders on a Fund’s behalf. An order is deemed to be received when a Fund, a Broker or, if applicable a Broker’s authorized designee accepts the order. The Broker typically holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. The Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.
Exchange Privilege
As a shareholder, you have the privilege of exchanging shares of one Poplar Forest Fund for shares of other Poplar Forest Fund, which are offered in this Prospectus, without incurring any additional sales charges. However, you should note the following:
•Exchanges can be made from the Class A and Institutional Class shares of the Partners Fund into the Investor Class shares of the Cornerstone Fund. Similarly, exchanges can be made from Investor Class shares of the Cornerstone Fund into Institutional Class shares of the Partners Fund, subject to meeting investment minimum requirements;
•You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number;
•Before exchanging into another Poplar Forest Fund, read a description of the Fund in this Prospectus;
•Exchanges are considered a sale and purchase of Fund shares for tax purposes and may be taxed as short-term or long-term capital gain or loss depending on the period shares are held subject to certain limitations on deductibility of losses;
•The Funds reserve the right to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Funds would be unable to invest the money effectively in accordance with their investment objectives and policies, or would otherwise potentially be adversely affected;
•If you accepted telephone options on your account application, you can make a telephone request to exchange your shares for an additional $5 fee; and
•The minimum exchange amount between existing accounts invested in the Poplar Forest Funds is $1,000.
You may make exchanges of your shares between the Funds by telephone, in writing or through your Broker.
Conversions
Subject to the Adviser’s approval, if investors currently holding Class A shares of the Partners Fund meet the criteria for eligible investors and would like to convert to Institutional Class shares, there are no tax consequences and investors are not subject to the redemption/exchange fees. To inquire about converting your Class A shares to Institutional Class shares, please call 1-877-522-8860.
Investors who hold Institutional Class shares of the Partners Fund through a financial intermediary’s fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program (while continuing their relationship with the financial intermediary as a brokerage client), may be subject to conversion of their Institutional Class shares by their financial intermediary to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Institutional Class shares. Investors should contact their financial intermediary to obtain information about their eligibility for the financial intermediary’s fee-based program and the class of shares they would receive upon such a conversion.
How to Sell Shares
You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly to the Funds or through your financial intermediary. As discussed below, you may receive proceeds of your sale in a check, ACH, or federal wire transfer. The Funds typically expect that they will take one to three days following the receipt of your redemption request to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days if an earlier payment could adversely affect a Fund. If you did not purchase your shares with a federal wire payment, the Funds may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your purchase amount has cleared, whichever occurs first.
The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in unusual market conditions.
The Funds reserve the right to redeem in-kind as described under “Redemption “In-Kind” below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind are typically only used in unusual market conditions. The Partners Fund has in place a line of credit that may be used to meet redemption requests during unusual market conditions.
In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. If you hold your shares through an IRA or retirement plan account, you may redeem shares by telephone. Investors will be asked whether or not to withhold taxes from any distribution. You should send your redemption request to:

Regular Mail	Overnight Express Mail
Poplar Forest Funds	Poplar Forest Funds
[Name of Poplar Forest Fund]	[Name of Poplar Forest Fund]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307
NOTE:    The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s office.
By Telephone
If you accepted the telephone option on the account application, you may redeem your shares, up to $100,000, by calling the Transfer Agent at 1‑877‑522‑8860 before the close of trading on the NYSE (which is generally 4:00 p.m., Eastern Time). Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent’s records or sent via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to the bank account that appears on the Transfer Agent’s records. The minimum amount that may be wired is $1,000. A wire fee of $15 will be deducted from your redemption proceeds for complete and share certain redemptions. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.
The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Funds will be liable for any losses, cost, or expense for acting upon telephone instructions that are believed to be genuine. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.
You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-877-522-8860 for instructions.
You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Funds by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).

Systematic Withdrawal Plan
As another convenience, you may redeem your Class A, Institutional Class and Investor Class shares through the Systematic Withdrawal Plan (“SWP”). Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $50,000 and each withdrawal amount must be for a minimum of $2,500. If you elect this method of redemption, the Funds will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account. The SWP may be terminated at any time by the Funds. You may also elect to terminate your participation in the SWP by communicating in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal at:

Regular Mail	Overnight Express Mail
Poplar Forest Funds	Poplar Forest Funds
[Name of Poplar Forest Fund]	[Name of Poplar Forest Fund]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307
A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish a SWP, an investor must complete the appropriate sections of the account application. For additional information on the SWP, please call the Transfer Agent at 1-877-522-8860.
Redemption “In-Kind”
The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption in-kind”). It is not expected that a Fund would do so except during unusual market conditions. A redemption, whether in cash or in-kind, is a taxable event to you. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.
Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.
A signature guarantee of each account owner, from either a Medallion program member or a non-Medallion program member, is required in the following situations:
•When ownership is being changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days;
•For all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee or signature verification stamp in other instances based on the circumstances.
Other Information about Redemptions
The Funds may redeem the shares in your account if the value of your account is less than $5,000 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $5,000 before the Funds make an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $5,000 before the Funds take any action.
DIVIDENDS AND DISTRIBUTIONS
The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December. A Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year.
All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash. Dividends are taxable whether reinvested in additional shares or received in cash.
If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at a Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least five days in advance of the payment date for the distribution.
Any dividend or capital gain distribution paid by the Funds has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in an economic sense, a partial return of capital to you.
TOOLS TO COMBAT FREQUENT TRANSACTIONS
The Board has adopted policies and procedures to prevent frequent transactions in the Funds. The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Funds may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance or whether the shareholder has conducted four round trip transactions within a 12-month period. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps include monitoring trading practices and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Funds make efforts to identify and restrict frequent trading, the Funds receive purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Funds seek to exercise their judgment in implementing these tools to the best of their ability in a manner that the Funds believe are consistent with shareholder interests.
Monitoring Trading Practices. The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Funds do not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 of the 1940 Act, the Funds’ distributor, Quasar Distributors, LLC (the “Distributor”) on behalf of the Funds, has entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediary must, upon request, provide the Funds with certain shareholder and identity trading information so that the Funds can enforce its market timing policies.
Fair Value Pricing. The Funds employ fair value pricing selectively to ensure greater accuracy in their daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Adviser has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds’ pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Funds does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser. There can be no assurance that the Funds will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share.
Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that a Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Funds may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.
More detailed information regarding fair value pricing can be found under the heading titled, “Pricing of Fund Shares.”
TAX CONSEQUENCES
The Funds intend to continue to qualify to be taxed as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As regulated investment companies, the Funds are not subject to federal income tax if they distribute their income as required by the tax law and satisfy certain other requirements that are described in the SAI.

Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes dividends paid by a real estate investment trust (“REIT”). Regulations recently adopted by the United States Treasury allow non-corporate shareholders of a Fund to benefit from the 20% deduction with respect to net REIT dividends received by the Fund if the Fund meets certain reporting requirements.
The Funds typically make distributions of dividends and capital gains in December. Dividends are taxable to you as ordinary income or as qualified dividend income, depending on the source of such income to the distributing Fund and the holding period of a Fund for its dividend-paying securities and of you for your Fund shares. The rate you pay on capital gain distributions will depend on how long the Funds held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. A portion of ordinary income dividends paid by the Funds may be qualified dividend income eligible for taxation at long-term capital gain rates for individual investors, provided that certain holding period and other requirements are met. Generally, none or only a small portion of the income dividends paid to you as a result of a Fund’s investment in REITs is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates. A 3.8% surtax applies to net investment income (which generally will include dividends and capital gains from an investment in the Funds) of individual shareholders with adjusted gross income over $200,000 for single filers and $250,000 for married joint filers. Although distributions are generally taxable when received, certain distributions declared in October, November or December to shareholders of record on a specified date in such a month but made in January are taxable as if received the prior December.
By law, the Funds must withhold as backup withholding at a rate under section 3406 of the Code from your taxable distributions and redemption proceeds if you do not provide your correct Social Security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Funds to do so.
Sale of your Fund shares is a taxable event for you. Depending on the purchase and sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction and your investment in the Funds. The Code limits the deductibility of capital losses in certain circumstances.
The Funds’ distributions, whether received in cash or reinvested in additional shares of the Funds, may be subject to federal, state and local income tax. These distributions generally will be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the type of shareholder and the length of time the Funds hold the assets generating the capital gains, but not depending on the length of time you held your shares). In managing the Funds, the Adviser does not consider the tax effects of its investment decisions to be of primary importance. Shareholders should note that the Funds may make taxable distributions of income and capital gains even when share values have declined.
Some of the Funds’ investment income may be subject to foreign income taxes which may be withheld at the source.
You should consult your own tax advisor concerning federal, state and local taxation of distributions from the Funds. Additional information concerning taxation of the Funds and their shareholders is contained in the SAI.
DISTRIBUTION OF FUND SHARES
Distribution Plan
The Board has adopted a plan pursuant to Rule 12b-1 for the Partners Fund’s Class A shares that allows the Fund to pay fees for the sale, distribution and servicing of its Class A shares. The plan provides for a distribution and servicing fee of up to 0.25% of the Class A shares’ average daily net assets. Because these fees are paid out over the life of the Fund’s Class A shares, over time, these fees (to the extent they are accrued and paid) will increase the cost of your investment and may cost you more than paying other types of sales charges.
Service Fees – Other Payments to Third Parties
In addition to Rule 12b-1 fees, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.
The Funds have policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for distribution-related activities and the following non-distribution activities: sub-transfer agent, administrative, and other shareholder servicing services.
The Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to Rule 12b-1 and service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Funds and the dollar amount of the shares sold.
Your Account with a Fund
Set forth below is information about the manner in which the Funds offer shares. A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), for the Partners Fund and Cornerstone Fund, provided such variations are described in this Prospectus. Investors who are converted from Institutional Class shares of the Partners Fund by their financial intermediary will not be subject to a sales load at the time of conversion. All variations described in Appendix A are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix A should read the terms and conditions of Appendix A carefully. For the variations applicable to shares offered through Merrill Lynch-sponsored platforms, please see “Appendix A – Financial Intermediary Sales Charge Variations.” A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Partners Fund or Cornerstone Fund or through another intermediary. Please consult your financial intermediary with respect to any variations listed on Appendix A.
Description of Classes
The Board has adopted a multiple class plan that allows the Funds to offer one or more classes of shares. The Partners Fund has registered two classes of shares – Class A shares and Institutional Class shares. The Cornerstone Fund has registered one class of shares - Investor Class shares. This Prospectus offers Class A shares and Institutional Class shares of the Partners Fund and Investor Class shares of the Cornerstone Fund. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses as outlined below and may have different share prices:

•Class A shares are charged a front-end sales load. The Class A shares are also charged a 0.25% Rule 12b-1 distribution and servicing fee. Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a redemption within twelve months of purchase of investments of $1 million or more on which no front-end sales charge is paid are subject to a 0.75% CDSC based on the lower of cost or market value at the time of redemption.
•Institutional Class shares do not impose a sales charge or a Rule 12b-1 fee. If you purchase Institutional Class shares, you will pay the NAV per share next determined after your order is received.
•Investor Class shares do not impose a sales charge or a Rule 12b-1 fee. If you purchase Investor Class shares, you will pay the NAV per share next determined after your order is received.
More About Class A Shares
Class A shares of the Partners Fund are retail shares that require that you pay a sales charge when you invest in the Fund unless you qualify for a reduction or waiver of the sales charge. Class A shares are also subject to Rule 12b-1 fees (or distribution and servicing fees) described earlier of 0.25% of average daily net assets, which are assessed against the shares of the Funds.
If you purchase Class A shares of the Partners Fund, you will pay the public offering price (“POP”) which is the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint thresholds,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. The sales charge is calculated as follows:

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Reallowance
Less than $50,000	5.00%	5.26%	4.50%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.50%
$750,000 but less than $1 million	1.50%	1.52%	1.00%
$1 million or more (2)	0.00%	0.00%	0.75%
(1)Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
(2)Class A shares that are purchased at NAV in amounts of $1 million or more may be assessed a 0.75% CDSC, if they are redeemed within twelve months from the date of purchase.
The Distributor will receive all initial sales charges for the purchase of Class A shares of the Partners Fund without a dealer of record.
Class A Sales Charge Reductions and Waivers
You may be able to reduce the sales charges on Class A shares of the Partners Fund based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility. The programs described below and others are explained in greater detail in the SAI.
Reinvested Distributions: You pay no sales charges on Class A shares you buy with reinvested distributions from Class A distributions from the Partners Fund.
Account Reinstatement: You pay no sales charges on Class A shares you purchase with the proceeds of a redemption of Class A shares of the Partners Fund within 120 days of the date of the redemption.
Letter of Intent (“LOI”): By signing an LOI, you pay a lower sales charge now in exchange for promising to invest an amount within the next 13 months sufficient to meet one of the above breakpoint thresholds. The investment must satisfy the initial purchase agreement. Reinvested distributions do not count as purchases made during this period. The Partners Fund will hold in escrow shares equal to approximately 5% of the amount of shares you indicate in the LOI. If you do not invest the amount specified in the LOI before the expiration date, the Transfer Agent will redeem a sufficient amount of escrowed shares to pay the difference between the reduced sales load you paid and the sales load you would have paid based on the total amount actually invested in Class A shares as of the expiration date. Otherwise, the Transfer Agent will release the escrowed shares when you have invested the agreed amount. Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.
Rights of Accumulation (“ROA”): You may combine the value at the current public offering price of Class A shares of the Partners Fund with a new purchase of Class A shares of the Fund to reduce the sales charge on the new purchase. The sales charge for the new shares will be figured at the rate in the table above that applies to the combined value of your currently owned shares and the amount of the new investment. ROA allows you to combine the value of your account with the value of other eligible accounts for purposes of meeting the breakpoint thresholds above.
You may aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount. The types of eligible accounts that may be aggregated to obtain the breakpoint discounts described above include individual accounts, joint accounts and certain IRAs.
For the purpose of obtaining a breakpoint discount, members of your “immediate family” include your spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships. In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. Eligible accounts include those registered in the name of your financial intermediary through which you own shares in the Partners Fund.
Certain groups or classes of shareholders: If you fall into any of the following categories, you can buy Class A shares at NAV without a sales charge:
•Current and retired employees, directors/trustees and officers of:
◦ Advisors Series Trust;
◦The Adviser and its affiliates; and
◦Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.
•Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Adviser and its affiliates.
•Current employees of:
◦The Transfer Agent;
◦Broker-dealers who act as selling agents for the Funds; and

◦Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.
•Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Distributor that allows for load-waived Class A share purchases.
•Certain qualified employee benefit plans or savings plans, including but not limited to, those plans qualified under sections 401(k), 403(b) or 457 of the Internal Revenue Code, profit-sharing plans and money purchase pension plans.
The Board also reserves the right to enter into agreements that reduce or eliminate sales charges for other groups or classes of shareholders, including for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your Broker for further information.
A financial intermediary may impose different sales load discounts or waivers. Sales load discount or waiver variations specific to certain financial intermediaries are described in Appendix A to this Prospectus. Investors who are converted from Institutional Class shares by their financial intermediary will not be subject to a sales load at the time of conversion.
More information regarding the Funds’ sales charges, breakpoint thresholds and waivers is available in the SAI and free of charge on the Funds’ website: www.poplarforestfunds.com/resources by clicking on “Breakpoints and Sales Loads.”
More about Institutional Class Shares
Institutional Class shares of the Partners Fund do not carry a sales charge. If you purchase Institutional Class shares of the Partners Fund, you will pay the NAV per share next determined after your order is received.
The following persons are eligible to invest in Institutional Class shares:
1.Institutional investors including banks, savings institutions, credit unions and other financial institutions, pension, profit sharing and employee benefit plans and trusts, insurance companies, investment companies, investment advisors, broker-dealers and financial advisors acting for their own accounts or for the accounts of their clients;
2.Full-time employees, agents, employees of agents, retirees and directors (trustees), and members of their families (i.e., parent, child, spouse, domestic partner, sibling, set or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons) of the Adviser and its affiliated companies; and
3.Shareholders investing through accounts at Tocqueville Asset Management, L.P. and its affiliated companies.
More about Investor Class Shares
Investor Class shares of the Cornerstone Fund do not carry a sales charge. If you purchase Investor Class shares of the Cornerstone Fund, you will pay the NAV per share next determined after your order is received.

The following persons are eligible to invest in Investor Class shares:
1.Institutional investors including banks, savings institutions, credit unions and other financial institutions, pension, profit sharing and employee benefit plans and trusts, insurance companies, investment companies, investment advisors, broker-dealers and financial advisors acting for their own accounts or for the accounts of their clients;
2.Full-time employees, agents, employees of agents, retirees and directors (trustees), and members of their families (i.e., parent, child, spouse, domestic partner, sibling, set or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons) of the Adviser and its affiliated companies; and
3.Shareholders investing through accounts at Tocqueville Asset Management, L.P. and its affiliated companies.
Minimum Investments
You may open a Fund account with a minimum initial investment as listed in the table below.
Partners Fund and Cornerstone Fund

	To Open Your Account	To Add to Your Account
Regular Accounts
Class A	$25,000	$1,000
Investor Class	$25,000	$1,000
Institutional Class	$100,000	$1,000
IRAs
Class A	$5,000	$1,000
Investor Class	$5,000	$1,000
The Cornerstone Fund does not offer Class A or Institutional Class shares. The Partners Fund does not offer Investor Class shares.
The Funds’ minimum investment requirements may be waived from time to time by the Adviser, and for the following types of shareholders:
•current and retired employees, directors/trustees and officers of the Board, the Adviser and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);
•any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Adviser and its affiliates;
•current employees of the Transfer Agent, broker-dealers who act as selling agents for the Funds, intermediaries that have marketing agreements in place with the Adviser and the immediate family members of any of them;
•accounts with registered investment advisers and registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ distributor;
•qualified broker-dealers who have entered into an agreement with the Funds’ distributor; and
•existing clients of the Adviser, their employees and immediate family members of such employees.
GENERAL POLICIES
Some of the following policies are mentioned above. In general, the Funds reserve the right to:

•Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
•Reject any purchase request for any reason. Generally, the Funds do this if the purchase is disruptive to the efficient management of the Funds (due to the timing of the investment or an investor’s history of excessive trading);
•Redeem all shares in your account if your balance falls below the Funds’ minimum initial investment requirement due to redemption activity. If, within 30 days of the Funds’ written request, you have not increased your account balance, you may be required to redeem your shares. The Funds will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV; and
•Reject any purchase or redemption request that does not contain all required documentation.
Your Broker may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your Broker for details.
Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to a Fund. Based upon statutory requirements for returned mail, a Fund will attempt to locate the shareholder or rightful owner of the account. If a Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1‑877‑522‑8860 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
Householding
In an effort to decrease costs, each Fund intends to reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents, you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1‑877‑522‑8860 to request individual copies of documents; if your shares are held through a financial intermediary, please contact them directly. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
INDEX DESCRIPTION
Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index, but do not reflect the expenses of the Funds.
The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.
A blended index (also known as a blended benchmark) is a combination of two or more indices in varying percentages. To take a simple example, if an investor’s assets are allocated to 60% stocks and 40% bonds, the portfolio’s performance might be best measured against a blended benchmark consisting of 60% in a stock index (e.g., S&P 500 index) and 40% in a bond index (e.g., Bloomberg Barclays U.S. Aggregate Bond Index). The Cornerstone Fund’s blended index is a 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index blend.
The Consumer Price Index (“CPI”) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. The annual percentage change in a CPI is used as a measure of inflation.
The Russell 1000® Value Index includes 1,000 or fewer of the largest U.S. firms by market capitalization and represents about 90% of the U.S. market; if an issue disappears because of bankruptcy, merger or other corporate action, it is not replaced until the next index reconstitution. The index is reconstituted on a June 30 annual cycle. The Russell 1000 Value Index measures the performance of the Russell 1000’s value segment, which is defined to include firms whose share prices have lower price/book ratios and lower expected long/term mean earnings growth rates.

FINANCIAL HIGHLIGHTS
The financial highlights tables below are intended to help you understand the financial performance of the Funds for the fiscal periods shown. Certain information reflects financial results for a single share of each Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Form N-CSR dated September 30, 2025, which is available upon request.
Partners Fund – Class A
For a share outstanding throughout each year

Class A Shares	Year Ended September 30,
	2025	2024	2023	2022	2021
Per share data:
Net asset value, beginning of year	$54.10	$46.57	$46.07	$55.97	$35.69

Investment operations:
Net investment income(a)	0.83	0.89	0.90	0.69	0.74
Net realized and unrealized gain (loss) on investments(b)	6.78	8.45	2.54	(3.18)	20.48
Total from investment operations	7.61	9.34	3.44	(2.49)	21.22

Less distributions from:
Net investment income	(1.15)	(1.06)	(0.50)	(0.94)	(0.94)
Net realized gains	(3.94)	(0.75)	(2.44)	(6.47)	—
Total distributions	(5.09)	(1.81)	(2.94)	(7.41)	(0.94)

Net asset value, end of year	$56.62	$54.10	$46.57	$46.07	$55.97

Total return	15.36%	20.59%	7.05%	-5.68%	60.26%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$21,638	$23,663	$22,717	$23,387	$24,098

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.29%	1.31%	1.30%	1.29%	1.34%
After expense reimbursement/recoupment	1.20%	1.20%	1.20%	1.20%	1.21%

Ratio of net investment income to average net assets	1.60%	1.75%	1.83%	1.30%	1.48%

Portfolio turnover rate	26%	28%	35%	30%	41%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.

Partners Fund – Institutional Class
For a share outstanding throughout each year

Institutional Class	Year Ended September 30,
	2025	2024	2023	2022	2021
Per share data:
Net asset value, beginning of year	$54.22	$46.68	$46.16	$56.07	$35.75

Investment operations:
Net investment income(a)	0.96	1.02	1.03	0.83	0.86
Net realized and unrealized gain (loss) on investments(b)	6.79	8.46	2.55	(3.19)	20.50
Total from investment operations	7.75	9.48	3.58	(2.36)	21.36

Less distributions from:
Net investment income	(1.29)	(1.19)	(0.62)	(1.08)	(1.04)
Net realized gains	(3.94)	(0.75)	(2.44)	(6.47)	—
Total distributions	(5.23)	(1.94)	(3.06)	(7.55)	(1.04)

Net asset value, end of year	$56.74	$54.22	$46.68	$46.16	$56.07

Total return	15.64%	20.89%	7.32%	-5.43%	60.63%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$291,519	$289,816	$267,273	$276,465	$289,502

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.04%	1.06%	1.05%	1.04%	1.09%
After expense reimbursement/recoupment	0.95%	0.95%	0.95%	0.95%	0.96%

Ratio of net investment income to average net assets	1.85%	2.00%	2.08%	1.55%	1.72%

Portfolio turnover rate	26%	28%	35%	30%	41%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.

Cornerstone Fund – Investor Class
For a share outstanding throughout each year

Investor Shares	Year Ended September 30,
	2025	2024	2023	2022	2021
Per share data:
Net asset value, beginning of year	$30.38	$26.82	$27.08	$32.49	$22.76

Investment operations:
Net investment income(a)	0.78	0.77	0.66	0.54	0.60
Net realized and unrealized gain (loss) on investments(b)	2.41	3.97	1.43	(2.03)	9.64
Total from investment operations	3.19	4.74	2.09	(1.49)	10.24

Less distributions from:
Net investment income	(0.82)	(0.79)	(0.45)	(0.72)	(0.51)
Net realized gains	(1.23)	(0.39)	(1.90)	(3.20)	—
Total distributions	(2.05)	(1.18)	(2.35)	(3.92)	(0.51)

Net asset value, end of year	$31.52	$30.38	$26.82	$27.08	$32.49

Total return	11.13%	18.20%	7.46%	-5.60%	45.53%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$33,401	$35,154	$30,721	$28,107	$29,443

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.45%	1.43%	1.45%	1.44%	1.53%#
After expense reimbursement/recoupment	0.90%	0.90%	0.90%	0.90%	0.90%#

Ratio of net investment income to average net assets	2.64%	2.68%	2.38%	1.76%	2.01%

Portfolio turnover rate	29%	31%	36%	30%	36%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
#    Includes expenses of Class A Shares which converted to Investor Class Shares on October 30, 2020.

Investment Adviser
Tocqueville Asset Management, L.P.
40 West 57th Street, 19th Floor
New York, New York 10019

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1251 Avenue of the Americas, 19th floor
New York, New York 10020

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

PRIVACY NOTICE
The Funds collect non-public information about you from the following sources:
•Information we receive about you on applications or other forms;
•Information you give us orally; and/or
•Information about your transactions with us or others.
We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.
In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

PN-1

POPLAR FOREST PARTNERS FUND
POPLAR FOREST CORNERSTONE FUND
www.poplarforestfunds.com/resources
FOR MORE INFORMATION
You can find more information about the Funds in the following documents:
Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
Additional information about the Funds’ investments are available in the Funds’ annual and semi-annual reports (collectively, the “Shareholder Reports”) and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ last fiscal year. In Form N-CSR, you will find the Funds’ annual and- semi-annual financial statements.
The SAI and Shareholder Reports are available free of charge on the Funds’ website at www.poplarforestfunds.com/resources. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 1-877-522-8860 or by writing to:
Poplar Forest Funds
[Name of Poplar Forest Fund]
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

Reports and other information about the Funds are also available:
•    Free of charge from the SEC’s EDGAR database on the SEC’s website at https://www.sec.gov; or,
•    For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(SEC Investment Company Act file number is 811-07959.)

Appendix A
Financial Intermediary Sales Charge Variations
As noted under “Shareholder Information,” on page 21, a financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this prospectus. Set forth below are the variations in sales charges applicable to shares purchased through the noted financial intermediary. All variations described below are applied by, and the responsibility of, the identified financial intermediary. Variations may apply to purchases, sales, and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified below should read the terms and conditions of the variations carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another intermediary. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Merrill Lynch has different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts.
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)
Front-end or level-load mutual fund shares purchased or sold through a Merrill platform or account are eligible for the sales load waivers and discounts listed in the Merrill-specific waiver and discount section of a participating fund family’s mutual fund’s prospectus1.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of mutual funds of any relationship or other facts that qualify the transaction for a sales load waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

This document provides additional information on Merrill’s policies related to certain waivers, discounts, and share class exchanges. You are encouraged to speak with your financial advisor to determine whether a transaction is eligible for a waiver or discount.

1. Merrill’s Policies Related to Front-end Sales Load Waivers
• Level-load to front-end load share class exchanges:

For participating fund families, Merrill will automatically exchange level-load shares held in Merrill accounts2 to front-end load shares of the same mutual fund in the month following the 5-year anniversary of the date the level load shares were purchased or the date the level-load shares were transferred into a Merrill account. If a fund’s prospectus permits level-load to front-end load exchanges sooner than 5 years, the earlier prospectus exchange privilege will automatically apply.

For fund families not listed in Appendix A, Merrill will automatically exchange level-load shares held in Merrill accounts to front-end load shares of the same mutual fund in accordance with the timing disclosed the fund’s prospectus.

• Eligible employees of Merrill or its affiliates: Eligibility will vary depending on your job role at, or your relationship to an eligible employee of, Bank of America N.A. Prior to executing a transaction in mutual fund shares, contact your financial advisor to confirm your eligibility.

• Merrill Household: Merrill will aggregate related accounts for purposes of determining your Merrill Household. Related accounts generally will include those accounts maintained within the Merrill distribution channel that match two of the following three criteria (1) last name, (2) primary address, and (3) tax identification number. For avoidance of doubt, related accounts do not include accounts across other BofA Corp distribution channels (i.e., Bank of America Private Bank). Please contact your financial advisor to inquire whether an account is included in your Merrill Household prior to your purchase of mutual fund shares.

2. Merrill’s Policies Related to Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load shares
• Limits on systematic withdrawals: Systematic withdrawals cannot exceed 10% of the current net asset value of an account’s holding in a particular mutual fund on an annualized basis.

3. Merrill’s Policies Related to Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoint discounts, as described in the fund’s prospectus, where the sales charge is at or below the maximum sales charge (currently 3.5%) that Merrill permits to be assessed to a front-end load purchase: Based on your investment needs, if the sales load assessed to your purchase amount would exceed the maximum sales charge of 3.5%, you can instead choose to invest the same dollar amount in level-load shares or purchase an amount of front-end load shares that would bring the sales charge to 3.5% or lower.

• Eligible share classes for rights of accumulation (ROA): Your aggregated mutual fund holdings in the share classes listed for the mutual fund family in Exhibit A, which are held in your Merrill Household’s accounts, will be combined with your purchase to determine if your purchase qualifies for a breakpoint discount. This list is subject to change.

Holdings in products other than mutual funds and any mutual funds that are not eligible for ROA, as disclosed in the fund’s prospectus, will not count towards ROA. In addition, mutual fund family holdings not held at Merrill may be included in the ROA calculation only if clients notify their financial advisors about such assets. Effective May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation.

• Letters of Intent (LOI): Whether your purchase is eligible for a breakpoint discount will depend on a variety of conditions such as whether: (1) the fund family permits LOIs or allows a particular mutual fund or share class to be counted towards your LOI commitment; (2) your purchase is in an account in your Merrill Household and (3) you fulfill your LOI Commitment within a 13-month period.

Effective May 1, 2026, Merrill will no longer accept new LOIs. Please contact your financial advisor to discuss eligibility and to obtain Merrill’s LOI form, which contains more detailed information.
_______________________
1 Clients may only purchase mutual fund shares of participating fund families at Merrill. Clients who hold mutual fund shares of non-participating fund families are eligible for the CDSC waivers listed in the non-participating mutual fund’s prospectus.
2 Level-load shares held in employer-sponsored retirement, deferred compensation, and employee benefit plan (including health savings accounts) accounts will not be exchanged for front-end load shares. Contact your financial advisor to confirm your account’s eligibility.

Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Raymond James & Associates, Inc., Raymond James Financial Services and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•Shares purchased in an investment advisory program.
•Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Fund family).
•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•Shares purchased from the proceeds of redemptions within the same Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A, B and C shares available at Raymond James
•Death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s prospectus.
•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent
•Breakpoints as described in this prospectus.
•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible Fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

APPENDIX B
TOCQUEVILLE ASSET MANAGEMENT L.P.
PROXY VOTING PROCEDURES AND POLICY GUIDELINES

PROXY VOTING PROCEDURES

The Tocqueville View
The foundation of the Tocqueville investment management services is the principles of trust and fiduciary responsibility set forth in both common and statutory law as well as regulatory promulgations. Exercising investment decisions in the exclusive best interest of its clients has been the sole objective and continuing practice of the firm. Thus, the extension of those mandates to include the exercise of proxy voting as a value producing or protecting activity as a fiduciary is neither a surprise nor a hardship to the Tocqueville investment programs.
The discretionary authority to vote proxies on behalf of the clients is set forth in the Tocqueville investment advisory agreement and, generally, all proxies are voted identically for all clients. In very limited circumstances where a material conflict of interest is identified, Tocqueville may accept directions from a client as to how to vote the shares pertaining to that client’s interest. There may also be unusual circumstances when Tocqueville does not vote a proxy due to the extensive procedural requirements (i.e., share blocking) that restrict the investment powers or excessive cost (i.e., personal representation) of voting in a foreign country, undue delays in receiving proxy materials or a lack of sufficient information on which to render an analysis and formulate a vote recommendation.
Considering the regulatory and reporting mandates pertaining to proxy voting, Tocqueville revised and expanded the written Proxy Voting Procedures and Policy Guidelines in 2005 and makes them readily available without charge, upon request, to its advisory clients as well as to the shareholders of Tocqueville Fund, the Poplar Forest Partners Fund and the Poplar Forest Cornerstone Fund. The proxy voting record pertinent to the account of individual advisory clients is available at their request. The voting record for the Tocqueville Fund, the Poplar Forest Partners Fund, the Poplar Forest Cornerstone Fund and any other mutual funds managed by Tocqueville are published in Form N-PX and made available to anyone upon request. The voting record of Tocqueville on proposals relating to executive compensation (“say-on-pay”) matters are published in Form N-PX and made available to anyone upon request. In addition to SEC requirements governing registered advisers, Tocqueville proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set forth in DOL Interpretive Bulletin 94-2.
Proxy Voting Procedures
Committee on Corporate Governance & Responsibility
Established in 2004, the Committee on Corporate Governance & Responsibility develops proxy voting guidelines for Tocqueville to be considered in voting on proposals submitted by corporate managements and shareholders. Because the issues presented in the proxy process are so varied and often complex, the Committee adopts guidelines rather than rules and does not attempt to have a guideline for every issue. The Committee meets annually to review existing voting guidelines and as necessary to adopt voting guidelines for new issues or topics. Thus, the Guidelines may be updated from time to time as warranted by the Committee. Tocqueville may abstain on an issue if there is no established guideline until the Committee has formulated a guideline.
Consistent with and in furtherance of the fiduciary responsibility of an investment adviser to enhance and preserve the investments of its clients, the Committee’s primary focus is to consider the economic impact of any proposal. Within that context, the Committee also seeks to promote basic principles of corporate governance:

    independence and accountability of the board of directors;
    equal treatment of all shareholders;
    opportunity for shareholders to vote on issues which have a material financial impact on the corporation; and, executive compensation that reflects corporate performance
The Committee has also established voting policy guidelines to address social, environmental and governance issues that are presented by shareholder proposals. While supportive of corporations being “good corporate citizens” throughout the world, the primary concern of the Committee is the fiduciary responsibility of Tocqueville to preserve and maximize the client’s long-term economic value. In the event the Committee determines that the adoption of a proposal would have a negative economic impact on the corporation, the financial impact will determine the vote recommendation resulting in instances where the vote is not in strict adherence to the guideline.
In formulating a voting policy guideline, the Committee will primarily research the topic through information extracted from the analysis of management and shareholder proposals by independent research consultants.
Membership of the Committee shall be the Chief Investment Officer (CIO), the Chief Compliance Officer or his designee and, upon request, selected Portfolio Managers of Tocqueville.
Retention of Proxy Voting Service.
In determining the retention of an independent third-party Proxy Voting Service (the “PVS”) to provide research on proxies and to facilitate the electronic voting of proxies, Tocqueville will consider whether the PVS has the capacity and competency to adequately analyze the matters for which Tocqueville is responsible for voting, considering (as applicable):
• The adequacy and quality of the PVS’s staffing, personnel and/or technology.
• Whether the PVS has an effective process for seeking timely input from issuers and PVS clients with respect to, among other things, its proxy voting policies, methodologies, and peer group constructions.
• Whether the PVS has adequately disclosed its methodologies in formulating voting recommendations, such that Tocqueville understands the factors underlying the PVS’s recommendations.
• The nature of any third-party information sources that the PVS uses as a basis for its voting recommendations; and
• The PVS’s policies and procedures regarding how it identifies and addresses conflicts of interest.
Periodic Review of Proxy Voting Service and Continued Retention
Tocqueville shall periodically review the proxy voting policies, procedures and methodologies, conflicts of interest and competency of the PVS. Tocqueville will also review the continued retention of the PVS, including whether any relevant credible potential factual errors, incompleteness or methodological weaknesses in the PVS’s analysis that materially affected the research and recommendations used by Tocqueville. In addition, Tocqueville will also consider the effectiveness of the PVS’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. This will include the PVS’s:
• engagement with issuers, including the process for ensuring that it has complete and accurate information about the issuer and each matter.

• process, if any, for Tocqueville to access the issuer's views about the PVS’s voting recommendations in a timely and efficient manner.
• efforts to correct any identified material deficiencies in its analysis.
• disclosure to Tocqueville regarding sources of information and methodologies used in formulating voting recommendations or executing voting instructions.
• consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; and
• updates to its methodologies, guidelines and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders.
As part of the engagement of the PVS, it is expected that Tocqueville will be updated on business changes that are material to the services provided by the PVS.
Electronic Voting
To assist in the physical act of voting proxies; to ensure the timely receipt of all proxy statements, solicitations and voting ballots pertaining to a particular security; to provide an affirmation that all client accounts are being voted; and to enhance the accuracy and ensure the uniformity of proxy voting record keeping, Tocqueville currently contracts the proxy voting services of Institutional Shareholder Services (“ISS”). As a result, Tocqueville has authorized and delegated the mechanics of voting to a professional voting agent thus further reducing the possibility of error and confusion. Most clients for which Tocqueville has proxy voting authority, whether institutional or individual, and its equity holdings are registered into the ISS voting system to facilitate electronic voting. This is designed to result in the preparation and voting of a single proxy card reflecting the total of all shares owned by Tocqueville clients. It also provides the data foundation to create a record of the proxy votes entered for each client in conformance with SEC Rule 275.204-2(c)(2)(iii). In addition, it provides the data foundation for the preparation of any proxy voting reports required for Form N-PX and requested by certain institutional clients, mutual fund shareholders, governmental agencies or interested persons.
Staff Responsibilities and Procedures
    Proxy voting responsibility is delegated to the chief compliance officer, or his designee, and the Tocqueville Operations administrative staff.
Receipt & Reconciliation
    Any materials pertaining to the proxy voting process and a shareholder meeting, including but not limited to the annual report, the proxy statement, the proxy voting ballot, and any proxy solicitation material, of any corporate security owned by a Tocqueville client, received by Tocqueville is directed to ISS.
    An Operations assistant monitors the ISS system for the meeting date, the record date and the deadline for voting.
    Operations staff provide ISS with Tocqueville advisory client, including mutual funds, portfolio database listing of all holdings in all equity securities on a monthly data feed. Using this data, ISS reconciles the Tocqueville holdings list of total shares held of a security with the total shares cited on the proxy ballot.

    Any discrepancy will be resolved with an Operations assistant prior to further processing of the ballot.
Issue Review & Vote Recommendation
    The chief compliance officer or his designee monitors news article, analysts’ reports, business journals and conference calls for information pertaining to portfolio corporations and maintains a record of any reporting deemed of significance to Tocqueville in its proxy voting process.
    Underlying the proxy voting policies of Tocqueville is the fundamental principle that the financial performance of the corporation and its impact on shareholder value is the primary consideration in voting in the best interest of the client. From time to time this will require financial analysis of the company involved. In such circumstances, the proxy materials provided by ISS are made available to a specific portfolio manager with a request that such an analysis be undertaken. The ultimate vote cast will represent the analysis’ conclusion that value to our clients is best achieved if management pursues a particular course of action.
    After review and analysis of the proposals or resolutions to be voted on, ISS votes the ballot(s) in accordance with the Tocqueville Proxy Voting Policy Guidelines as directed by Tocqueville.
    Voting ERISA plan client proxies is a fiduciary act of plan asset management to be performed by the investment adviser (Tocqueville), unless the voting right has been retained by the named fiduciary of the plan. Pursuant to the investment advisory agreement with individual clients, Tocqueville has been granted sole authority to vote all proxies with respect to the securities in the account. The client may withdraw this authority at any time as well as, under certain limited circumstances, instruct Tocqueville to the direction of the proxy vote in any individual case.
In the event the issue presented in a resolution is not yet the subject of the Proxy Voting Policy Guidelines or presents a unique perspective in contradiction of the Guidelines, ISS will alert Tocqueville to this fact. The chief compliance officer or his designee, in his discretion, may cast an abstain vote or bring the issue with a proposed guideline or voting recommendation to the attention of the CIO for further review and consideration. The CIO may either establish a guideline to address the issue presented, vote on that issue without establishing a guideline or direct an abstain vote. If a guideline is not established, the basis for the vote on the issue shall be noted in the proxy voting records.
    If authority to vote the proxies for a client has not been delegated to Tocqueville or, as authorized by the advisory agreement, a client has instructed Tocqueville how to vote the client proxy in an individual case, these voting instruction exceptions will be reported to ISS. Without such a notation, the proxy will be voted the same for all clients.
Casting & Confirmation of the Vote
    The proxy voting ballot(s) is cast via ISS electronic voting system. In addition, confirmation of this vote is included in the proxy information database at ISS.
    Any ballots received by Tocqueville in hardcopy form are transmitted to ISS for voting and reporting, and a scanned/digital copy is retained by Operations staff.

All materials pertaining to the proxy vote on any corporate security, including but not limited to the corporate annual report (if provided), the proxy statement, the executed ballot and proxy solicitation materials are maintained electronically in the ISS database in accordance with SEC Rule 275.204-2(e)(1). Any internal memoranda pertaining to a particular vote shall be retained at the Tocqueville offices.
Conflicts of Interest
Conflicts of Interest of the Proxy Voting Service.
The chief compliance officer or his designee will review information provided by the PVS that describes conflicts to which the PVS is subject or otherwise obtained by Tocqueville. Tocqueville will seek to require that the PVS promptly provide updates of business changes that might affect or create conflicts and of changes to the proxy voting service’s conflict policies and procedures.
The chief compliance officer or his designee will periodically review the PVS’s policies and procedures for:
i. Adequacy in identifying, disclosing and addressing actual and potential conflicts of interest, including conflicts relating to the provision of proxy voting recommendations and proxy voting services generally, conflicts relating to activities other than providing proxy voting recommendations and proxy voting services, and conflicts presented by certain affiliations;
ii. Adequate disclosure of the PVS’s actual and potential conflicts of interest with respect to the services the PVS provides to Tocqueville; and
iii. Adequacy in utilizing technology in delivering conflicts disclosures that are readily accessible.
Conflicts of Interest of Tocqueville
Although highly unlikely and consciously avoided, there is the potential for a material conflict of interest to arise between Tocqueville and the interest of its clients in the proxy voting process. Should a material conflict of interest arise it shall be resolved in a manner that is in the best interest of the clients.
    Historically the business interests of the Tocqueville have not resulted in a situation where it was pressured to vote in a manner that was not in the best interests of the client owners. However, it is understood that the value of a business relationship could possibly create a material conflict. If the possibility of such a conflict of interest is identified, the Committee will determine whether to engage in one of the following courses of action.
○    Disclose the nature and extent of the conflict to client(s) affected and seek guidance from the client(s) on how that corporate proxy should be voted on their behalf. A notation will be entered into the proxy voting records explaining the conflict and the client directed vote.
○    Disclose the nature and extent of the conflict, advise the clients of the intended vote and await client consent to vote in that manner.
○    Vote in accordance with the pre-determined Guideline without discretion, thus effectively negating the conflict.
    In the event a Tocqueville client is the proponent of a shareholder proposal or a candidate in a proxy contest that is opposed by the corporate management, the Committee will review and analyze the proposal pursuant to the Guidelines and vote the shares of the other Tocqueville clients as determined to be in their best economic interest. However, the client proponent of the proposal will be permitted to vote the proxy on the shares owned by that client. A notation will be entered in the proxy voting records explaining this situation.
    In the event a Tocqueville officer or employee has a personal or business relationship with participants in a proxy contest, corporate directors or candidates for corporate director being voted on by Tocqueville, that officer or employee will be prohibited from any participation in the voting process for that specific company.
    Ownership by Tocqueville officers or employees of corporate shares is not a conflict of interest resulting in exclusion from the participation in the voting process. However, the personal views of the officer or employee in voting their individual shares shall neither influence nor affect the voting of shares by Tocqueville in accordance with the Proxy Voting Procedures and Policy Guidelines.
If a determination is made that a material conflict of interest exists, the chief compliance officer, his designee or the CIO will determine whether voting in accordance with the Policy Guidelines and factors described above is in the best interests of the client. If the proxy involves a matter covered by the Policy Guidelines and factors described above, Tocqueville will generally vote the proxy in accordance with the Guidelines. Alternatively, Tocqueville may vote the proxy in accordance with the recommendation of the PVS provided the PVS is not subject to a material conflict of interest.
Proxies That Will Not Be Voted
Although a relatively rare occurrence, there may be circumstances (especially with international holdings) when the cost of exercising the proxy vote or unique voting restrictions outweigh the beneficial consequence of the resolution being voted on. As a result, Tocqueville generally will not endeavor to vote proxies whenever:
    The proxy materials are written in language other than English and no translation has been provided.
    The proxy voting process of the foreign jurisdiction requires personal attendance or the retention of a representative for fee or the appointment of a local power of attorney to cast a vote.
    The proxies are subject to share blocking restrictions.
    The underlying security is on loan requiring that it be recalled to vote, if the holdings are de minimis or the vote relates to a routine matter.
Proxy Voting Record Retention & Availability
Records Retained
Consistent with SEC Rule 204-2(c)(2), Tocqueville has identified the following records and materials pertaining to the proxy voting process that have been retained and preserved in accordance with the SEC directive. These may be retained in either scanned copy at Tocqueville or accessed in electronic format from the PVS.
    The Proxy Voting Procedures and Policy Guidelines of Tocqueville
    every corporate security in the firm portfolio:

i.    the annual report of the company (if provided)
ii.    the proxy statement (if provided) pertaining to the annual or special meetings at which a vote of shareholders is to be recorded.
iii.    the Tocqueville client record date holder list
iv.    any written proxy solicitation materials submitted and received in addition to the corporate proxy statement by either management or the proponent of the proposal or someone seeking to solicit support or votes on behalf of either management or the proponent; voting recommendations from the PVS; proponents subsequently filed additional definitive proxy materials; or, other relevant, material information conveyed by an issuer or shareholder proponent to Tocqueville.
v.    any memoranda or notes prepared by Tocqueville that were material to making a decision in the course of exercising a proxy voting and,
vi.    the PVS proxy ballot summary as marked by the chief compliance officer or his designee, when necessary, reflecting a vote “for, against or abstain” on each proposal presented.
In the event of a contested election or proposal, the proxy statement of each proponent shall be retained but only the proxy card used to vote shall be made a part of the hardcopy file.
    For client accounts governed by ERISA, a report may be generated on a quarterly, semi-annual or annual basis, depending on the preference and instruction of the ERISA client. The client will specify the information desired in such a report that may include the date and type of meeting; the name of the issuer; the issues being voted on; the shares voted; the record date for the meeting; and the vote cast.
    A record of each client request for the Proxy Voting Procedures and Policy Guidelines or for information pertaining to the proxy voting for that client’s securities. If the request is written or by email, a copy of the request and the Tocqueville written response shall constitute the record. If the request is verbal communication, a memorandum shall be prepared as the record noting, at a minimum, a) the name of the client, b) the date of the request and, c) the date and extent of the Tocqueville response. The original of any request and a copy of the Tocqueville response will be retained in a separate file of such correspondence. In addition, a copy of both the request and the response will be a part of the client’s individual file within the Tocqueville record-keeping system.
    In accordance with SEC Rule 30b1-4, for proxies voted by Tocqueville pursuant to the delegation of such authority by registered investment companies, Form N-PX shall be used to annually report the proxy voting record for the most recent twelve-month period ending June 30. A separate Form N-PX shall be filed on behalf of each registered investment company client and shall include the following information:
i.    name of the issuer
ii.    exchange ticker
iii.    CUSIP, if easily available
iv.    shareholder meeting date
vi.    brief description of the issue being voted on
vi.    whether the matter was proposed by the issuer or a shareholder

vii.    how the fund cast its vote on the matter, and
viii.    whether the vote was cast for or against management’s recommendation

Availability of Records
•The Proxy Voting Procedures and Policy Guidelines of Tocqueville are available, upon request, to any client or perspective client of the firm, and are also attached to the Statement of Additional Information of the Tocqueville Trust and the Advisors Series Trust.
•A record of proxy votes cast on behalf of any client is available, upon request, to that specific client for whose securities the votes were cast.
•A concise summary of these Proxy Voting Procedures and Policy Guidelines is included in Form ADV Part 2A and will be updated whenever these policies and procedures are updated.
•Form ADV Part 2A discloses that clients may contact Tocqueville via e-mail or telephone to obtain information on how Tocqueville voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, Operations staff will prepare a written response to the client listing each voted proxy of the client that includes (1) the name of the issuer; (2) the proposal voted upon and (3) how the Adviser voted the client’s proxy.
•Proxy votes pertaining to any registered investment company for which Tocqueville has been delegated proxy voting responsibility shall be reported annually on Form N-PX.
•For proxy votes occurring on or after July 1, 2023, Tocqueville will annually report how it voted on proposals relating to executive compensation (“say-on-pay”) matters on Form N-PX no later than August 31 of each year for the most recent 12-month period ended June 30, as required by Rule 14Ad-1.
•A request for the current Policy Guidelines or for individual advisory client proxy voting records may be submitted in writing to the address of the Tocqueville offices (2911 Cardinal Drive, Vero Beach, FL 32963), by email via the Tocqueville website mailbox (www.tocqueville.com) or verbally to the proxy unit of Tocqueville Operations by calling toll-free 1-800-355-7307. All such requests will be routed to the chief compliance officer who shall respond in writing and provide a copy of the materials requested as appropriate.
•On an annual basis, the client accounts that are governed by ERISA will be provided with a summary of the current Policy Guidelines and, in accordance with the client’s preference and instruction, on a quarterly, semi-annual, or annual basis provided a written report of the proxy votes that were cast on behalf of the client.
•A request for the current Policy Guidelines used by Tocqueville in voting proxies on behalf of the Tocqueville Trust and the Advisors Series Trust and/or copies of Form N-PX may be obtained upon request and without charge by calling 1-800-355-7307 or by emailing ckotis@tocqueville.com. The voting records for The Tocqueville Trust may also be accessed through www.tocquevillefunds.com/fundinformation and the voting records for the Advisors Series Trust may also be accessed through www.poplarforestfunds.com.

Moreover, these voting records can also be found on the Securities and Exchange Commission’s website at http://www.sec.gov. In response to requests submitted directly to Tocqueville, a copy of Form N-PX will be provided within three business days of receipt of the request by first class mail.
•As a general policy, other than as prescribed by SEC Rule Form N-PX, Tocqueville does not disclose the proxy vote record of any client to third parties or to the public.
•
Duration of Retention
In conformance with SEC Rule 204-2(e)(1), all proxy voting material and records described in further detail herein will be retained in either digital form in the Tocqueville offices for a period of not less than five (5) years or accessible in electronic format from the proxy voting database of the PVS.
To provide added protection against unintentional destruction or discarding, in conformance with SEC Rule 204-2(g) that authorizes the safeguarding of records by electronic storage media, a record of all proxy votes for a period of ten (10) years will be maintained in electronic format on the OneDrive storage system of Tocqueville. Furthermore, a copy of any voting record for the previous five (5) years is available from the PVS upon reasonable notice of request.
Annual Review
Tocqueville will review and document, no less frequently than annually, the adequacy of these policies and procedures to make sure they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of its clients. As part of this review, the chief compliance officer will review a sample of votes cast including a sample of proxy votes related to mergers, acquisitions, dissolutions or contested elections for directors to determine whether those votes were made in accordance with these policies and procedures. The chief compliance officer will also review the client disclosures (e.g., Form ADV, private fund offering documentation, due diligence questionnaires and marketing materials) for accuracy regarding these proxy voting policies and procedures.
Revision History
Procedures Adopted:         06/01/03
Procedures Expanded:         02/11/04
Procedures Revised:         08/09/04
Procedures Revised:         12/06/04
Mechanics Revised:         03/01/07
Procedures Revised:         02/18/08
Mechanics Clarified:         02/21/09
Mechanics Clarified:         01/26/12
Records Retention Revised:    03/26/15
Procedures Revised:         01/16/20
Procedures Updated:         08/04/22
Procedures Revised:        03/07/24
Procedures Revised:        05/28/24
Procedures Revised:        05/30/25

PROXY VOTING POLICY GUIDELINES

Proxy Voting Policy Guidelines

Overview

It is impossible to establish policies so comprehensive as to address every issue presented for a proxy vote by either corporate management or shareholder proponents. Accordingly, Tocqueville has adopted “guidelines” that generally pertain to 95% of all proxy proposals presented. These guidelines do not dictate a particular result but rather provide the policy foundation for determining an appropriate course of action for voting proxies.
These guidelines are designed to be applicable to the proxy voting process for U.S. domestic corporations as well as to the proxy voting process for Canadian issuers. Considering the voting complexity, timing and cost as well as language barriers of voting proxies in multiple foreign jurisdictions, Tocqueville has determined that, as a matter of policy, it is in the best interest of its clients to adopt the Global Proxy Voting Policies of Institutional Shareholder Services (“ISS”) as the voting policies for Tocqueville in exercising proxy votes outside the jurisdiction of the U.S. and Canada.
Due to the precatory nature of most shareholder proposals, latitude may be given to supporting resolutions that “request” the board of directors’ consideration of a particular corporate action or policy, whereas a stricter standard may be imposed if the shareholder proposal is a by-law amendment that, if approved, mandates implementation by the board.
When an issue is presented for the first time ever, Tocqueville may abstain until there is an opportunity to analyze the subject matter for the adoption of a formal guideline.
In special matters, such as a “hostile” takeover, contested election of directors, proposed merger or acquisition, portfolio managers and equity research analysts of Tocqueville and proxy voting advisory research services will provide additional insight on both the financial and corporate governance aspects of the situation. As always, the ultimate vote cast will be based on what Tocqueville determines to be in the best financial interest of its clients toward the maximization of shareholder value.
Guidelines on Management Proposals
Advanced Notice Requirements for Shareholder Proposals Vote *case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review. To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period. The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline. In general, *Supports additional efforts by companies to ensure full disclosure regarding a shareholder proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.
Amend Quorum Requirements Vote *case-by-case, with guidance from ISS, on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:
•The new quorum threshold requested;
•The rationale presented for the reduction;

•The market capitalization of the company (size, inclusion in indices);
•The company's ownership structure;
•Previous voter turnout or attempts to achieve quorum;
•Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
•Other factors as appropriate.

Appointment of Auditors Generally *Supports the choice of auditors recommended by the independent audit committee of the board of directors but prefers that there be a rotation of the firm auditing the company every ten (10) years. Such support may be withheld if (a) An auditor has a financial interest in or association with the company, and is therefore not independent; (b) There is reason to believe that opinion rendered by the independent auditor is neither accurate nor indicative of the company’s financial position; (c) Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or (d) Fees for non-audit services (“Other” fees) are excessive as determined by ISS.

Classified/Staggered Boards *Supports the annual election of all directors. *Does not support the establishment of staggered terms or “classified” boards. However, support will not be withheld for the election of directors simply because the board is currently classified.

Confidential Ballot *Supports confidential voting by shareholders, and the use of independent tabulators and inspectors of election. *Supports proposals seeking to maintain the confidentiality of votes cast by proxy on uncontested matters, including a running tally of votes for and against. *Does not support any attempt to either circumvent or curtail the confidentiality of the voting process, or use information obtained during the voting process to influence the outcome of the voting. *Supports proposals requesting the adoption of a uniform method of vote tabulation to ensure that the support for management and shareholder proposals be calculated in the same manner (e.g. If abstentions are excluded when calculating director support, abstentions should be excluded when calculating support for shareholder proposals).

Consent Proceedings/Special Meetings *Does not support the elimination or restriction of the shareholder right to solicit written consents for the removal and election of directors without a shareholder meeting. *Does not support restricting the ability or right of shareholders to call a special meeting of the company.
Contested Election of Directors *Case-by-case analysis will be undertaken to review the a) long term financial performance of the company, b) management’s track record, c) qualifications of both slates of candidates, d) basis for the proxy contest, e) likelihood of proposed objectives being met and f) ultimate best economic interest of all shareholders.
Cumulative Voting *Supports allowing shareholders to cast cumulative votes by multiplying the number of shares owned by the number of director candidates and casting the total vote for any individual or slate of candidates. Cumulative voting may result in a minority block of stock being represented on the board and may also provide the most effective means for getting a difference in viewpoint on the board.
Director Liability & Indemnification *Supports a limitation on director liability and increased indemnification provided there is an exception to such indemnity in the event of fraud or a violation of fiduciary duty by any director. In particular, *Does not support any proposal that would affect a director’s liability for (a) breach of the duty of loyalty, (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, (c) unlawful purchase or redemption of stock, (d) payment of unlawful dividends, or (e) receipt of improper personal benefits. *Supports indemnification of legal expenses of directors and officers who acted in good faith and for a purpose they reasonably believe to be in the corporation’s best interest. *Does not support increasing the indemnification of directors or officers for damages caused by violations of the duty of care. Vote *case-by-case, with guidance from ISS, on proposals on director and officer indemnification, liability protection, and exculpation taking into consideration the stated rationale for the proposed change as well as, among other factors, the extent to which the proposal would:
• Eliminate directors' and officers' liability for monetary damages for violating the duty of care.
• Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
• Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
• Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.

Director Nomination by Shareholders The proposition that shareholders have an effective and equitable means of participating in the election of directors is one that we support if it is achieved with uniform application. The difficulty with addressing this topic via shareholder proposals is one of definition. Accepting that substantial long-term shareholders should have the means to nominate directors for inclusion in the company proxy statement, what is a reasonable amount and duration of such a holding? Until the SEC and/or state legislatures establish the nomination and election processes for directors and a uniform process is applicable to all corporations, we are not enthralled with the piecemeal approach to resolving this important governance issue. However, *Supports proposals seeking to authorize holders of 3% or more of outstanding shares for at least three years to nominate up to 25% of board seats available whose names would appear in the company proxy statement, for election to the Board. *Supports an additional limitation as to the number of shareholders that may aggregate holdings in order to meet the ownership percentage threshold (i.e., no more than 20).

Dual Class Stock *Does not support the creation or extension of dual class or unequal voting rights stock which reduces the voting power of existing shareholders and concentrates significant power in management.
Election of Directors *Support for the election of directors will be based primarily on the long-term economic performance of the company, its corporate governance principles and practices and the maintenance of accountability & independence of the board of directors. The failure of the directors to exercise appropriate oversight of management or to advance the best financial interests of shareholders could result in the withholding of election support. Where less than 75% of the board is independent directors (as defined below): *Does not support the election of non-independent nominees or the members of the Nominating Committee. *Does not support the election of the Audit Committee Chair (or Audit Committee members if classified board and Audit Chair is not a current nominee) who fails to submit the appointment of auditors to shareholders for ratification. *Does not support the election of the Audit Committee Chair if the Audit Committee has selected auditors for which ratification is being withheld under the guideline for “Appointment of Auditors” noted above. In recognition of the substantial equity stake held by certain directors or shareholders, on a *case-by-case basis, director nominees who are or represent such shareholders may be supported under our board and committee independence policies provided the company has adopted independence and governance criteria identified by ISS. As to individual directors, the failure of a director (except new nominees) to attend 75% of the meetings of the board and committees of which the director is a member, without justification (i.e., illness) will result in the *withholding of support. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75% of the aggregate of his/her board and committee meetings during his/her period of service, *support will be withheld from the election of the director(s) in question. *Does not support election of directors, other than first time candidates, who have failed to personally invest their own funds in an equity position in the company. *Does not support the election of directors if the board has failed or refused to implement as corporate policy the resolve of a shareholder resolution which received the favorable vote of the majority of the votes cast during the preceding annual meeting. *Does not support the election of members of Governance Committee (or equivalent) or the entire Board if there is no Governance Committee if the company’s charter or articles of incorporation impose an outright prohibition on the submission of binding shareholder proposals or share ownership requirements or time holding requirements to file such by-law amendments are more than provided for in SEC Rule 14a-8. Vote against on an ongoing basis. We believe the shareholders' ability to amend the bylaws is a fundamental right of ownership which should not be infringed upon. *Does not support the election of persons nominated for director who seek to serve on four or more public company boards of directors. *Does not support the election of a Chairman of the Board or the Chief Executive Officer of a company who serve on the board of more than one public company besides their own.
Further, *support will be withheld for the election of (a) members of the Compensation Committee adopting executive compensation programs either too excessive or without regard for the financial performance of the company, (b) members of the Audit Committee if the company has corporate governance deficiencies or wrongdoings, (c) members of the Compensation Committee where the backdating of options was approved, or (d) the entire Board where it has failed to adopt corrective measures to re-price the backdated options or to recoup option gains on the backdated grants. *Support will be withheld for the election of the entire board of directors, if: the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), reneges on a commitment to put the pill to a vote or makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal or lowering the trigger without shareholder approval. *Support will be withheld from all director nominees if the pill, whether short-term or long-term, has a dead-hand or slow-hand feature. On a *case-by-case, *support will be withheld for the election of individual directors or the entire board if: a company, since February 2015, completes its initial public offering (IPO) with a multi-class capital structure (with unequal voting rights), a classified board, supermajority vote requirements to amend by-laws or charter or other governance provisions deemed contrary to shareholder interest and fails to either reverse such provisions or put each provision to a shareholder vote within seven years after the completion of the IPO. Unless the adverse provision is reversed or removed, within seven years, *Does not support the election of director nominees in subsequent years. *Does not support the election of directors nominated by slate ballot, which requires a vote being cast for all nominees collectively. This policy will not apply to contested director elections. *Does not support the adoption of bylaw provisions that would allow for the appointment of an alternate director, who has not been elected to the board by shareholders, to attend board or committee meetings in place of the duly elected director. *Does not support management proposals to limit the tenure of independent directors through mandatory retirement ages. *Supports proposals to remove mandatory age limits. Proposals to establish term limits will be reviewed on a *case-by-case basis taking into consideration.
•    The Board’s rationale for adopting term/tenure limits;
•    The robustness of the company’s board evaluation process;
•    Whether the limit allows for a broad range of director tenures;
•    Whether the limit would disadvantage independent directors; and
•    Whether the limit will be imposed evenly, and not allow for waiver in a discriminatory manner.

Vote *case-by-case, with guidance from ISS, to *withhold support for the election of directors individually, committee members, or the entire board at all companies with unequal voting rights, irrespective of when they first became public companies If the company employs a common stock structure with unequal voting rights. apply a "de minimis" exception in cases where the capital structure is not deemed to meaningfully disenfranchise public shareholders. *Vote against directors if the board:

•Classified the board;
•Adopted supermajority vote requirements to amend the bylaws or charter;
•Eliminated shareholders' ability to amend bylaws;
•Adopted a fee-shifting provision; or
•Adopted another provision deemed egregious.
•Unilaterally lowered the quorum requirements for shareholder meetings.

Certain principles of corporate governance can impact performance and therefore may be considered in determining whether to support the election of directors:
    Seventy-five percent (75%) of directors should be non-management independents with no direct relationship with the company. Independence shall be evidence by (1) not being employed by the company or an affiliate in an executive capacity within the past five years, (2) not being or having been employed with a company or firm that is a paid advisor or consultant to the company, (3) having no personal services contract with the company, and (4) not being an immediate family member related to any current director or senior executive of the company or not being related to several employees of the company.
    The audit committee, nominating committee and compensation committee of the board should be comprised entirely of non-management independent directors. Specially, withhold support for any director who has served as a former CEO or CFO of the company or its affiliates, or of an acquired company within the past five years, and is a member of the audit or compensation committee.
    Directors should not take specific action considered particularly detrimental to shareholder interests; should not adopt excessive forms of compensation or severance agreements to protect the economic interests of particular executives without approval of shareholders; and should not adopt or implement excessive defensive measures that entrench management rather that protect shareholder value.
The plethora of compensation packages, products or arrangements that constitute poor or offensive compensation practices has expanded, virtually unchecked, or challenged. Shareholders have reason to be outraged at excessive rewards having no relationship or relevance to performance or merit. We believe that such practices should prompt the *withholding of support for the Compensation Committee, and most likely the entire Board when we have identified:
    Employment contracts having egregious multi-year guarantees of bonuses or grants
    “Perks” excessively dominating compensation
    There is a significant misalignment between CEO pay and company performance (“pay for performance”)
    Performance metric or criteria being changed during the performance period
    Outrageous pension payouts
    Excessive severance or new hire compensation packages
    Options backdating
    Change-in-control payouts without loss of job or significant reduction of job responsibilities
•The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of Say on Pay
•The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions
•The company has adopted a share-based compensation plan without seeking shareholder approval at the AGM following its adoption or
•The company maintains an evergreen plan (including those adopted prior to an initial public offering) and has not sought shareholder approval in the past two years and does not seek shareholder approval of the plan at the meeting.

Employee Stock Purchase Plans *Supports employee stock purchase plans provided that the plan is available to all employees, the purchase price is not less than 85% of the market price, employees are investing their own funds and the number of shares allocated for the plan does not excessively dilute the ownership interest of current shareholders.
Executive & Director Compensation Proposals for adopting or extending executive compensation plans are reviewed on a *case-by-case basis, but any compensation plan must have the overriding purpose of motivating corporate personnel through performance incentives and must not be unduly generous. However, *Does not support any compensation plan that excessively consumes corporate resources or is dilutive to earnings and asset values. Additional negative factors of a compensation plan include:
a)    excessive dilution; b) options at below market prices; c) restricted stock giveaways awarding longevity rather than performance; d) stand-alone stock appreciation rights; e) loans or other forms of financial assistance to award holders; f) abusive change of control payments; g) excessive severance agreements; and h) blank-check authority to the administering committee to set or forgive terms as it desires.
Guided by analyses of performance metrics, peer group adoptions, a balance of fixed vs. performance driven compensation, excessive practices, board responsiveness to investor input and the ultimate board rationale for the Executive Compensation Plan proposed, such executive pay and practices proposals, as well certain aspects of outside director compensation, will be addressed on a *case-by-case basis in accordance with guidance from ISS. However, *Does not support management say on pay (MSOP) proposals, the election of compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or an equity-based incentive plan proposal if:
    There is a misalignment between CEO pay and company performance (pay for performance);
    The company maintains problematic pay practices;
    The board exhibits poor communication and responsiveness to shareholders.

Director Compensation Equity ownership by directors is encouraged and a compensation structure should include shares of stock as a portion of the annual fee, however, *Does not support stock options for outside directors. *Does not support the creation of retirement benefits for outside directors. *Does not support granting bonuses or options to outside directors in the event of a “change of control”, but *Supports the acceleration of awards already granted to avoid a sacrifice of benefits in such an event.
Stock Option Plans *Does not support either the adoption or extension of stock option plans or plan amendments that result in excessive dilution. *Does not support omnibus stock option plans with multiple types of awards in one plan prohibiting the opportunity for shareholders to vote on the separate components of each plan. *Does not support the granting of stock appreciation rights that defeat the purpose of giving employees a long-term equity stake in the company. *Does not support stock depreciation rights that pay the employee cash when the market price of an option previously granted declines. *Does not support plans allowing for the repricing of underwater options (unless resulting from a market wide event over the short term rather than company specific poor performance) without shareholder approval. *Does not support option exercise pricing below the market price of the stock on the date of grant. *Does not support the reloading of options so that the stock available under the plan automatically increases as the exercise of options increases. *Does not support the extension of the option exercise period more than three years beyond retirement affording retired executives unlimited upside profit potential from movement in the stock price that is unrelated to any effort of the executive to improve performance. *Does not support option plans that include an evergreen feature permitting automatic share replenishment or that is a rolling equity plan enabling auto-replenishment of share reserves without requiring periodic shareholder approval of at least every three years
Executive Loans Consistent with the Sarbanes-Oxley Act of 2002 prohibition against personal loans to corporate officers or directors, *Does not support company loans to executives/employees for use in paying for stock or stock options with a promissory note or to borrow money from the company.

*Does not support a loan at rates substantially below market rates. *Does not support the forgiveness of loans upon termination or retirement. Any existing loans and action taken about them must be fully disclosed to shareholders and have been made only pursuant to plans previously approved by the board of directors.
Incentive Compensation Plans *Does not support incentive compensation plans, such as restricted stock or cash equivalents, that are not specifically related to corporate and individual performance or tied to stated performance goals but are granted as a reward for continuing employment with the company a certain number of years.
Fair Price Amendments *Supports proposals that prohibit a two-tier pricing system by requiring anyone seeking to acquire a company to pay every shareholder a fair price. *Does not support such amendments if they are coupled or linked with a supermajority vote requirement or other anti-takeover defensive device.
Golden Parachute Compensation Proposals seeking shareholder approval of “golden parachute” compensation present complex and significant issues often requiring extensive analysis. While recognizing the need and equity of a severance package program, such programs should not be exorbitant or excessive. Guided by the terms of the programs and the ultimate board rationale for the package proposed, such proposals will be addressed on a *case-by-case basis in accordance with analysis and guidance from ISS. Circumstances where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (management “say on pay”) will be viewed as a “linked or bundled proposal” resulting in a vote of *Does not support.
Linked Proposals *Does not support proposals which link or bundle two or more elements or issues, that are not separately beneficial to shareholders, together in one proposal: such as when a proposal includes one or more elements that could have an adverse impact on shareholder value/rights or that violates a policy developed under these Guidelines, Such proposals can be used as either a means to disguise what is being sought or a form of coercion (i.e. a fair price amendment linked to a supermajority amendment or a corporate governance reform linked to the payment of a dividend).
Mergers & Acquisitions *Case-by-case analysis and evaluation will be conducted by the portfolio managers and equity analyst staff to determine whether the planned merger or acquisition is in the ultimate best financial interest of shareholders and our clients.
Private Placement Financing *Does not support proposals seeking blanket shareholder approval of the unrestricted issuance or the issuance of more than 10% of equity shares for private placement financing. Without having explanation and information on a specific placement, shareholders should not relinquish such broad discretion for equity financing to the board.
Poison Pills *Does not support the creation or extension of poison pills, involving the issuance of preferred stock purchase rights unilaterally declared as a dividend without shareholder approval, that can result in insulating incumbent management against competitive bids for the company. *Does not support any form of management entrenchment device and practice, thus poison pills presented for shareholder approval will not be supported.
Pre-emptive Rights *Does not support proposals seeking to eliminate the pre-emptive right of shareholders to maintain their proportional ownership position by having the first opportunity to purchase additional shares made available through a new public offering. Such rights not only reduce the negative impact of dilution otherwise caused by newly issued shares, but also preserve the voting interests of the shareholders.
Proxy Process *Does not support the elimination or restriction of shareholders’ access to the proxy process. Federal and state law authorizes the filing of shareholder resolutions that are limited in scope by the procedures of SEC Rule 14a-8, providing a means by which shareholders may pursue the accountability of directors and the future policy direction of the company.
Reincorporation *Supports proposals for reincorporation to another jurisdiction when a sound financial or business reason is demonstrated. *Does not support such proposals when posed as part of an anti-takeover defense or solely to limit directors’ liability.
Say on Climate Considering the scientific complexity of the subject matter, Say on Climate proposals submitted by management will be assessed on a *case-by-case basis guided by the analysis of ISS and what we determine to be in the best interest of the shareholders.
Say on Pay *Supports shareholders having an annual opportunity to review, evaluate and have a “say” on executive pay practices. U.S. Domestic Issuers listed in different countries with multiple compensation proposals on the ballot pertaining to the same pay program will be assessed on a case-by-case basis using the following guiding principle: (1) align voting recommendations to not have inconsistent recommendations on the same pay program, and (2) use the policy perspective of the country in which the company is listed. However, if there is a compensation proposal on a ballot under which there is no applicable U.S. policy, the policy of the country requiring it to be on ballot will apply. This is a limited carve out; for U.S.-listed companies, most markets' say-on-pay proposals will be viewed from a U.S. say-on-pay policy perspective.
Shareholder Litigation Rights
Federal Forum Selection Provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law. Generally, *Supports federal forum selection provisions in the charter or bylaws that specify "the district courts of the United States" as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders. *Does not support provisions that restrict the forum to a particular federal district court.
Exclusive Forum Provisions for State Law Matters in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation). Generally, *Supports charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations. For states other than Delaware, review *case-by-case on exclusive forum provisions, taking into consideration:
•    The stated rationale for adopting such a provision;
•    The breadth of application of the provision, including the types of lawsuits to which it would apply; and
•    Governance features such as shareholders' ability to repeal the provision later and their ability to hold directors accountable through annual director elections.

Generally, *Does not support provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state.
Size of the Board *Supports the board of directors’ discretion, with shareholder approval, in setting the size of the board.
Share Repurchase Programs *Supports proposals seeking approval of open-market share repurchase plans in which all shareholders may participate on equal terms, or which grant the board authority to conduct open-market repurchases provided there is an absence of company-specific concerns regarding:
Greenmail,

The use of buybacks to inappropriately manipulate incentive compensation metrics,
Threats to the company's long-term viability, or
Other company-specific factors as warranted.

In addition, based on analysis and recommendation of ISS will vote *case-by-case on proposals to repurchase shares directly from specified shareholders.

Stakeholder Proposals *Does not support proposals seeking to redefine the “business judgment rule” and provide a wide range of director discretionary considerations as to the impact of corporate actions on its employees, customers, creditors and communicates. Allowing consideration of stakeholders can undermine the pre-eminence of shareholder rights and may have a negative impact on the company.

Stock Authorization Providing the board of directors with flexibility in changing financial conditions is desirable, but an increase of authorized stock as an anti-takeover defensive mechanism is not. *Supports an increase of authorized common stock only when management demonstrates a specific need or intent to meet immediate business needs (i.e., stock split, recapitalization or funding of employee stock purchase plan). *Does not support the authorization of or an increase in blank-check preferred stock unless management provides an explanation of the specific financial purpose and benefit of the issuance, and details all voting rights associated with the preferred stock. For companies treated as U.S. domestic issuers by the SEC, with a sole listing in the U.S., but which are required by the laws of the country of incorporation to seek approval for all share issuances. of general share issuance authorities (i.e., those without a specified purpose), *Supports the issuance of up to a maximum of twenty percent (20%) of currently issued capital, provided the duration of the authority is clearly disclosed and reasonable (i.e., up to three years). Share issuance mandates at dual-listed companies which are required to comply with listing rules in the country of incorporation will be evaluated and voted on pursuant to the ISS policy for that market.
Supermajority Amendments *Does not support proposals that would establish a supermajority vote threshold (higher than 2/3) for shareholder approval of any action of the board of directors, including but not limited to the adoption or amendment of the company charter or bylaws, or the merger with or acquisition of/by another corporate entity.
TARP Compensation Plans Proposals seeking shareholder advisory votes on TARP Fund Compensation Plans present complex and significant issues requiring extensive analysis. As long as the shareholder vote continues to be non-binding; guided by analyses of performance metrics, peer group adoptions, a balance of fixed vs. performance driven compensation, excessive practices, board responsiveness to investor input and the ultimate board rationale for the Plan proposed, such proposals will be addressed on a *case-by-case basis in accordance with guidance from ISS.
Virtual Shareholder Meetings Generally, *Supports management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Guidelines on Shareholder Proposals
Auditor Independence *Supports proposals seeking to restrict the public accounting firm retained to perform auditing services for a company from also engaging in management consulting service for the company. *Supports company initiatives that also seek shareholder ratification of the appointment of the separate management consulting firm.
Board Diversity In our view, establishing the criteria for qualified independent directors is both the duty and prerogative of the (presumably) independent Nominating Committee of the board. *Does not support proposals that encourage diversified representation on the board merely for the sake of diversification. *Supports proposals that seek to expand the search for qualified director candidates without regard to race, creed, gender or color. *Does not support proposals that dictate the inclusion or exclusion of a class or group as directors. *Does not support proposals that suggest, recommend or require specific personal, professional or educational qualifications for director nominees.
Bonus Recapture *Supports the recapture of executive bonuses proven to be unearned because of significant restatement financial results or other “corrections” that dramatically alter the performance target achievements used to determine and calculate such bonuses. In the event of a significant restatement of financial results or an extraordinary write-off after the awarding of performance incentives, such awards must be recalculated to ascertain that the performance criterion was, in fact, achieved. In our view, any management personnel who receive compensation based on what is subsequently determined to be erroneous information, whether the result of intentional misconduct or simple error, should return those sums as they were not, in fact, earned based on meeting established performance criteria.
Business Continuity *Supports proposals seeking the adoption of a documented CEO succession planning policy. It is imperative that all companies have succession plans in place. The SEC expects investment advisers to provide for such succession plans in their business continuity programs, and it is logical for us support such proposals barring significant foundation to do otherwise.
Business Operations *Does not support shareholder proposals that seek to dictate the course, content or direction of business operations. *Does not support proposals asking suppliers, genetic research and food retail companies and restaurants to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients.
Charitable/Political Contributions *Does not support proposals seeking to direct how and to whom the company should make charitable, philanthropic and political contributions. *Does not support proposals seeking to bar the company from making any political contributions. Legislation and rule promulgation significantly impact on the ability to do business. Barring all political contributions could put the company at a competitive disadvantage. *Supports reasonable requests for disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies (except the publishing in newspapers and public media) as an element of the board's accountability to shareholders, provided it does not entail excessive costs.*Does not support proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Climate Change *Supports proposals seeking increased disclosure regarding the risks of liability and cost to a company’s business operations, financial security and reputation that may result from climate changes caused by green-house gas emissions and “global warming”. Insurers having begun to factor directors’ actions to address the potential risks associated with climate change in the determination to provide directors-and-officers liability coverage, it is equally important that there be increased disclosure to shareowners of how the board plans to address and mitigate these risks.
Director Compensation Approvals *Does not support proposals seeking to establish the annual approval by shareholders of compensation for non-employee directors. If dissatisfied with the levels of compensation being paid our displeasure is expressed by withholding support for the election of the board or the Compensation Committee members. * Supports proposals requesting submission of “golden coffins” to a shareholder vote or to eliminate the practice altogether. Shareholders deserve the opportunity to review and approve or reject corporate policies that could oblige the company to make payments or awards including, but not limited to unearned salary or bonuses, accelerated vesting of unvested equity grants, or other “perks” in lieu of compensation following the death of senior executives. A benefit program or equity plan proposal to which the broad-based employee population is eligible are generally not considered such a “golden coffin”.
Director Governance & Policy *Supports proposals promoting good corporate governance by seeking a majority of non-management, independent directors, and the formation of totally independent audit, nominating and compensation committees. *Supports the elimination of retirement plans for non-management independent directors. *Supports proposals seeking the separation of the offices of Chairman and Chief Executive Officer in order that the structure and style of leadership does not compromise the Chairman’s duty to oversee management or give the CEO undue power to determine corporate policy. As an alternative to requiring the separation of these offices, *Supports the appointment of an independent lead director. *Does not support the separation of the principal offices provided:
◦There is a robust lead independent director role
◦There are established governance guidelines of the Board
◦75% of the directors are independent
◦There are independent key committees of the Board.

*Does not support the establishment of artificial qualifications for directors such as mandatory retirement age, term limits and minimum stock ownership. The board’s internal self-evaluation of director performance should determine whether a director continues to be qualified for the board. *Does not support proposals requesting the creation of a new standing board committee on social issues unless ISS analysis determines that existing oversight mechanisms (including current committee structure) are grossly insufficient, the level of current board disclosure regarding the issue for which oversight is sought is inadequate, or the company has a record either poor performance or no performance in addressing the underlying social issue.
Director Nomination Processes The proposition that shareholders have an effective and equitable means of participating in the election of directors is one that we support if it is achieved with uniform application. The difficulty with addressing this topic via shareholder proposals is one of definition. Accepting that substantial long-term shareholders should have the means to nominate directors for inclusion in the company proxy statement, what is a reasonable amount and duration of such a holding? Until the SEC and/or state legislatures establish the nomination and election processes for directors and a uniform process is applicable to all corporations, we are not enthralled with a piecemeal approach to resolving this important governance issue. *Does not support proposals seeking multiple nominees for each director position being elected. *Supports proposals seeking to authorize holders of 3% or more of outstanding shares for at least three years to nominate up to 25% of board seats available whose names would appear in the company proxy statement, for election to the Board.
Disclosure Issues *Supports proposals seeking disclosure to shareholders on business activities and social and environmental issues provided there is no excessive cost to the company, the request is reasonable, the information would be of benefit to all shareholders and is not otherwise readily available. *Does not support disclosure when the information being sought is proprietary, confidential, duplicative, excessive or irrelevant to the operation of the company, or could place the company at a competitive disadvantage. *Does not support proposals seeking disclosure that exceeds current legislative or regulatory requirements or that are more appropriately or effectively dealt with through legislation or regulation. *Proposals requesting a company report on its energy efficiency policies are reviewed on a *case-by-case basis, considering the company’s: current disclosure related to energy efficiency policies, initiatives, and performance measures; level of participation in voluntary energy efficiency programs and initiatives; compliance with applicable legislation and/or regulations regarding energy efficiency; and energy efficiency policies and initiatives relative to industry peers. *Supports proposals requesting a report on company policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain, unless ISS analysis reveals that: the company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report; the company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and the company has not been recently involved in relevant significant controversies or violations. *Proposals requesting that the company review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise, will be reviewed on a *case-by-case basis considering guidance and evaluation by ISS. *Guided by the analysis of ISS, proposals requesting reports outlining the potential community impact of company operations in specific regions considering will be reviewed on a *case-by-case basis taking into consideration the impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations; and, the degree to which company policies and procedures are consistent with industry norms. *Does not support proposals requesting the company disclose its diversity policies, initiatives, comprehensive diversity data, and EEO-1 data. *Does not support proposals requesting the company to conduct an independent racial equity audit unless the company has failed to comply with all relevant and required EEOC regulations and is subject to any litigation alleging noncompliance Further, vote *case-by-case, considering guidance and evaluation by ISS, examining primarily whether implementation of disclosure proposals will enhance or protect shareholder value, and considering the following factors:

•If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
•The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•Whether there are significant controversies, fines, penalties, or litigation associated with the company's practices related to the issue(s) raised in the proposal;
•If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources.

Drug Patent Extension The business decision to request an extension of the patent on a prescription drug is not, per se, an unethical endeavor. While the FTC has ultimate authority to regulate the competition between generic and patent protected drugs, and to ensure that any request for patent extension is pursued within the parameters of the pertinent statute (Hatch-Waxman law), it is not an unreasonable request that the board of directors adopt ethical standards for its process of seeking a patent extension and to report to shareholders on such standards. *Supports proposals resolving such a reasonable request.

Election of Directors * Supports proposals seeking to have the electoral threshold for directors raised to a majority of shareholders entitled to vote provided the proposal is reasonably crafted, whether binding bylaws and precatory (nonbinding), and further provided that it does not conflict with State law of incorporation. Consideration is given to voting against such a proposal if the company has adopted formal corporate governance principles that present an effective equivalent to the majority voting proposal (including director resignation policies) or if the proposal does not exempt contested elections from the majority standard. Consideration is also given to the company’s history of accountability to shareholders in its governance structure & past actions. *Does not support proposals seeking the adoption of company policy that would forbid any director having more than 25 percent of the vote cast for his/her election to the board withheld by shareholders from serving on any key board committee. Having established as policy that directors should receive a 50 percent vote in support of their election to the board, there is little to be gained in establishing additional vote thresholds for being members of key board committees. *Does not support proposals to limit the tenure of independent directors through mandatory retirement ages. *Supports proposals to remove mandatory age limits. *Does not support proposals to establish term limits.

Energy & Environmental Issues *Supports proposals promoting the preservation of the global environment by seeking the adoption of policies and procedures (i.e., the CERES Principles) that encourage the company to operate in a manner that protects the environment as well as the safety and health of its employees. If a corporation’s environmental record is proven so poor as to have (or the potential for) a negative economic impact on shareholder value, support may be given to a proposal seeking specific action directed at significantly improving the company’s poor environmental record. *Supports proposals requesting that companies adopt policies to reduce the danger of potential catastrophic chemical releases at chemical and/or manufacturing plants. Proposals requesting that companies report on such policies will be reviewed on a *case-by-case basis in accordance with guidance from ISS.
Equal Employment/Anti-Discrimination *Supports proposals seeking prohibitions against discrimination based on race, color, creed, gender, religion, sexual orientation, labor organization affiliation or activities, or non-job-related criteria.
Executive Compensation *Does not support proposals seeking to establish arbitrary limits or caps on executive compensation. *Supports proposals seeking to link compensation to financial performance objectives and/or shareholder value. *Does not support “common sense executive compensation” proposals seeking to establish arbitrary limitations or caps on executive compensation or to dictate the considerations weighed by compensation committees in determining the appropriate levels of competitive compensation programs. *Supports the use of “indexed stock options” having an exercise price indexed or linked to a market or industry peer group stock performance index. *Does not support proposals linking executive compensation to corporate social responsibility performance measures. *Supports proposals seeking annual advisory shareholder votes on executive pay practices such “say on pay” proposals allowing shareholders to exercise a non-binding vote on executive compensation. The expansion of compensation discussion and the Summary Compensation Table mandated by the SEC provide shareholders a better understanding of the amounts & types of executive pay as well as the factors considered by the Compensation Committee in establishing such programs. *Supports proposals requesting boards to adopt “pay-for-superior performance” compensation plans for senior executives if the proposal seeks plans that set forth the financial performance criteria (financial or stock price based) to be benchmarked against a reasonable peer group performance and further request that the company exceed the mean performance of the disclosed peer group on the selected criteria. Any long-term equity compensation component of the plan should also specify the performance criteria to be benchmarked against others. The receipt of such equity-based compensation must require company performance that exceeds the mean performance of the peer group on the selected criteria. *Supports proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy. *Proposals seeking to expand executive compensation restrictions beyond those contained in the TARP program for companies seeking to participate in the U.S. Treasury Department’s bailout program may be viewed as a symbolic call on companies receiving this relief to adhere to higher compensation standards, several of which were proposed in earlier drafts of the TARP legislation. The need or desire for compensation restrictions beyond those mandated by statute cannot and should not be applied or adopted in a uniform manner. Accordingly, such proposals will be addressed on a *case-by-case basis in accordance with guidance from ISS. *Guided by the analysis of ISS, proposals seeking the adoption of a policy requiring any future senior executive severance agreements providing for payments made on a change in control be “double triggered” and not allowing for accelerated vesting of unvested equity awards will be addressed on a *case-by-case basis. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are generally considered poor pay practices and could result in withheld votes from Compensation Committee members. The second component of these proposals, the elimination of accelerated vesting, requires consideration of the company’s current treatment of equity in change-of-control situations and current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Expensing Stock Options *Does not support proposals seeking a company expense future stock options as this would result in the understatement of the true cost of the dilution and would obscure the company’s profitability.
Incorporation Jurisdiction Acknowledging the good governance practices and protections afforded shareholders in the United States, and noting the financial impact of cost and taxation considerations of incorporating “offshore”, *Does not support proposals seeking to dictate the jurisdiction of incorporation. The determination of where to incorporate is a fundamental business decision balancing the combined economic and governance interests of the shareholders that is best left to the Board of Directors.
International Human Rights *Does not support proposals seeking specific action to promote human rights outside the United States. *Abstain on proposals seeking disclosure about international business activities. *Supports the adoption and implementation of the Global Sullivan Principles considering their previous significant success in advancing human rights within U.S. corporate operations in South Africa. *Supports that adoption and implementation of the MacBride Principles of Fair Employment in Northern Ireland considering advancements made within U.S. corporations there to eliminate religious discrimination in employment and hiring. *Supports the adoption and implementation of the China Business Principles as being a logical extension of the Sullivan Principles and the McBride Principles that have been effective in improving both the opportunity and condition of employment for workers.
Majority Voting Standard *Does not support reducing the vote threshold for approval of all issues from two-thirds of the shares eligible to vote to a simple majority of the votes cast. While opposed to “super-majority” thresholds of 75%, we are equally comfortable with shareholder approval by the 2/3 of the shares entitled to vote. Lowering the standard to a simple majority of votes cast could result in a near-controlling shareholder or an otherwise minority group of shareholders exercising undue influence or dictating the course of the company which, in our view, is neither in the best interest of all shareholders nor necessarily representative of their wishes.
Military Issues *Abstain on proposals pertaining to military issues/operations or the production of products used by or created for the military.
Poison Pill *Supports proposals seeking to have the creation of future and the extension of current poison pills be subjected to shareholder approval. The redemption of poison pill should be evaluated on a *case-by-case basis, therefore *Does not support proposals that bundle the redemption of an existing pill with the shareholder approval of poison pill adoption.
Prearranged Trading Plans *Supports proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include: adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K; amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board; ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan; reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan; and, an executive may not trade in company stock outside the 10b5-1 Plan. In addition, trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.
Proxy Process *Does not support proposals seeking to expand the means or criteria for shareholders to gain access to or inclusion in issuer proxy materials unless such modification of process is done pursuant to SEC Rule uniformly applicable to all corporations. *Supports proposals seeking to establish an engagement process between the board of directors and proponents of shareholder proposals that have been supported by a majority of the votes cast.
Radioactive Waste Recognizing that all policies and procedures regarding radioactive waste must comply with regulations promulgated by the NRC, *Supports proposals seeking a renewal or new review of company policy in order to implement processes to reduce vulnerability to catastrophic nuclear accidents as being reasonable and as not imposing undue burden or costs on the company.
Shareholder Approval of Severance Agreements Proposals mandating shareholder approval of “golden parachute” compensation present complex and significant issues often requiring extensive analysis. Guided by the terms of the severance program and the board rationale for the package proposed, these shareholder proposals will be addressed on a *case-by-case basis in accordance with analysis and guidance from ISS. *Supports shareholder approval of severance packages that will provide for benefits greater than 2.5 times compensation (salary & bonus).
Share Retention *Supports proposals seeking the board of directors to adopt a policy requiring that directors and/or executives retain a percentage of shares acquired through equity compensation programs during their employment. However, *Does not support proposals that seek to establish a minimum percentage of shares to be retained. While the percentage should be relatively high, the board of directors should determine what is appropriate for the equity compensation programs of the company. *Does not support proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. However, *Supports such a proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks. *Does not support proposals that seek to require the retention by executives of a significant percentage of equity awards obtained through compensation plans for a designated period of years after retirement. Ideally the companies have rigorous stock ownership guidelines and a holding period requirement that encourages significant long-term ownership and meaningful retention while executives are employed with the firm. With retirement, such guidelines and requirements should only be applicable to shares recently granted upon retirement. In our view, imposing additional or further restrictions on previously vested shares is inappropriate.
Succession Planning *Supports proposals requesting the board adopt and disclose the nature of the company succession plan for management. It is imperative that all companies have succession plans in place. It is equally imperative that the proprietary and private details of such a plan remain confidential. There can be a balance between keeping shareholders informed of the process and maintaining competitively sensitive information. Unless the proposal is unreasonable in its request for information and material to be disclosed, support should be given to the adoption of a succession program policy and disclosure.
Supplemental Executive Retirement Plans (SERPs) *Supports proposals requesting shareholder approval of extraordinary benefits contained in SERP agreements unless the benefits in the executive pension plan are not excessive when compared to those offered in employee-wide plans. *Supports proposals seeking to limit SERP benefits by limiting the “qualified compensation” used to establish such benefits to the executive’s annual salary, exclusive of any incentive or bonus pay.
Tobacco *Does not support proposals advocating the disinvestment of tobacco or e-cigarette operations or to otherwise effect the production of tobacco or e-cigarette related products. *Supports proposals that seek either a uniform international warning system on the health risks of tobacco use and vaping or increased corporate public education activities regarding the health risks of tobacco or vaping use. *Review on a case-by-case basis proposals pertaining to issues such as youth smoking, cigarette smuggling, vaping and internet sale of cigarettes.
Virtual Shareholder Meetings Review shareholder proposals concerning virtual-only meetings on a *case-by-case basis, considering the scope and rationale of the proposal and any concerns identified with the company’s prior meeting practices.
Workers’ Rights *Supports proposals directed at the fair treatment of workers and their labor organizations seeking labor/management cooperation and enhance labor/management relations. *Supports the adoption of workplace codes of conduct and rights of employment protecting against child or compulsory labor, discrimination and freedom of association, such as those included in the ILO Conventions, which are in conformance or even may exceed the local law of a foreign jurisdiction. The fundamental rights of employment protection and workplace safety should be uniformly available to all workers engaged in the production of products and services sold by U.S. corporations regardless of the geographic location of the factory or plant.
Revision History
Policy Adopted        06/01/03
Policy Expansion        04/16/04
Policy Revisions        05/17/04        02/05/07        05/05/10        04/21/14        02/24/21
06/04/04        02/23/07        01/20/11        02/03/16        02/23/22
08/19/04        03/21/07        04/20/11        12/15/16        02/08/23
04/07/05        04/09/07        10/11/12        02/17/17        02/29/24
05/17/05        03/28/08        12/13/12        02/12/18        02/05/25
03/29/06        04/20/09        04/03/13        02/24/20

STATEMENT OF ADDITIONAL INFORMATION
January 28, 2026
Poplar Forest Partners Fund

Class A	PFPFX
Institutional Class	IPFPX
Poplar Forest Cornerstone Fund

Investor Class	IPFCX
Each a series of Advisors Series Trust
1-877-522-8860
This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated January 28, 2026, as may be revised, of the Poplar Forest Partners Fund (the “Partners Fund”), and the Poplar Forest Cornerstone Fund (the “Cornerstone Fund”) (each, a “Fund” and together, the “Funds”), each a series of Advisors Series Trust (the “Trust”). Tocqueville Asset Management, L.P. (the “Adviser”) is the Funds’ investment adviser. A copy of the Prospectus may be obtained by contacting the Funds at the address or telephone number above or by visiting the Funds’ website at www.poplarforestfunds.com/resources.
The Funds’ audited financial statements and notes thereto for the fiscal year ended September 30, 2025, are contained in the Funds’ Form N-CSR and are incorporated by reference into this SAI. A copy of the annual report may be obtained without charge by calling or writing the Funds as shown above or by visiting the Funds’ website at www.poplarforestfunds.com/resources.

THE TRUST
The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on October 3, 1996, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.01 per share, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Funds.
The Partners Fund commenced operations on December 31, 2009. The Cornerstone Fund commenced operations on December 31, 2014.
Registration with the SEC does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.
INVESTMENT POLICIES
The discussion below supplements information contained in the Funds’ Prospectus as to the investment policies and risks of the Funds.
Diversification
Each Fund is diversified under applicable federal securities laws. This means that as to 75% of its total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) it may not hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of a fund’s holdings is measured at the time the fund purchases a security and if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, each Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified fund.
Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of each Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with each Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not or could not, buy. If this were to happen, a Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.
Market and Regulatory Risk
Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both
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investment risks and opportunities, and therefore investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally, liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions, such as pandemics, epidemics, and other similar circumstances in one or more countries or regions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.
Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
The Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below:
Equity Securities
Common stocks, preferred stocks, convertible securities, rights, warrants and American Depositary Receipts (“ADRs”) are examples of equity securities in which the Funds may invest.
All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.
Common Stocks. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to a Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to a Fund.
Preferred Stocks. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
Convertible Securities. The Funds may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security
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generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Funds may have to pay more for a convertible security than the value of the underlying common stock.
Rights and Warrants. The Funds may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.
An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Master Limited Partnerships and Other Publicly Traded Partnerships
Each Fund may invest in master limited partnerships (“MLPs”) and other publicly traded partnerships formed as partnerships, limited partnerships or limited liability companies, the units of which are listed and traded on a securities exchange. The Funds currently may only invest in publicly traded partnerships that are expected to be treated as corporations for federal income tax purposes. Many MLPs derive income and capital gains from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource, or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights.
To the extent that a limited partnership’s interests are all in a particular industry, the limited partnership will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation. For example, investors in limited partnerships may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, investments in certain investment vehicles, such as limited partnerships and MLPs, may be illiquid. Such partnership investments may also not provide daily pricing information to
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their investors, which will require a Fund to employ fair value procedures to value its holdings in such investments.
Small- and Medium-Sized Companies
To the extent the Funds invest in the equity securities of small- and medium-sized companies, it will be exposed to the risks of smaller sized companies. Small- and medium-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Funds. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.
Investment Companies
Each Fund may invest in shares of other investment companies including exchange-traded funds (“ETFs”), money market funds and other mutual funds, in pursuit of its investment objective, subject to the limitations set forth in the 1940 Act. Each Fund may invest in money market mutual funds in connection with its management of daily cash positions and for temporary defensive purposes. In addition to the advisory and operational fees each Fund bears directly in connection with its own operation, the Funds would also bear their pro rata portion of each of the other investment company’s advisory and operational expenses.
Section 12(d)(1)(A) of the Investment Company Act of 1940 (the “1940 Act”) generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.
The Funds may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) a Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund, and (b) the sales load or service fee charged on the Fund’s shares is no greater than the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). In accordance with Rule 12d1-1 under the 1940 Act, the provisions of Section 12(d)(1) shall not apply to shares of money market funds purchased by the Fund, whether or not for temporary defensive purposes, provided that the Fund does not pay a sales charge, distribution fee or service fee as defined in Rule 2341 of the Conduct Rules of FINRA on acquired money market fund shares (or the Adviser must waive its advisory fees in an amount necessary to offset any sales charge, distribution fee or service fee).
Rule 12d1-4 permits additional types of fund of fund arrangements without an exemptive order. The rule imposes certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.
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Exchange-Traded Funds. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, a Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since a Fund will be investing in another investment company. In addition, a Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent a Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which a Fund will invest will be listed on a national securities exchange and a Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV per share.
As a purchaser of ETF shares on the secondary market, a Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks and only through participating organizations that have entered into contractual agreements with the ETF. A Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem their ETF shares directly from the ETF.
Foreign Investments
The Funds may make investments in securities of non-U.S. issuers (“foreign securities”). Each Fund reserves the right to invest up to 20% of each Fund’s net assets in Depositary Receipts (“DRs”), U.S. dollar-denominated securities, foreign securities and securities of companies incorporated outside the United States.
Depositary Receipts. Depositary Receipts include ADRs, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of DRs. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a non-U.S. company.
ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on United States securities markets. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institutions. Designed for use in United States securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:
Political and Economic Factors. Individual economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through
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ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.
Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.
Currency Fluctuations. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a DR’s underlying portfolio securities denominated in that currency. Such changes will affect the Funds to the extent that the Funds are invested in DRs comprised of foreign securities.
Taxes. The interest and dividends payable to the Funds on certain of a Fund’s foreign securities may be subject to foreign taxes or withholding, thus reducing the net amount of income available for distribution to Fund shareholders. The Funds may not be eligible to pass through to its shareholders any tax credits or deductions with respect to such foreign taxes or withholding.
In considering whether to invest in the securities of a non-U.S. company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Funds will be invested in non-U.S. companies, foreign countries and depositary receipts will fluctuate from time to time within any limitations described in the Prospectus, depending on the Adviser’s assessment of prevailing market, economic and other conditions.
Emerging Markets. The Partners Fund and Cornerstone Fund may invest up to 5% of its net assets, in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict an underlying fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.
Options
The Funds may write call options on stocks if the calls are “covered” throughout the life of the option.
A call is “covered” if a Fund owns the optioned securities. When a Fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, a Fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.
The Funds may purchase a call on securities to effect a “closing purchase transaction,” which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by a Fund on which it wishes to terminate its obligation. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by a Fund expires (or until the call is exercised and a Fund delivers the underlying security).
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Writing Call Options – When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date.
Call writers expect to profit if prices remain the same or fall. The Funds could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, a Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.
The Funds are permitted only to write covered options. The Funds can cover a call option by owning:
•The underlying security (or securities convertible into the underlying security without additional consideration);
•A call option on the same security with the same or lesser exercise price;
•A call option on the same security with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
•Cash or liquid securities equal to at least the market value of the optioned securities.
Regulation of Derivatives and Certain Other Transactions
Rule 18f-4 under the 1940 Act requires a fund that trades derivatives and other transactions which create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) be subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund qualifies as a “limited derivatives user,” as defined in the final rule. Under the final rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. These requirements may limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.
Each of the Funds is classified as a limited derivatives user under Rule 18f-4 under the 1940 Act. As a limited derivatives user each Fund’s derivatives exposure, excluding certain currency and interest rate hedging transactions, may not exceed 10% of its net assets. This restriction is not fundamental and may be changed by a Fund without a shareholder vote.
Government Obligations
The Funds may make short-term investments in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing
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Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association.
Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury Department; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.
The Funds may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.
When-Issued Securities
The Funds may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in a Fund’s NAV. During the period between purchase and settlement, no payment is made by the Funds and no interest accrues to the Funds. At the time of settlement, the market value of the security may be more or less than the purchase price.
Rule 18f-4 under the 1940 Act permits the Funds to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4. See “Regulation of Derivatives and Certain Other Transactions” above.
Corporate Debt Securities
The Cornerstone Fund may invest up to 50% of its net assets in fixed-income securities of any maturity while the Partners Fund may invest up to 25% of its net assets in fixed-income securities of any maturity. Up to 50% of the Cornerstone Fund’s net assets and up to 10% of the Partners Fund’s net assets, may be invested in corporate debt securities rated at least “investment grade” by one or more recognized statistical ratings organizations, such as S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). Up to 5% of a Fund’s net assets may be invested in debt securities rated below investment grade. Bonds rated below BBB by S&P or Baa by Moody’s, commonly referred to as “junk bonds,” typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such
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securities than more highly rated bonds. Lower-rated bonds also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.
Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. If a security’s rating is reduced while it is held by a Fund, the Adviser will consider whether a Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates. The ratings for corporate debt securities are described in Appendix A.
Illiquid and Restricted Securities
Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limit shall be observed continuously. In the event that more than 15% of its net assets are invested in illiquid investments, the Fund will make such reports as required under the liquidity risk management program and will seek to reduce its holdings of illiquid investments within a reasonable period of time.
Each Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market pursuant to Rule 144A under the Securities act of 1933, as amended (the “1933 Act”) and are called Rule 144A securities.
Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.
Restricted securities sold in private placement transactions between issuers and their purchasers are neither listed on an exchange nor traded in other established markets and may be illiquid. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by a Fund or less than the fair value of the securities. A restricted security may be determined to be liquid under a Fund's liquidity risk management program established pursuant to Rule 22e-4 depending on market, trading, or investment-specific considerations related to the restricted security. In addition, issuers
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whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Fund may obtain access to material non-public information about an issuer of private placement securities, which may restrict the Fund’s ability to conduct transactions in those securities.
Borrowing
Although the Funds do not currently intend to borrow money, the 1940 Act permits each Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if a Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period.
The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar objectives and policies.
Since substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of a Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Each Fund will reduce its borrowing amount within three days, if its asset coverage falls below the amount required by the 1940 Act.
Short-Term, Temporary, and Cash Investments
The Funds may invest in any of the following securities and instruments:
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches),
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based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.
Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.
As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Funds may acquire.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectus, the Funds may make interest bearing time or other interest bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Savings Association Obligations. The Funds may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.
Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix B.
Special Risks Related to Cyber Security
The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of the Funds or their service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other
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things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; inability to calculate a Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause a Fund’s investment in such issuers to lose value. There can be no assurance that the Funds or their service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
INVESTMENT RESTRICTIONS
The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Funds.
The Funds may not:
1.With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer. (Does not apply to investments in the securities of other investment companies or securities of the U.S. government, its agencies or instrumentalities.)
2.Borrow money, except as permitted under the 1940 Act.
3.Issue senior securities, except as permitted under the 1940 Act.
4.Engage in the business of underwriting securities, except to the extent that the Funds may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities.
5.Invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)
6.Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the Funds reserve freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities.
7.Purchase or sell physical commodities or contracts relating to physical commodities.
8.Make loans to others, except as permitted under the 1940 Act.
The Funds observe the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Funds may not:
1.Invest in any issuer for purposes of exercising control or management.
2.Purchase securities on margin or make short sales.
3.Invest in securities of other investment companies, except as permitted under the 1940 Act.
4.Hold, in the aggregate, more than 15% of its net assets in illiquid investments that are assets pursuant to Rule 22e-4 under the 1940 Act.
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5.Lend portfolio securities.
PORTFOLIO TURNOVER
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.
High portfolio turnover generally results in the distribution of short-term capital gains which are taxed at the higher ordinary income tax rates.
The following table shows the Funds’ portfolio turnover rate for the fiscal years shown:

	Portfolio Turnover Rate Fiscal Year Ended September 30,
	2025	2024
Partners Fund	26%	28%
Cornerstone Fund	29%	31%
PORTFOLIO HOLDINGS POLICY
The Adviser and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Funds’ annual and semi-annual Certified Shareholder Report on Form N-CSR to Fund shareholders and in the quarterly holdings report on Part F of Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
Pursuant to the Trust’s portfolio holdings disclosure policies, information about each Fund’s portfolio holdings is not distributed to any person unless:
•The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;
•The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;
•The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Funds, including, but not limited to U.S. Bank Global Fund Services (“Fund Services”) and the Trust’s Board of Trustees, attorneys, auditors or accountants;
•The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or
•The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer (“CCO”) or his or her designee.
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Certain of the persons listed above receive information about each Fund’s portfolio holdings on an ongoing basis. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Funds’ shareholders. These persons include:
•A mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;
•Rating and/or ranking organizations, specifically: Lipper; Morningstar; Standard & Poor’s; Bloomberg; Vickers-Stock Research Corporation; Thomson Financial; and Capital-Bridge, all of which currently receive such information on the 30th day following the end of a calendar quarter; or
•Internal parties involved in the investment process, administration, operation or custody of the Funds, specifically: Fund Services; the Trust’s Board of Trustees; the Trust’s attorneys and accountants (currently, Sullivan & Worcester LLP (“Sullivan & Worcester”) and Tait, Weller & Baker LLP, respectively); and providers of trade order and portfolio management tools as well as providers of middle and back office services, all of which typically receive such information after it is generated.
Any disclosures to additional parties not described above is made with the prior written approval of either the Trust’s CCO or his or her designee, pursuant to the Trust’s Policy and Procedures Regarding Disclosure of Portfolio Holdings.
The CCO or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Funds and their shareholders and if no material conflict of interest exists regarding such disclosure between shareholders interest and those of the Adviser, Distributor or any affiliated person of the Funds. No consideration may be received by the Funds, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.
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MANAGEMENT
The overall management of the Trust’s business and affairs is invested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Custodian and Transfer Agent, each as defined herein. The day-to-day operations of the Trust are delegated to its officers, subject to the Funds’ investment objectives, strategies and policies and to the general supervision of the Board. The Trustees and officers of the Trust, their year of birth and positions with the Trust, terms of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.
Independent Trustees(1)

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
David G. Mertens (1960) 615 E. Michigan Street Milwaukee, WI 53202	Board Chair Trustee	Indefinite term; since October 2023. Indefinite term; since March 2017.	Independent Contractor (February 2025 to present); Partner, QSV Equity Investors, LLC, (a privately-held investment advisory firm) (February 2019 to February 2025); Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 to 2017).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds).
Michele Rackey (1959) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since January 2023.	Chief Executive Officer, Government Employees Benefit Association (GEBA) (benefits and wealth management organization) (2004 to 2020); Board Member, Association Business Services Inc. (ABSI) (for-profit subsidiary of the American Society of Association Executives) (2019 to 2020).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds).
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Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Anne W. Kritzmire (1962) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since August 2024.	Principal Owner of AW Kritzmire Consulting (2021-Present); Business Faculty Lead of Lake Forest Graduate School of Management (2021-Present); Head of Multi-Asset and various other positions of Nuveen Investments (1999-2020).	2
Trustee, Advisors Series Trust (for series not affiliated with the Funds); Lead Independent Director of Thornburg Income Builder Opportunities Trust (a closed end fund) (2020-Present); Trustee, Finance Commissioner, and Acting Treasurer of Village of Long Grove (municipal government) (2017-2025).

Craig B. Wainscott (1961) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since August 2024.	CEO instaCOVER LLC (Specialized insurance/technology company) 2014-2021, and CFO 2021-2023.	2
Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee of iMGP Funds (14 Funds) (2024-Present); Independent Trustee and Board Chair of Brandes Investment Trust (6 Funds) (2011-2024); Board Member of Paradigm Project (social venture company) (2010-2020).

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Officers

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Jeffrey T. Rauman (1969) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term; since December 2018.	Senior Vice President, Compliance and Administration, U.S. Bank Global Fund Services (February 1996 to present).
Kevin J. Hayden (1971) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Treasurer and Principal Financial Officer	Indefinite term; since January 2023.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2005 to present).
Richard R. Conner (1982) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since December 2018.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (July 2010 to present).
Albert Sosa (1970) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since March 2025.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2004 to present).
Joseph R. Kolinsky (1970) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since July 2023.	Vice President, U.S. Bank Global Fund Services (May 2023 to present); Chief Compliance Officer, Chandler Asset Management, Inc. (2020 to 2022); Director, Corporate Compliance, Pacific Life Insurance Company (2018 to 2019).
Elaine E. Richards (1968) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President and Secretary	Indefinite term; since February 2025.	Senior Vice President, U.S. Bank Global Fund Services (July 2007 to present).
*    The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of the Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.
(1)The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)The Trust is comprised of numerous active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds (collectively, the “Poplar Forest Funds”). The Poplar Forest Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.
(3)“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.
Additional Information Concerning Our Board of Trustees
The Role of the Board
The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operations of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment advisers, distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the investment advisers, distributor, administrator, custodian and transfer agent. The Board has
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appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit Committee, a Governance and Nominating Committee and a Qualified Legal Compliance Committee (the “QLCC”), which are discussed in greater detail under “Trust Committees,” below. Currently, all of the members of the Board are Independent Trustees, which are Trustees that are not affiliated with the Adviser or its affiliates or any other investment adviser in the Trust or with its principal underwriter. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.
The President and Principal Executive Officer of the Trust is not a Trustee, but rather a senior employee of the Administrator who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the Funds in the Trust. The Trust has appointed David Mertens, an Independent Trustee, as Board Chair, and he acts as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, helps to set Board meeting agendas, and serves as Chair during executive sessions of the Independent Trustees.
The Board reviews its structure annually. The Trust has determined that it is appropriate to separate the Principal Executive Officer and Board Chair positions because the day-to day responsibilities of the Principal Executive Officer are not consistent with the oversight role of the Trustees and because of the potential conflict of interest that may arise from the Administrator’s duties with the Trust. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.
Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks) the oversight of different types of risks is handled in different ways. For example, the Board meets regularly with the CCO to discuss compliance and operational risks and the Audit Committee meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.
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Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the majority of the Trustees have served on boards for organizations other than the Trust, as well as having served on the Board of the Trust for a number of years. They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.
In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.
David G. Mertens. Mr. Mertens has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters. He currently serves as an Independent Contractor. Mr. Mertens previously served as Partner of QSV Equity Investors, LLC, a privately held investment advisory firm, from 2019 to 2025. Mr. Mertens also gained substantial mutual fund experience through his tenure as Managing Director and Vice President of Jensen Investment Management, Inc. (“Jensen”) from 2002 to 2017. Prior to Jensen, Mr. Mertens held various roles in sales and marketing management with Berger Financial Group, LLC from 1995 to 2002, ending as Senior Vice President of Institutional Marketing for Berger Financial Group and President of its limited purpose broker-dealer, Berger Distributors.
Michele Rackey. Ms. Rackey has substantial experience in mutual funds and investment management through her experience as CEO of Government Employees Benefits Association (GEBA) and also with The ARK Funds. Ms. Rackey is experienced with financial, accounting, investment and regulatory matters and serves as an Audit Committee Financial Expert for the Trust. Ms. Rackey was CEO of GEBA for 17 years and Chief Operating Officer of the ARK Funds for nine years. Ms. Rackey has a BS in Business Administration from the University of Illinois at Chicago and has an MBA from Keller Graduate School of Management in Chicago. Ms. Rackey previously held FINRA series 6, 7 and 63 licenses as well as a Maryland Life and Health License.
Anne W. Kritzmire. Ms. Kritzmire has substantial experience in registered funds and investment management through her experience as Head of Multi-Asset/Solutions Marketing, Managing Director of Closed-End Funds, Managing Director of Channel Marketing, and Director of Customer Insights at Nuveen Investments. Ms. Kritzmire serves as Lead Independent Director on the Board of Directors and is a member of the Audit Committee and Nominating and Governance Committee of the Thornburg Income Builder Opportunities Trust (2020-Present). With respect to the Thornburg Income Builder Opportunities Trust, she is considered to be a qualified financial expert. She has also served on several other boards including as a Trustee, Financial Commissioner, and Acting Treasurer at Village of Long Grove (2017-2025). Ms. Kritzmire has a B.S. in Electrical Engineering from University of Notre Dame and has an MBA in Finance and Marketing from Northwestern University, Kellogg Graduate School of Management. Ms. Kritzmire serves as an Audit Committee Financial Expert for the Trust.
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Craig B. Wainscott. Mr. Wainscott has substantial global executive and advisory experience, including his current position as a mutual fund trustee at iMGP Funds and early-stage business advisor. He formerly served as an Independent Trustee and Board Chair of Brandes Investment Trust. He also has extensive C-Suite Leadership, including his position as Chief Executive Officer at Russell Investments Canada for five years, leading a diverse collection of businesses such as mutual funds, institutional funds, consulting, and brokerage. He has also served as CEO at instaCOVER LLC and CFO at The Paradigm Project. Mr. Wainscott continues to serve as Board Advisor at Cadenced Biomedical (an early-stage medical device company). He has also served as a board member for The Paradigm Project. Mr. Wainscott is a qualified financial expert, having served as the CFO for two organizations, audit committee member, and is a CFA. Mr. Wainscott serves as an Audit Committee Financial Expert for the Trust.
Board Committees
The Trust has established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces: the Audit Committee, the QLCC, and the Governance and Nominating Committee. There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice. The Trust’s committee structure is specifically not intended or designed to prevent or mitigate the Funds’ investment risks. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
The Audit Committee is comprised of all of the Independent Trustees. Ms. Rackey is the Chair of the Audit Committee. The Audit Committee will meet at least once per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. The Audit Committee met once with respect to the Funds during the Funds’ fiscal year ended September 30, 2025.
The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).The QLCC did not meet with respect to the Trust during the fiscal year ended September 30, 2025.
The Governance and Nominating Committee is comprised of all, and only of, the Independent Trustees. The Governance and Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Governance and Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board. Recommendations for consideration by the Governance and Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust between 120 and 150 days prior to the shareholder meeting at which any such nominee would be voted on.
The Governance and Nominating Committee meets regularly with respect to the various series of the Trust. The Governance and Nominating Committee is also responsible for, among other things, reviewing
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and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” Mr. Wainscott is the Chair of the Governance and Nominating Committee.The Nominating and Governance Committee met two times with respect to the Trust during the fiscal year ended September 30, 2025.
Trustee Ownership of Fund Shares and Other Interests
The following table shows the amount of shares in the Funds and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2025.

	Dollar Range of Equity Securities in the Partners Fund	Dollar Range of Equity Securities in the Cornerstone Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
(None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)
Independent Trustees
David G. Mertens	Over $100,000	None	Over $100,000
Michele Rackey	None	None	$50,001 - $100,000
Anne W. Kritzmire	None	None	None
Craig B. Wainscott	None	None	None
As of December 31, 2025, neither the Independent Trustees nor members of their immediate families, own securities beneficially or of record in the Advisor, the distributor, as defined below, or an affiliate of the Advisor or distributor. Accordingly, neither the Independent Trustees nor members of their immediate families, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the distributor or any affiliate thereof was a party.
Compensation
Effective January 1, 2026, the Independent Trustees each receive an annual retainer of $116,500 per year allocated among each of the various portfolios comprising the Trust, an additional $7,000 per regularly scheduled Board meeting, and an additional $1,500 for certain special meetings, paid by the Trust or applicable advisors/portfolios, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. Prior to January 1, 2026, the annual retainer was $108,500. The Trust Chair, Chair of the Audit Committee, and Chair of the Governance and Nominating Committee each receive a separate annual fee of $15,000, $10,000, and $5,000, respectively, provided that the separate fee for the Chair of the Audit Committee will be waived if the same individual serves as both Trust Chair and Audit Committee Chair. The Trust has no pension or retirement plan. Set forth below is the compensation received by the Independent Trustees from the Funds for the fiscal year ended September 30, 2025.
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	Aggregate Compensation from the		Pension or Retirement Benefits Accrued as Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Trustees(2)
	Partners Fund(1)	Cornerstone Fund(1)
Independent Trustee
David G. Mertens	$4,539	$4,539	None	None	$9,078
Joe D. Redwine(3)	$4,348	$4,348	None	None	$8,696
Michele Rackey	$4,341	$4,341	None	None	$8,682
Anne W. Kritzmire	$4,234	$4,234	None	None	$8,468
Craig B. Wainscott	$4,257	$4,257	None	None	$8,514
(1)For the fiscal year ended September 30, 2025.
(2)There are currently numerous series comprising the Trust. The term “Fund Complex” refers only to the Funds and not to any other series of the Trust. For the Funds’ fiscal year ended September 30, 2025, aggregate Independent Trustees’ fees for the Trust were $713,000.
(3)Mr. Redwine has resigned effective December 31, 2025.
PROXY VOTING POLICIES AND PROCEDURES
The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight in accordance with proxy voting policies and procedures and Proxy Voting Guidelines (“Voting Guidelines”) adopted by Adviser. Pursuant to the Voting Guidelines, the Adviser will vote all proxies as it judges in the best interests of each Fund and its shareholders. The Voting Guidelines are attached to this SAI as Appendix C.
The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Funds and their shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Policies and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.
The Trust is required to file a Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Each Fund’s proxy voting record is available without charge, upon request, by calling toll-free 1‑877‑522‑8860 or by emailing ckotis@tocqueville.com. The proxy voting records may also be accessed through the Funds’ website www.poplarforestfunds.com/resources/ and on the SEC’s website at www.sec.gov.
CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Funds.
As of December 31, 2025, the following shareholders were considered to be either a control person or principal shareholder of the Funds:
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Principal Shareholders of the Partners Fund – Class A
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105-1901	55.98%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	7.93%	Record
National Financial Services LLC 499 Washington Blvd, Floor 4 Jersey City, NJ 07310-2010	6.37%	Record
Oppenheimer & Company 85 Broad Street, Floor 22 New York, NY 10004-2783	5.89%	Record
Pershing, LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0002	5.60%	Record

Principal Shareholders of the Partners Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	21.41%	Record
Oppenheimer & Company 85 Broad Street, Floor 22 New York, NY 10004-2783	21.01%	Record
Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105-1901	13.88%	Record
Pershing, LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0002	6.10%	Record
National Financial Services LLC 499 Washington Blvd, Floor 4 Jersey City, NJ 07310-2010	5.42%	Record

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Principal Shareholders of the Cornerstone Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105-1901	45.15%	Record
The Kirby Jones Foundation Delaware c/o Packy Jones - Jones Trading 555 Saint Charles Drive, Suite 200 Thousand Oaks, CA 91360-3985	28.04%	Record
Pershing, LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0002	18.38%	Record
The Funds did not have any control persons as of December 31, 2025.
Management Ownership Information. As of December 31, 2025, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of any class of the Funds.
CODES OF ETHICS
The Trust and Adviser have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser to invest in securities that may be purchased or held by the Funds. The Distributor, relies on the principal underwriter’s exception under Rule 17j-1(c)(3), of the 1940 Act, specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.
THE FUNDS’ INVESTMENT ADVISER
As of April 14, 2025, Tocqueville Asset Management, L.P. (the “Adviser”), located at 40 West 57th Street, 19th Floor, New York, New York, 10019, serves as investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. At a special shareholder meeting held on April 2, 2025, shareholders of the Funds voted to approve a new investment advisory agreement with Tocqueville Asset Management, L.P. Tocqueville Management Corporation (TMC), located at 40 West 57th Street, New York, New York 10019, is the general partner of the Adviser. Robert Kleinschmidt, serves as chairman of TMC, and is the control person of the Adviser. TMC owns 90% of the outstanding voting securities of the Adviser.
Prior to April 14, 2025, Poplar Forest Capital LLC (the “Previous Adviser”), located at 225 South Lake Avenue, Suite 950, Pasadena, California 91101, served as the investment adviser to the Funds.
In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Funds an investment management fee computed daily and payable monthly. For the Partners Fund, the fees are calculated at the annual rate of 0.85% of average daily net assets for the first $250 million of assets, 0.775% of the Fund’s average daily net assets for the next $750 million of assets, and 0.70% of the Fund’s average daily net assets for assets in excess of $1 billion. For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets for assets in excess of $1 billion.
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For the fiscal years shown below, the Partners Fund paid the following fees to the Adviser and Previous Adviser:

	Fiscal Year Ended September 30,
	2025	2024	2023
Management Fees Accrued	$2,500,018	$2,578,841	$2,744,179
Management Fees Waived	$280,012	$355,108	$322,385
Management Fees Recouped	$0	$0	$0
Management Fees Paid	$2,220,006	$2,223,733	$2,421,794

For the fiscal years shown below, the Cornerstone Fund paid the following fees to the Adviser and Previous Adviser:

	Fiscal Year Ended September 30,
	2025	2024	2023
Management Fees Accrued	$268,721	$267,008	$250,300
Management Fees Waived	$184,958	$177,893	$172,569
Management Fees Recouped	$0	$0	$0
Management Fees Paid	$83,763	$89,115	$77,731

The Advisory Agreement with respect to the Funds will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to the Funds, so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.
In addition to the management fees payable to the Adviser, the Funds are responsible for their own operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of a Fund’s shareholders and the Trust’s Board that are properly payable by the Funds; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or Administrator; insurance premiums on property or personnel of the Funds which inure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and the statement of additional information of the Funds or other communications for distribution to existing shareholders; legal counsel, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to the Funds); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and
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all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.
Though the Funds are responsible for their own operating expenses, the Adviser has contractually agreed to waive a portion or all of the management fees payable to it by the Funds and/or to pay a Funds operating expenses to the extent necessary to limit a Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees or any other class-specific expenses) to the limits set forth in the Fees and Expenses of the Fund table of the Prospectus. The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by a Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause a Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is also contingent upon the Board’s subsequent review and ratification of the recouped amounts. Such recoupment may not be paid prior to a Fund’s payment of current ordinary operating expenses. The Adviser is not permitted to recoup previously waived fees or expenses paid by the Previous Adviser.
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SERVICE PROVIDERS
Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services (“Fund Services”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Administrator to the Funds. Fund Services provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
For the fiscal periods indicated below, the Funds paid the following fees to the Administrator:

		Fiscal Year Ended September 30,
	2025	2024	2023
Partners Fund	$202,233	$274,219	$292,115
Cornerstone Fund	$87,357	$98,796	$97,719
Fund Services also is entitled to certain out-of-pocket expenses. Fund Services also acts as fund accountant, transfer agent (the “Transfer Agent”) and dividend disbursing agent under separate agreements. Additionally, the Administrator provides CCO services to the Trust under a separate agreement. The cost of the CCO services is allocated to the Funds and approved by the Board annually.
Custodian
Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Funds’ assets, holds the Funds’ portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.
The Custodian and Administrator do not participate in decisions relating to the purchase and sale of securities by the Funds. The Administrator, Transfer Agent, and Custodian (as defined below) are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.
Independent Registered Public Accounting Firm and Legal Counsel
Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, is the independent registered public accounting firm for the Funds, whose services include auditing the Funds’ financial statements and the performance of related tax services.
Sullivan & Worcester LLP (“Sullivan & Worcester”), 1251 Avenue of the Americas, 19th Floor, New York, New York 10020 serves as legal counsel to the Trust and provides counsel on legal matters relating to the Funds. Sullivan & Worcester also serves as independent legal counsel to the Board.
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PORTFOLIO MANAGERS
Portfolio Managers of the Funds
Mr. J. Dale Harvey and Mr. Derek Derman are the individuals principally responsible for the day-to-day management of the Partners Fund and the Cornerstone Fund. Mr. Harvey serves as Portfolio Manager and Mr. Derman serves as Co-Portfolio Manager.
Other Accounts Managed
The following tables show the number of other accounts (not including the Funds) managed by the portfolio managers and the total assets in the accounts managed within various categories as of September 30, 2025:

Mr. J. Dale Harvey
Type of Accounts	Number of Accounts (Excluding the Funds)	Total Assets (in millions)	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	1	$113.4	0	$0
Other Accounts	29	$815.7	0	$0

Mr. Derek Derman
Type of Accounts	Number of Accounts (Excluding the Funds)	Total Assets (in millions)	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	1	$113.4	0	$0
Other Accounts	8	$794.8	0	$0

Material Conflicts of Interest. Mr. Harvey and Mr. Derman also manage other accounts for the Adviser, including other limited partnerships and other separate accounts. There is a potential conflict should one of these funds/accounts be favored over another, but the intention of the Adviser is to treat all funds and accounts fairly with respect to buy/sell orders and new investment opportunities. The various funds and/or accounts within a strategy are expected to hold generally the same securities. Buy and/or sell orders will normally be placed concurrently for each Fund/account managed by a particular portfolio manager.
Compensation. Mr. Harvey and Mr. Derman both receive a variable salary and are eligible for a discretionary bonus. Profitability of the Adviser is the main driver of each portfolio manager’s bonus. The bonus is primarily qualitatively based. Payments are a function of firm profitability and each individual’s contribution to the Adviser’s success.
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Fund Securities Owned by the Portfolio Managers. As of September 30, 2025, the portfolio managers beneficially owned shares of the Funds as follows:

Dollar Range of Equity Securities owned in the Funds (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Name of Portfolio Manager	Partners Fund	Cornerstone Fund
Mr. J. Dale Harvey	over $1,000,000	over $1,000,000
Mr. Derek Derman	$500,001-$1,00,000	$50,001-$100,000
EXECUTION OF PORTFOLIO TRANSACTIONS
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.
Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.
In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Funds, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by FINRA and the SEC.
While it is the Funds’ general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser.
Investment decisions for each of the Funds are made independently from those of other client accounts or mutual funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Funds and one or more of such client accounts or mutual funds. In such event, the position of the Funds and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same
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security as the Funds at the same time, the Funds may not be able to acquire as large a portion of such security as they desire, or they may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Funds are purchasing or selling, each day’s transactions in such security will be allocated between the Funds and all such client accounts or mutual funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds.
For the fiscal years indicated below, the Funds paid brokerage commissions as follows:

	Fiscal Year Ended September 30,
	2025	2024	2023
Partners Fund	$77,370	$116,012	$177,307
Cornerstone Fund	$5,690	$6,865	$10,633
The Adviser has other advisory clients which include individuals, trusts, pension and profit sharing funds, some of which have similar investment objectives to the Funds. As such, there will be times when the Adviser may recommend purchases and/or sales of the same portfolio securities for a Fund and its other clients. In such circumstances, it will be the policy of the Adviser to allocate purchases and sales among the Funds and its other clients in a manner which the Adviser deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. Simultaneous transactions may have an adverse effect upon the price or volume of a security purchased by a Fund. The Previous Adviser did not enter into soft dollar or commission sharing arrangements with brokers.
During the fiscal year ended September 30, 2025, the Funds did not own any securities of their regular broker dealers.
MARKETING AND SUPPORT PAYMENTS
The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. Such payments may be divided into categories as follows:
Support Payments. Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between the Funds’ representatives and financial intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.
Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client
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seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.
The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund’s shares.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.
How to Buy Shares
A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), for the Partners Fund and Cornerstone Fund, provided such variations are described in the Funds’ Prospectus. All variations described in Appendix A to the Funds’ Prospectus are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix A to the Funds’ Prospectus should read the terms and conditions of Appendix A carefully. For the variations applicable to shares offered through Merrill Lynch-sponsored platforms and Raymond James-sponsored platforms, please see “Appendix A – Financial Intermediary Sales Charge Variations” in the Funds’ Prospectus. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Partners Fund, Cornerstone Fund or through another intermediary. Please consult your financial intermediary with respect to any variations listed on Appendix A to the Funds’ Prospectus.
You may purchase shares of the Funds from securities brokers, dealers or financial intermediaries (collectively, “Brokers”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Funds may enter into arrangements with certain Brokers whereby such Brokers are authorized to accept your order on behalf of the Funds. Financial Intermediaries may be authorized by the Funds’ principal underwriter to designate other brokers and financial intermediaries to accept orders on the Funds’ behalf. If you transmit your order to these Brokers before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, shares will be purchased at the appropriate per share price (plus any applicable sales charge) next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements. Each Fund will be deemed to have received a purchase order when a Financial Intermediary or, if applicable, a Financial Intermediary’s authorized designee, receives the order.
The public offering price of Fund shares is the NAV per share plus any applicable sales charge (load). Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.
The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Funds’ shares and (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Funds.
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In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Funds’ objectives and otherwise acceptable to the Adviser and the Board.
Sales Charges and Dealer Reallowance
Class A shares of the Partners Fund are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge. Class A shares are also subject to Rule 12b-1 fees (or distribution and service fees) of up to 0.25% of average daily net assets that are assessed against the shares of the Funds.
If you purchase Class A shares of the Partners Fund, you will pay the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment. The sales charge does not apply to shares purchased with reinvested dividends. The sales charge is calculated as follows and the portion of the initial sales charge the Distributor re-allows to dealers is as shown in the far-right column:

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Reallowance
Less than $50,000	5.00%	5.26%	4.50%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.50%
$750,000 but less than $1 million	1.50%	1.52%	1.00%
$1 million or more(2)	0.00%	0.00%	0.75%
(1)Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
(2)Class A shares that are purchased at NAV in amounts of $1 million or more may be assessed a 0.75% CDSC if they are redeemed within twelve months from the date of purchase. See “More about Class A Shares” in the statutory Prospectus for further information.
The difference between the total amount invested and the sum of (a) the net proceeds to the Funds and (b) the dealer reallowance, is the amount of the initial sales charge retained by the Distributor (also known as the “underwriter concession”). At the discretion of the Distributor, up to 80% of the underwriter concessions retained by the Distributor may be (1) used to offset the compensation owed to the Distributor for its services, and/or (2) made available by the Distributor to the Funds for pre-approved marketing expenses. In addition to the underwriter concession retained by the Distributor, the Distributor retains the entire initial sales charge on accounts with no authorized dealer of record.
Breakpoints/Volume Discounts and Sales Charge Waivers (Partners Fund)
Reducing Your Sales Charge. You may be able to reduce the sales charge on Class A shares of the Partners Fund based on the combined market value of your accounts. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.
•You pay no sales charges on Fund shares you buy with reinvested distributions.
•You pay a lower sales charge if you are investing an amount over a specific breakpoint level as indicated by the above table.
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•You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of Class A shares within 120 days of the date of the redemption.
•By signing a Letter of Intent (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Any shares purchased within 90 days of the date you sign the LOI may be used as credit towards completion, but the reduced sales charge will only apply to new purchases made on or after that date. Reinvested dividends and capital gains do not count as purchases made during this period. The Transfer Agent will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, the Transfer Agent will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, the Transfer Agent will release the escrowed shares when you have invested the agreed amount. For example, an investor has $25,000 to invest in a Fund, but intends to invest an additional $2,000 per month for the next 13 months for a total of $51,000. Based on the above breakpoint schedule, by signing the LOI, the investor pays a front-end load of 4.50% rather than 5.00%. If the investor fails to meet the intended LOI amount in the 13-month period, however, the Funds will charge the higher sales load retroactively.
•Rights of Accumulation (“ROA”) allow you to combine Class A shares you already own in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A shares of the Partners Fund already owned and adding the dollar amount of your current purchase. For example, an individual has a $55,000 investment in the Fund, which was sold with a 4.50% front-end load. The investor intends to open a second account and purchase $50,000 of the Partners Fund. Using ROA, the new $50,000 investment is combined with the existing $55,000 investment to reach the $100,000 breakpoint, and the sales charge on the new investment is 3.50% (rather than the 4.50% for a single transaction amount).
Eligible Accounts. Certain accounts may be aggregated for ROA eligibility, including your current investment in the Partners Fund, and previous investments you and members of your primary household group have made in the Fund, provided your investment was subject to a sales charge. (Your primary household group consists of you, your spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships.) Specifically, the following accounts are eligible to be included in determining the sales charge on your purchase, if a sales charge has been paid on those purchases:
•Individual or joint accounts held in your name;
•Trust accounts for which you or a member of your primary household group, individually, is the beneficiary; and
•Accounts held in the name of you or your spouse’s sole proprietorship or single owner limited liability company or S corporation.
The following accounts are not eligible to be included in determining ROA eligibility:
•Investments in Class A shares where the sales charge was waived.
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Waiving Your Sales Charge. The Partners Fund’s Adviser reserves the right to waive the sales charges for certain groups or classes of shareholders. If you fall into any of the following categories, you can buy Class A shares at NAV per share without a sales charge:
•Current and retired employees, directors/trustees and officers of:
i.The Trust; and
ii.The Adviser and its affiliates;
iii.Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of (i)-(ii); and
•Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Adviser and its affiliates;
•Current employees of:
i.The Transfer Agent;
ii.broker-dealers who act as selling agents for the Funds/Trust;
iii.family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of (i)-(ii);
•Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Distributor that allows for load-waived Class A shares purchases; and
•Certain qualified employee benefit plans or savings plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code, profit-sharing plans and money purchase pension plans.
The Trust also reserves the right to enter into agreements that reduce or eliminate sales charges for other groups or classes of shareholders, including for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your Broker for further information.
Each financial intermediary may impose different sales loads and waivers. Certain sales load waiver variations are described in Appendix A to the Prospectus. Investors who are converted from Institutional Class shares of the Partners Fund by their financial intermediary will not be subject to a sales load at the time of conversion.
Conversions - Partners Fund
Subject to the Adviser’s approval, if investors currently holding Class A shares of the Partners Fund meet the criteria for eligible investors and would like to convert to Institutional Class shares, there are no tax consequences and investors are not subject to the redemption/exchange fees. To inquire about converting your Class A shares to Institutional Class shares, please call 1-877-522-8860.
Investors who hold Institutional Class shares of a Fund through a financial intermediary’s fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program (while continuing their relationship with the financial intermediary as a brokerage client), may be subject to conversion of their Institutional Class shares by their financial intermediary to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses
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of the Institutional Class shares. Investors should contact their financial intermediary to obtain information about their eligibility for the financial intermediary’s fee-based program and the class of shares they would receive upon such a conversion.
How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Funds or through your Financial Intermediary. The Funds will be deemed to have received a redemption order when a Financial Intermediary or, if applicable, a Financial Intermediary’s authorized designee, receives the order.
Payments to shareholders for shares of the Funds redeemed directly from the Funds will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Funds may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds’ shareholders. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Funds’ portfolio securities at the time of redemption or repurchase.
Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares up to $100,000 by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Funds or their authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Funds and their agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
Fund Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If Fund Services fails to employ reasonable procedures, the Funds and Fund Services may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact Fund Services.
DETERMINATION OF SHARE PRICE
The NAV of the Funds is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time), each day the NYSE is open for business. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
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NAV is calculated by adding the value of all securities and other assets attributable to the Funds (including interest and dividends accrued, but not yet received), then subtracting liabilities attributable to the Funds (including accrued expenses). The net asset amount attributable to the Class A shares and Institutional Class shares is divided by the number of shares held by investors of the applicable class.
Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser’s valuation designee pursuant to procedures approved by the Board. Pursuant to those procedures, the Adviser’s valuation designee considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.
Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Adviser’s valuation designee.
Debt securities are valued on the basis of valuations provided by independent third-party pricing services, approved by the Adviser, or at fair value as determined in good faith by procedures approved by the Adviser. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.
The Funds’ securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, a Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.
An option that is written or purchased by a Fund shall be valued using composite pricing via the National Best Bid and Offer quotes. Composite pricing looks at the last trade on the exchange where the option is traded. If there are no trades for an option on a given business day, as of closing, a Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. For options where market quotations are not readily available, fair value shall be determined by the Adviser’s valuation designee.
All other assets of the Funds are valued in such manner as the Adviser’s valuation designee in good faith deems appropriate to reflect their fair value.
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Redemptions In-Kind
The Trust has elected to be governed by Rule 18f-1 under the 1940 Act so that the Funds are obligated to redeem their shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Funds. Each Fund has reserved the right to pay the redemption price of its shares in excess of $250,000 or l% of its net asset value either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. A redemption, whether in cash or in-kind, is a taxable event for you.
The Funds do not intend to hold any significant percentage of its portfolio in illiquid securities, although the Funds, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Funds were to elect to make an in-kind redemption, the Funds expect that they would follow the Trust protocol of making such distribution by way of a pro rata distribution of securities that are traded on a public securities market or are otherwise considered liquid pursuant to the Fund’s liquidity policies and procedures. Except as otherwise may be approved by the Trustees, the securities that would not be included in an in-kind distribution include (1) unregistered securities which, if distributed, would be required to be registered under the Securities Act of 1933 (the “1933 Act”), as amended; (2) securities issued by entities in countries which (a) restrict or prohibit the holding of securities by non-nationals other than through qualified investment vehicles, such as a fund, or (b) permit transfers of ownership of securities to be effected only by transactions conducted on a local stock exchange; and (3) certain Fund assets that, although they may be liquid and marketable, must be traded through the marketplace or with the counterparty to the transaction in order to effect a change in beneficial ownership.
DISTRIBUTIONS AND TAX INFORMATION
Distributions
Distributions from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, the Funds typically distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.
Each distribution by the Funds is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Funds will issue to each shareholder a statement of the federal income tax status of all distributions.
Tax Information
Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund, as a series of the Trust, has elected and intends to continue to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to comply with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions. The Funds’ policy is to distribute to their shareholders all of their investment income and any net realized long term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes in any year. If a Fund does not qualify as a regulated investment company, it will be taxed as a corporation. However, the Funds can give no assurances that distributions will be sufficient to eliminate all taxes in every year. To avoid the nondeductible 4% Federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital
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losses for the 12-month period ending on October 31 of such year, and (iii) any amounts from the prior calendar year that were not distributed and on which no federal income tax was paid by the Funds. The Funds intend to declare and pay dividends and other distributions, as stated in the Prospectus.
In order to qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership. The Funds must also satisfy the following two asset diversification tests. At the end of each quarter of each taxable year, (i) at least 50% of the value of a Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of a Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Funds control (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The Funds also must distribute each taxable year sufficient dividends to their shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Funds’ investment company taxable income before the dividends paid deduction (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Funds’ net tax-exempt interest, if any.
Net investment income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforwards of the Funds. Capital losses sustained and not used in a taxable year may be carried forward indefinitely to offset capital gains of the Funds in future years.
Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by the Funds may be qualified dividend income currently eligible for taxation at long-term capital gain rates to the extent the Funds report the amount distributed as a qualifying dividend and certain holding period requirements are met. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Funds report the amount distributed as a qualifying dividend. The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the Funds for their taxable year. In view of the Funds’ investment policies, it is expected that dividends from domestic corporations will be part of the Funds’ gross income and that, accordingly, part of the distributions by the Funds may be eligible for qualified dividend income treatment for individual shareholders, or for the dividends-received deduction for corporate shareholders. However, the portion of the Funds’ gross income attributable to qualifying dividends is largely dependent on the Funds’ investment activities for a particular year and therefore cannot be predicted with any certainty. Further, the dividends-received deduction may be reduced or eliminated if Fund shares held by a corporate investor are treated as debt financed or are held for fewer than 46 days. Dividends from a Fund and gains from the sale of Fund shares are subject to the federal 3.8% Medicare tax applicable to taxpayers in the higher income brackets.
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Long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time a shareholder held his or her Fund shares. There is no requirement that a Fund take into consideration any tax implications when implementing its investment strategy. Capital gain distributions are not eligible for qualified dividend income treatment or the dividends received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received or deemed to be received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing liability for the alternative minimum tax of a shareholder who is an individual. Shareholders should note that the Funds may make taxable distributions of income and capital gains even when share values have declined.
Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes dividends paid by a real estate investment trust (“REIT”). Regulations adopted by the United States Treasury allow non-corporate shareholders of a Fund to benefit from the 20% deduction with respect to net REIT dividends received by the Fund if the Fund meets certain reporting requirements.
The Funds may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.
Redemption of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon redemption or sales of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption or sale may be disallowed under certain wash sale rules to the extent shares of the Funds are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at a rate set under Section 3406 of the Code in the case of non-exempt shareholders who fail to furnish the Funds with their Social Security or taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether received in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any additional amounts may be credited against a shareholder’s ultimate federal tax liability if proper documentation is timely provided. The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.
The Foreign Account Tax Compliance Act (“FATCA”) imposes a 30% withholding tax on the Funds’ ordinary income distributions, if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, and subject to any
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intergovernmental treaty, withholding under FATCA is required with respect to certain distributions from the Funds. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect of amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.
The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, estates the income of which is subject to United States federal income taxation regardless of its source, and trusts that are (1) subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) have a valid election in effect under applicable United States Treasury regulations to be treated as a United States person. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.
This discussion and the related discussion in the Prospectus have been prepared by Fund management. The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Tax consequences are not the primary consideration in implementing a Fund’s investment objectives. Investors should consult their own tax advisors to determine the suitability of the Funds and the applicability of any state, local or foreign taxation. No rulings with respect to tax matters of the Funds will be sought from the Internal Revenue Service. Sullivan & Worcester has expressed no opinion in respect of the tax information in the Prospectus or SAI.
DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), 190 Middle Street, Suite 301, Portland, Maine 04101 (the “Distributor”), pursuant to which the Distributor acts as the Funds’ distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of each Fund’s shares is continuous. The Distributor is a registered broker-dealer and member of FINRA.
The Distribution Agreement continues in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on 60 days’ written notice when authorized either by a majority vote of each Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
For the last three fiscal periods ended September 30, 2023, 2024 and 2025, the aggregate amounts of underwriting commissions paid to and retained by the Distributor was $968 for 2023, $237 for 2024, and $1,926 for 2025.
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RULE 12b-1 DISTRIBUTION AND SERVICE PLAN
The Partners Fund and Cornerstone Fund have adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Class A shares of the Funds pay the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of 0.25% of the average daily net assets of the Funds’ Class A shares. The Plan provides that the Distributor may use all or any portion of such fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Plan, or to provide certain shareholder services. Amounts paid under the Plan, by the Partners Fund and Cornerstone Fund, are paid to the Distributor to reimburse it for costs of the services it provides and the expenses it bears in the distribution of the Funds’ Class A shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of a Fund’s shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. In addition, payments to the Distributor under the Plan reimburse the Distributor for payments it makes to selected dealers and administrators which have entered into Service Agreements with the Distributor for services provided to shareholders of the Partners Fund and Cornerstone Fund. The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. The services provided by the administrators pursuant to the Plan are designed to provide support services to the Funds and include establishing and maintaining shareholders’ accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding the Funds and providing other services to the Funds as may be required.
Under the Plan, the Trustees are furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor in its capacity as the Funds’ principal underwriter, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.
While there is no assurance that the expenditures of Fund assets to finance the distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.
For the fiscal period ended September 30, 2025, distribution-related expenditures primarily intended to result in the sale of the Partners Fund’s Class A shares that were made by the Fund totaled $53,510. The following tables show the dollar amounts by category allocated to the Fund’s Class A shares for distribution-related expenses:
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Actual Rule 12b-1 Expenditures Paid by the Partners Fund During the Fiscal Year Ended September 30, 2025
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$1,611
Payment to dealers	$51,899
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$0
Other	$0
Total	$53,510
Sub-Accounting Service Fees
In addition to the fees that the Funds may pay to the Transfer Agent, the Board has authorized the Funds to pay service fees, at the annual rate of up to 0.15% of applicable average net assets or $20 per account, to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for sub-administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents. Any sub-accounting fees paid by the Fund are included in the total amount of “Other Expenses” listed in the Fund’s Fees and Expenses table in the Prospectus.
ANTI-MONEY LAUNDERING PROGRAM
The Trust has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.
GENERAL INFORMATION
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Funds. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of a Fund available for distribution to shareholders.
With respect to the Funds, the Trust may offer more than one class of shares. The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each class of the Funds, and has reserved the right to create and issue additional series or classes. Each share of a series or
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class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Partners Fund offers two share classes — Class A and Institutional Class and the Cornerstone Fund offers one share class — Investor Class.
The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.
The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.
The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.
The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.
Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.
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FINANCIAL STATEMENTS
Investors in the Funds will be informed of the Funds’ progress through periodic reports. Financial statements certified by an independent registered public accounting firm will be submitted to shareholders at least annually. The Form N-CSR for the Funds for the fiscal year ended September 30, 2025, is a separate document provided upon request and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.
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APPENDIX A
Corporate Bond Ratings
Moody’s Investors Service, Inc.
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospectus of ever attaining any real investment standing. Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modified 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
S&P Global Ratings (“S&P”)
AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.
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AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.
A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.
BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B: Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.
CCC: Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC: The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI: The rating CI is reserved for income bonds on which no interest is being paid.
D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments are jeopardized.
Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing with the major categories.
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APPENDIX B
Commercial Paper Ratings
Moody’s Investors Service, Inc.
Prime-1--Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2--Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
S&P Global Ratings
A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

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APPENDIX C
TOCQUEVILLE ASSET MANAGEMENT L.P.
PROXY VOTING PROCEDURES AND POLICY GUIDELINES
PROXY VOTING PROCEDURES
The Tocqueville View
The foundation of the Tocqueville investment management services is the principles of trust and fiduciary responsibility set forth in both common and statutory law as well as regulatory promulgations. Exercising investment decisions in the exclusive best interest of its clients has been the sole objective and continuing practice of the firm. Thus, the extension of those mandates to include the exercise of proxy voting as a value producing or protecting activity as a fiduciary is neither a surprise nor a hardship to the Tocqueville investment programs.
The discretionary authority to vote proxies on behalf of the clients is set forth in the Tocqueville investment advisory agreement and, generally, all proxies are voted identically for all clients. In very limited circumstances where a material conflict of interest is identified, Tocqueville may accept directions from a client as to how to vote the shares pertaining to that client’s interest. There may also be unusual circumstances when Tocqueville does not vote a proxy due to the extensive procedural requirements (i.e., share blocking) that restrict the investment powers or excessive cost (i.e., personal representation) of voting in a foreign country, undue delays in receiving proxy materials or a lack of sufficient information on which to render an analysis and formulate a vote recommendation.
Considering the regulatory and reporting mandates pertaining to proxy voting, Tocqueville revised and expanded the written Proxy Voting Procedures and Policy Guidelines in 2005 and makes them readily available without charge, upon request, to its advisory clients as well as to the shareholders of Tocqueville Fund, the Poplar Forest Partners Fund and the Poplar Forest Cornerstone Fund. The proxy voting record pertinent to the account of individual advisory clients is available at their request. The voting record for the Tocqueville Fund, the Poplar Forest Partners Fund, the Poplar Forest Cornerstone Fund and any other mutual funds managed by Tocqueville are published in Form N-PX and made available to anyone upon request. The voting record of Tocqueville on proposals relating to executive compensation (“say-on-pay”) matters are published in Form N-PX and made available to anyone upon request. In addition to SEC requirements governing registered advisers, Tocqueville proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set forth in DOL Interpretive Bulletin 94-2.
Proxy Voting Procedures
Committee on Corporate Governance & Responsibility
Established in 2004, the Committee on Corporate Governance & Responsibility develops proxy voting guidelines for Tocqueville to be considered in voting on proposals submitted by corporate managements and shareholders. Because the issues presented in the proxy process are so varied and often complex, the Committee adopts guidelines rather than rules and does not attempt to have a guideline for every issue. The Committee meets annually to review existing voting guidelines and as necessary to adopt voting guidelines for new issues or topics. Thus, the Guidelines may be updated from time to time as warranted by the Committee. Tocqueville may abstain on an issue if there is no established guideline until the Committee has formulated a guideline.

Consistent with and in furtherance of the fiduciary responsibility of an investment adviser to enhance and preserve the investments of its clients, the Committee’s primary focus is to consider the economic impact of any proposal. Within that context, the Committee also seeks to promote basic principles of corporate governance:
•independence and accountability of the board of directors;
•equal treatment of all shareholders;
•opportunity for shareholders to vote on issues which have a material financial impact on the corporation; and,
•executive compensation that reflects corporate performance
The Committee has also established voting policy guidelines to address social, environmental and governance issues that are presented by shareholder proposals. While supportive of corporations being “good corporate citizens” throughout the world, the primary concern of the Committee is the fiduciary responsibility of Tocqueville to preserve and maximize the client’s long-term economic value. In the event the Committee determines that the adoption of a proposal would have a negative economic impact on the corporation, the financial impact will determine the vote recommendation resulting in instances where the vote is not in strict adherence to the guideline.
In formulating a voting policy guideline, the Committee will primarily research the topic through information extracted from the analysis of management and shareholder proposals by independent research consultants.
Membership of the Committee shall be the Chief Investment Officer (CIO), the Chief Compliance Officer or his designee and, upon request, selected Portfolio Managers of Tocqueville.
Retention of Proxy Voting Service.
In determining the retention of an independent third-party Proxy Voting Service (the “PVS”) to provide research on proxies and to facilitate the electronic voting of proxies, Tocqueville will consider whether the PVS has the capacity and competency to adequately analyze the matters for which Tocqueville is responsible for voting, considering (as applicable):
•The adequacy and quality of the PVS’s staffing, personnel and/or technology.
•Whether the PVS has an effective process for seeking timely input from issuers and PVS clients with respect to, among other things, its proxy voting policies, methodologies, and peer group constructions.
•Whether the PVS has adequately disclosed its methodologies in formulating voting recommendations, such that Tocqueville understands the factors underlying the PVS’s recommendations.
•The nature of any third-party information sources that the PVS uses as a basis for its voting recommendations; and
•The PVS’s policies and procedures regarding how it identifies and addresses conflicts of interest.

Periodic Review of Proxy Voting Service and Continued Retention
Tocqueville shall periodically review the proxy voting policies, procedures and methodologies, conflicts of interest and competency of the PVS. Tocqueville will also review the continued retention of the PVS, including whether any relevant credible potential factual errors, incompleteness or methodological weaknesses in the PVS’s analysis that materially affected the research and recommendations used by Tocqueville. In addition, Tocqueville will also consider the effectiveness of the PVS’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. This will include the PVS’s:
•engagement with issuers, including the process for ensuring that it has complete and accurate information about the issuer and each matter.
•process, if any, for Tocqueville to access the issuer's views about the PVS’s voting recommendations in a timely and efficient manner.
•efforts to correct any identified material deficiencies in its analysis.
•disclosure to Tocqueville regarding sources of information and methodologies used in formulating voting recommendations or executing voting instructions.
•consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; and
•updates to its methodologies, guidelines and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders.
As part of the engagement of the PVS, it is expected that Tocqueville will be updated on business changes that are material to the services provided by the PVS.
Electronic Voting
To assist in the physical act of voting proxies; to ensure the timely receipt of all proxy statements, solicitations and voting ballots pertaining to a particular security; to provide an affirmation that all client accounts are being voted; and to enhance the accuracy and ensure the uniformity of proxy voting record keeping, Tocqueville currently contracts the proxy voting services of Institutional Shareholder Services (“ISS”). As a result, Tocqueville has authorized and delegated the mechanics of voting to a professional voting agent thus further reducing the possibility of error and confusion. Most clients for which Tocqueville has proxy voting authority, whether institutional or individual, and its equity holdings are registered into the ISS voting system to facilitate electronic voting. This is designed to result in the preparation and voting of a single proxy card reflecting the total of all shares owned by Tocqueville clients. It also provides the data foundation to create a record of the proxy votes entered for each client in conformance with SEC Rule 275.204-2(c)(2)(iii). In addition, it provides the data foundation for the preparation of any proxy voting reports required for Form N-PX and requested by certain institutional clients, mutual fund shareholders, governmental agencies or interested persons.
Staff Responsibilities and Procedures
*Proxy voting responsibility is delegated to the chief compliance officer, or his designee, and the Tocqueville Operations administrative staff.

Receipt & Reconciliation
*Any materials pertaining to the proxy voting process and a shareholder meeting, including but not limited to the annual report, the proxy statement, the proxy voting ballot, and any proxy solicitation material, of any corporate security owned by a Tocqueville client, received by Tocqueville is directed to ISS.
*An Operations assistant monitors the ISS system for the meeting date, the record date and the deadline for voting.
*Operations staff provide ISS with Tocqueville advisory client, including mutual funds, portfolio database listing of all holdings in all equity securities on a monthly data feed. Using this data, ISS reconciles the Tocqueville holdings list of total shares held of a security with the total shares cited on the proxy ballot.
*Any discrepancy will be resolved with an Operations assistant prior to further processing of the ballot.
Issue Review & Vote Recommendation
*The chief compliance officer or his designee monitors news article, analysts’ reports, business journals and conference calls for information pertaining to portfolio corporations and maintains a record of any reporting deemed of significance to Tocqueville in its proxy voting process.
*Underlying the proxy voting policies of Tocqueville is the fundamental principle that the financial performance of the corporation and its impact on shareholder value is the primary consideration in voting in the best interest of the client. From time to time this will require financial analysis of the company involved. In such circumstances, the proxy materials provided by ISS are made available to a specific portfolio manager with a request that such an analysis be undertaken. The ultimate vote cast will represent the analysis’ conclusion that value to our clients is best achieved if management pursues a particular course of action.
*After review and analysis of the proposals or resolutions to be voted on, ISS votes the ballot(s) in accordance with the Tocqueville Proxy Voting Policy Guidelines as directed by Tocqueville.
*Voting ERISA plan client proxies is a fiduciary act of plan asset management to be performed by the investment adviser (Tocqueville), unless the voting right has been retained by the named fiduciary of the plan. Pursuant to the investment advisory agreement with individual clients, Tocqueville has been granted sole authority to vote all proxies with respect to the securities in the account. The client may withdraw this authority at any time as well as, under certain limited circumstances, instruct Tocqueville to the direction of the proxy vote in any individual case.
In the event the issue presented in a resolution is not yet the subject of the Proxy Voting Policy Guidelines or presents a unique perspective in contradiction of the Guidelines, ISS will alert Tocqueville to this fact. The chief compliance officer or his designee, in his discretion, may cast an abstain vote or bring the issue with a proposed guideline or voting recommendation to the attention of the CIO for further review and consideration. The CIO may either establish a guideline to address the issue presented, vote on that issue without establishing a guideline or direct an abstain vote. If a guideline is not established, the basis for the vote on the issue shall be noted in the proxy voting records.

*If authority to vote the proxies for a client has not been delegated to Tocqueville or, as authorized by the advisory agreement, a client has instructed Tocqueville how to vote the client proxy in an individual case, these voting instruction exceptions will be reported to ISS. Without such a notation, the proxy will be voted the same for all clients.
Casting & Confirmation of the Vote
*The proxy voting ballot(s) is cast via ISS electronic voting system. In addition, confirmation of this vote is included in the proxy information database at ISS.
*Any ballots received by Tocqueville in hardcopy form are transmitted to ISS for voting and reporting, and a scanned/digital copy is retained by Operations staff.
All materials pertaining to the proxy vote on any corporate security, including but not limited to the corporate annual report (if provided), the proxy statement, the executed ballot and proxy solicitation materials are maintained electronically in the ISS database in accordance with SEC Rule 275.204-2(e)(1). Any internal memoranda pertaining to a particular vote shall be retained at the Tocqueville offices.
Conflicts of Interest
Conflicts of Interest of the Proxy Voting Service.
The chief compliance officer or his designee will review information provided by the PVS that describes conflicts to which the PVS is subject or otherwise obtained by Tocqueville. Tocqueville will seek to require that the PVS promptly provide updates of business changes that might affect or create conflicts and of changes to the proxy voting service’s conflict policies and procedures.
The chief compliance officer or his designee will periodically review the PVS’s policies and procedures for:
i. Adequacy in identifying, disclosing and addressing actual and potential conflicts of interest, including conflicts relating to the provision of proxy voting recommendations and proxy voting services generally, conflicts relating to activities other than providing proxy voting recommendations and proxy voting services, and conflicts presented by certain affiliations;
ii. Adequate disclosure of the PVS’s actual and potential conflicts of interest with respect to the services the PVS provides to Tocqueville; and
iii. Adequacy in utilizing technology in delivering conflicts disclosures that are readily accessible.
Conflicts of Interest of Tocqueville
Although highly unlikely and consciously avoided, there is the potential for a material conflict of interest to arise between Tocqueville and the interest of its clients in the proxy voting process. Should a material conflict of interest arise it shall be resolved in a manner that is in the best interest of the clients.
•Historically the business interests of the Tocqueville have not resulted in a situation where it was pressured to vote in a manner that was not in the best interests of the client owners. However, it is understood that the value of a business relationship could possibly create a material conflict. If the possibility of such a conflict of interest is identified, the Committee will determine whether to engage in one of the following courses of action.
◦Disclose the nature and extent of the conflict to client(s) affected and seek guidance from the client(s) on how that corporate proxy should be voted on their behalf. A notation will be entered into the proxy voting records explaining the conflict and the client directed vote.
◦Disclose the nature and extent of the conflict, advise the clients of the intended vote and await client consent to vote in that manner.
◦Vote in accordance with the pre-determined Guideline without discretion, thus effectively negating the conflict.
•In the event a Tocqueville client is the proponent of a shareholder proposal or a candidate in a proxy contest that is opposed by the corporate management, the Committee will review and analyze the proposal pursuant to the Guidelines and vote the shares of the other Tocqueville clients as determined to be in their best economic interest. However, the client proponent of the proposal will be permitted to vote the proxy on the shares owned by that client. A notation will be entered in the proxy voting records explaining this situation.
•In the event a Tocqueville officer or employee has a personal or business relationship with participants in a proxy contest, corporate directors or candidates for corporate director being voted on by Tocqueville, that officer or employee will be prohibited from any participation in the voting process for that specific company.
•Ownership by Tocqueville officers or employees of corporate shares is not a conflict of interest resulting in exclusion from the participation in the voting process. However, the personal views of the officer or employee in voting their individual shares shall neither influence nor affect the voting of shares by Tocqueville in accordance with the Proxy Voting Procedures and Policy Guidelines.
If a determination is made that a material conflict of interest exists, the chief compliance officer, his designee or the CIO will determine whether voting in accordance with the Policy Guidelines and factors described above is in the best interests of the client. If the proxy involves a matter covered by the Policy Guidelines and factors described above, Tocqueville will generally vote the proxy in accordance with the Guidelines. Alternatively, Tocqueville may vote the proxy in accordance with the recommendation of the PVS provided the PVS is not subject to a material conflict of interest.
Proxies That Will Not Be Voted
Although a relatively rare occurrence, there may be circumstances (especially with international holdings) when the cost of exercising the proxy vote or unique voting restrictions outweigh the beneficial consequence of the resolution being voted on. As a result, Tocqueville generally will not endeavor to vote proxies whenever:
*The proxy materials are written in language other than English and no translation has been provided.

*The proxy voting process of the foreign jurisdiction requires personal attendance or the retention of a representative for fee or the appointment of a local power of attorney to cast a vote.
*The proxies are subject to share blocking restrictions.
*The underlying security is on loan requiring that it be recalled to vote, if the holdings are de minimis or the vote relates to a routine matter.
Proxy Voting Record Retention & Availability
Records Retained
Consistent with SEC Rule 204-2(c)(2), Tocqueville has identified the following records and materials pertaining to the proxy voting process that have been retained and preserved in accordance with the SEC directive. These may be retained in either scanned copy at Tocqueville or accessed in electronic format from the PVS.
*The Proxy Voting Procedures and Policy Guidelines of Tocqueville
*every corporate security in the firm portfolio:
i.the annual report of the company (if provided)
ii.the proxy statement (if provided) pertaining to the annual or special meetings at which a vote of shareholders is to be recorded.
iii.the Tocqueville client record date holder list
iv.any written proxy solicitation materials submitted and received in addition to the corporate proxy statement by either management or the proponent of the proposal or someone seeking to solicit support or votes on behalf of either management or the proponent; voting recommendations from the PVS; proponents subsequently filed additional definitive proxy materials; or, other relevant, material information conveyed by an issuer or shareholder proponent to Tocqueville.
v.any memoranda or notes prepared by Tocqueville that were material to making a decision in the course of exercising a proxy voting and,
vi.the PVS proxy ballot summary as marked by the chief compliance officer or his designee, when necessary, reflecting a vote “for, against or abstain” on each proposal presented.
In the event of a contested election or proposal, the proxy statement of each proponent shall be retained but only the proxy card used to vote shall be made a part of the hardcopy file.
*For client accounts governed by ERISA, a report may be generated on a quarterly, semi-annual or annual basis, depending on the preference and instruction of the ERISA client. The client will specify the information desired in such a report that may include the date and type of meeting; the name of the issuer; the issues being voted on; the shares voted; the record date for the meeting; and the vote cast.

*A record of each client request for the Proxy Voting Procedures and Policy Guidelines or for information pertaining to the proxy voting for that client’s securities. If the request is written or by email, a copy of the request and the Tocqueville written response shall constitute the record. If the request is verbal communication, a memorandum shall be prepared as the record noting, at a minimum, a) the name of the client, b) the date of the request and, c) the date and extent of the Tocqueville response. The original of any request and a copy of the Tocqueville response will be retained in a separate file of such correspondence. In addition, a copy of both the request and the response will be a part of the client’s individual file within the Tocqueville record-keeping system.
*In accordance with SEC Rule 30b1-4, for proxies voted by Tocqueville pursuant to the delegation of such authority by registered investment companies, Form N-PX shall be used to annually report the proxy voting record for the most recent twelve-month period ending June 30. A separate Form N-PX shall be filed on behalf of each registered investment company client and shall include the following information:
i.name of the issuer
ii.exchange ticker
iii.CUSIP, if easily available
iv.shareholder meeting date
v.brief description of the issue being voted on
vi.whether the matter was proposed by the issuer or a shareholder
vii.how the fund cast its vote on the matter, and
viii.whether the vote was cast for or against management’s recommendation
Availability of Records
•The Proxy Voting Procedures and Policy Guidelines of Tocqueville are available, upon request, to any client or perspective client of the firm, and are also attached to the Statement of Additional Information of the Tocqueville Trust and the Advisors Series Trust.
•A record of proxy votes cast on behalf of any client is available, upon request, to that specific client for whose securities the votes were cast.
•A concise summary of these Proxy Voting Procedures and Policy Guidelines is included in Form ADV Part 2A and will be updated whenever these policies and procedures are updated.
•Form ADV Part 2A discloses that clients may contact Tocqueville via e-mail or telephone to obtain information on how Tocqueville voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, Operations staff will prepare a written response to the client listing each voted proxy of the client that includes (1) the name of the issuer; (2) the proposal voted upon and (3) how the Adviser voted the client’s proxy.

•Proxy votes pertaining to any registered investment company for which Tocqueville has been delegated proxy voting responsibility shall be reported annually on Form N-PX.
•For proxy votes occurring on or after July 1, 2023, Tocqueville will annually report how it voted on proposals relating to executive compensation (“say-on-pay”) matters on Form N-PX no later than August 31 of each year for the most recent 12-month period ended June 30, as required by Rule 14Ad-1.
•A request for the current Policy Guidelines or for individual advisory client proxy voting records may be submitted in writing to the address of the Tocqueville offices (2911 Cardinal Drive, Vero Beach, FL 32963), by email via the Tocqueville website mailbox (www.tocqueville.com) or verbally to the proxy unit of Tocqueville Operations by calling toll-free 1-800-355-7307. All such requests will be routed to the chief compliance officer who shall respond in writing and provide a copy of the materials requested as appropriate.
•On an annual basis, the client accounts that are governed by ERISA will be provided with a summary of the current Policy Guidelines and, in accordance with the client’s preference and instruction, on a quarterly, semi-annual, or annual basis provided a written report of the proxy votes that were cast on behalf of the client.
•A request for the current Policy Guidelines used by Tocqueville in voting proxies on behalf of the Tocqueville Trust and the Advisors Series Trust and/or copies of Form N-PX may be obtained upon request and without charge by calling 1-800-355-7307 or by emailing ckotis@tocqueville.com. The voting records for The Tocqueville Trust may also be accessed through www.tocquevillefunds.com/fundinformation and the voting records for the Advisors Series Trust may also be accessed through www.poplarforestfunds.com. Moreover, these voting records can also be found on the Securities and Exchange Commission’s website at http://www.sec.gov. In response to requests submitted directly to Tocqueville, a copy of Form N-PX will be provided within three business days of receipt of the request by first class mail.
•As a general policy, other than as prescribed by SEC Rule Form N-PX, Tocqueville does not disclose the proxy vote record of any client to third parties or to the public.
Duration of Retention
In conformance with SEC Rule 204-2(e)(1), all proxy voting material and records described in further detail herein will be retained in either digital form in the Tocqueville offices for a period of not less than five (5) years or accessible in electronic format from the proxy voting database of the PVS.
To provide added protection against unintentional destruction or discarding, in conformance with SEC Rule 204-2(g) that authorizes the safeguarding of records by electronic storage media, a record of all proxy votes for a period of ten (10) years will be maintained in electronic format on the OneDrive storage system of Tocqueville. Furthermore, a copy of any voting record for the previous five (5) years is available from the PVS upon reasonable notice of request.
Annual Review
Tocqueville will review and document, no less frequently than annually, the adequacy of these policies and procedures to make sure they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of its clients. As part of this review, the chief compliance officer will review a sample of votes cast including a sample of proxy votes related to mergers, acquisitions, dissolutions or contested elections for directors to determine whether those votes were made in accordance with these policies and procedures. The chief compliance officer will also review the client disclosures (e.g., Form ADV, private fund offering documentation, due diligence questionnaires and marketing materials) for accuracy regarding these proxy voting policies and procedures.
Revision History
Procedures Adopted: 06/01/03
Procedures Expanded: 02/11/04
Procedures Revised: 08/09/04
Procedures Revised: 12/06/04
Mechanics Revised: 03/01/07
Procedures Revised: 02/18/08
Mechanics Clarified: 02/21/09
Mechanics Clarified: 01/26/12
Records Retention Revised: 03/26/15
Procedures Revised: 01/16/20
Procedures Updated: 08/04/22
Procedures Revised: 03/07/24
Procedures Revised: 05/28/24
Procedures Revised: 05/30/25

PROXY VOTING POLICY GUIDELINES
Proxy Voting Policy Guidelines
Overview
It is impossible to establish policies so comprehensive as to address every issue presented for a proxy vote by either corporate management or shareholder proponents. Accordingly, Tocqueville has adopted “guidelines” that generally pertain to 95% of all proxy proposals presented. These guidelines do not dictate a particular result but rather provide the policy foundation for determining an appropriate course of action for voting proxies.
These guidelines are designed to be applicable to the proxy voting process for U.S. domestic corporations as well as to the proxy voting process for Canadian issuers. Considering the voting complexity, timing and cost as well as language barriers of voting proxies in multiple foreign jurisdictions, Tocqueville has determined that, as a matter of policy, it is in the best interest of its clients to adopt the Global Proxy Voting Policies of Institutional Shareholder Services (“ISS”) as the voting policies for Tocqueville in exercising proxy votes outside the jurisdiction of the U.S. and Canada.
Due to the precatory nature of most shareholder proposals, latitude may be given to supporting resolutions that “request” the board of directors’ consideration of a particular corporate action or policy, whereas a stricter standard may be imposed if the shareholder proposal is a by-law amendment that, if approved, mandates implementation by the board.
When an issue is presented for the first time ever, Tocqueville may abstain until there is an opportunity to analyze the subject matter for the adoption of a formal guideline.
In special matters, such as a “hostile” takeover, contested election of directors, proposed merger or acquisition, portfolio managers and equity research analysts of Tocqueville and proxy voting advisory research services will provide additional insight on both the financial and corporate governance aspects of the situation. As always, the ultimate vote cast will be based on what Tocqueville determines to be in the best financial interest of its clients toward the maximization of shareholder value.
Guidelines on Management Proposals
Advanced Notice Requirements for Shareholder Proposals Vote *case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review. To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period. The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline. In general, *Supports additional efforts by companies to ensure full disclosure regarding a shareholder proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Quorum Requirements Vote *case-by-case, with guidance from ISS, on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:
•The new quorum threshold requested;
•The rationale presented for the reduction;
•The market capitalization of the company (size, inclusion in indices);
•The company's ownership structure;
•Previous voter turnout or attempts to achieve quorum;
•Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
•Other factors as appropriate.
Appointment of Auditors Generally *Supports the choice of auditors recommended by the independent audit committee of the board of directors but prefers that there be a rotation of the firm auditing the company every ten (10) years. Such support may be withheld if (a) An auditor has a financial interest in or association with the company, and is therefore not independent; (b) There is reason to believe that opinion rendered by the independent auditor is neither accurate nor indicative of the company’s financial position; (c) Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or (d) Fees for non-audit services (“Other” fees) are excessive as determined by ISS.
Classified/Staggered Boards *Supports the annual election of all directors. *Does not support the establishment of staggered terms or “classified” boards. However, support will not be withheld for the election of directors simply because the board is currently classified.
Confidential Ballot *Supports confidential voting by shareholders, and the use of independent tabulators and inspectors of election. *Supports proposals seeking to maintain the confidentiality of votes cast by proxy on uncontested matters, including a running tally of votes for and against. *Does not support any attempt to either circumvent or curtail the confidentiality of the voting process, or use information obtained during the voting process to influence the outcome of the voting. *Supports proposals requesting the adoption of a uniform method of vote tabulation to ensure that the support for management and shareholder proposals be calculated in the same manner (e.g. If abstentions are excluded when calculating director support, abstentions should be excluded when calculating support for shareholder proposals).
Consent Proceedings/Special Meetings *Does not support the elimination or restriction of the shareholder right to solicit written consents for the removal and election of directors without a shareholder meeting. *Does not support restricting the ability or right of shareholders to call a special meeting of the company.
Contested Election of Directors *Case-by-case analysis will be undertaken to review the a) long term financial performance of the company, b) management’s track record, c) qualifications of both slates of candidates, d) basis for the proxy contest, e) likelihood of proposed objectives being met and f) ultimate best economic interest of all shareholders.

Cumulative Voting *Supports allowing shareholders to cast cumulative votes by multiplying the number of shares owned by the number of director candidates and casting the total vote for any individual or slate of candidates. Cumulative voting may result in a minority block of stock being represented on the board and may also provide the most effective means for getting a difference in viewpoint on the board.
Director Liability & Indemnification *Supports a limitation on director liability and increased indemnification provided there is an exception to such indemnity in the event of fraud or a violation of fiduciary duty by any director. In particular, *Does not support any proposal that would affect a director’s liability for (a) breach of the duty of loyalty, (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, (c) unlawful purchase or redemption of stock, (d) payment of unlawful dividends, or (e) receipt of improper personal benefits. *Supports indemnification of legal expenses of directors and officers who acted in good faith and for a purpose they reasonably believe to be in the corporation’s best interest. *Does not support increasing the indemnification of directors or officers for damages caused by violations of the duty of care. Vote *case-by-case, with guidance from ISS, on proposals on director and officer indemnification, liability protection, and exculpation taking into consideration the stated rationale for the proposed change as well as, among other factors, the extent to which the proposal would:
•Eliminate directors' and officers' liability for monetary damages for violating the duty of care.
•Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
•Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
•Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.
Director Nomination by Shareholders The proposition that shareholders have an effective and equitable means of participating in the election of directors is one that we support if it is achieved with uniform application. The difficulty with addressing this topic via shareholder proposals is one of definition. Accepting that substantial long-term shareholders should have the means to nominate directors for inclusion in the company proxy statement, what is a reasonable amount and duration of such a holding? Until the SEC and/or state legislatures establish the nomination and election processes for directors and a uniform process is applicable to all corporations, we are not enthralled with the piecemeal approach to resolving this important governance issue. However, *Supports proposals seeking to authorize holders of 3% or more of outstanding shares for at least three years to nominate up to 25% of board seats available whose names would appear in the company proxy statement, for election to the Board. *Supports an additional limitation as to the number of shareholders that may aggregate holdings in order to meet the ownership percentage threshold (i.e., no more than 20).
Dual Class Stock *Does not support the creation or extension of dual class or unequal voting rights stock which reduces the voting power of existing shareholders and concentrates significant power in management.
Election of Directors *Support for the election of directors will be based primarily on the long-term economic performance of the company, its corporate governance principles and practices and the maintenance of accountability & independence of the board of directors. The failure of the directors to exercise appropriate oversight of management or to advance the best financial interests of shareholders could result in the withholding of election support. Where less than 75% of the board is independent directors (as defined below): *Does not support the election of non-independent nominees or the members of the Nominating Committee. *Does not support the election of the Audit Committee Chair (or Audit Committee members if classified board and Audit Chair is not a current nominee) who fails to submit the appointment of auditors to shareholders for ratification. *Does not support the election of the Audit Committee Chair if the Audit Committee has selected auditors for which ratification is being withheld under the guideline for “Appointment of Auditors” noted above. In recognition of the substantial equity stake held by certain directors or shareholders, on a *case-by-case basis, director nominees who are or represent such shareholders may be supported under our board and committee independence policies provided the company has adopted independence and governance criteria identified by ISS. As to individual directors, the failure of a director (except new nominees) to attend 75% of the meetings of the board and committees of which the director is a member, without justification (i.e., illness) will result in the *withholding of support. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75% of the aggregate of his/her board and committee meetings during his/her period of service, *support will be withheld from the election of the director(s) in question. *Does not support election of directors, other than first time candidates, who have failed to personally invest their own funds in an equity position in the company. *Does not support the election of directors if the board has failed or refused to implement as corporate policy the resolve of a shareholder resolution which received the favorable vote of the majority of the votes cast during the preceding annual meeting. *Does not support the election of members of Governance Committee (or equivalent) or the entire Board if there is no Governance Committee if the company’s charter or articles of incorporation impose an outright prohibition on the submission of binding shareholder proposals or share ownership requirements or time holding requirements to file such by-law amendments are more than provided for in SEC Rule 14a-8. Vote against on an ongoing basis. We believe the shareholders' ability to amend the bylaws is a fundamental right of ownership which should not be infringed upon. *Does not support the election of persons nominated for director who seek to serve on four or more public company boards of directors. *Does not support the election of a Chairman of the Board or the Chief Executive Officer of a company who serve on the board of more than one public company besides their own.
Further, *support will be withheld for the election of (a) members of the Compensation Committee adopting executive compensation programs either too excessive or without regard for the financial performance of the company, (b) members of the Audit Committee if the company has corporate governance deficiencies or wrongdoings, (c) members of the Compensation Committee where the backdating of options was approved, or (d) the entire Board where it has failed to adopt corrective measures to re-price the backdated options or to recoup option gains on the backdated grants. *Support will be withheld for the election of the entire board of directors, if: the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), reneges on a commitment to put the pill to a vote or makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal or lowering the trigger without shareholder approval. *Support will be withheld from all director nominees if the pill, whether short-term or long-term, has a dead-hand or slow-hand feature. On a *case-by-case, *support will be withheld for the election of individual directors or the entire board if: a company, since February 2015, completes its initial public offering (IPO) with a multi-class capital structure (with unequal voting rights), a classified board, supermajority vote requirements to amend by-laws or charter or other governance provisions deemed contrary to shareholder interest and fails to either reverse such provisions or put each provision to a shareholder vote within seven years after the completion of the IPO. Unless the adverse provision is reversed or removed, within seven years, *Does not support the election of director nominees in subsequent years. *Does not support the election of directors nominated by slate ballot, which requires a vote being cast for all nominees collectively. This policy will not apply to contested director elections. *Does not support the adoption of bylaw provisions that would allow for the appointment of an alternate director, who has not been elected to the board by shareholders, to attend board or committee meetings in place of the duly elected director. *Does not support management proposals to limit the tenure of independent directors through mandatory retirement ages. *Supports proposals to remove mandatory age limits. Proposals to establish term limits will be reviewed on a *case-by-case basis taking into consideration.
•The Board’s rationale for adopting term/tenure limits;
•The robustness of the company’s board evaluation process;
•Whether the limit allows for a broad range of director tenures;
•Whether the limit would disadvantage independent directors; and
•Whether the limit will be imposed evenly, and not allow for waiver in a discriminatory manner.
Vote *case-by-case, with guidance from ISS, to *withhold support for the election of directors individually, committee members, or the entire board at all companies with unequal voting rights, irrespective of when they first became public companies If the company employs a common stock structure with unequal voting rights. apply a "de minimis" exception in cases where the capital structure is not deemed to meaningfully disenfranchise public shareholders. *Vote against directors if the board:
•Classified the board;
•Adopted supermajority vote requirements to amend the bylaws or charter;
•Eliminated shareholders' ability to amend bylaws;
•Adopted a fee-shifting provision; or
•Adopted another provision deemed egregious.
•Unilaterally lowered the quorum requirements for shareholder meetings.
Certain principles of corporate governance can impact performance and therefore may be considered in determining whether to support the election of directors:
•Seventy-five percent (75%) of directors should be non-management independents with no direct relationship with the company. Independence shall be evidence by (1) not being employed by the company or an affiliate in an executive capacity within the past five years, (2) not being or having been employed with a company or firm that is a paid advisor or consultant to the company, (3) having no personal services contract with the company, and (4) not being an immediate family member related to any current director or senior executive of the company or not being related to several employees of the company.
•The audit committee, nominating committee and compensation committee of the board should be comprised entirely of non-management independent directors. Specially, withhold support for any director who has served as a former CEO or CFO of the company or its affiliates, or of an acquired company within the past five years, and is a member of the audit or compensation committee.
•Directors should not take specific action considered particularly detrimental to shareholder interests; should not adopt excessive forms of compensation or severance agreements to protect the economic interests of particular executives without approval of shareholders; and should not adopt or implement excessive defensive measures that entrench management rather that protect shareholder value.
The plethora of compensation packages, products or arrangements that constitute poor or offensive compensation practices has expanded, virtually unchecked, or challenged. Shareholders have reason to be outraged at excessive rewards having no relationship or relevance to performance or merit. We believe that such practices should prompt the *withholding of support for the Compensation Committee, and most likely the entire Board when we have identified:
•Employment contracts having egregious multi-year guarantees of bonuses or grants
•“Perks” excessively dominating compensation
•There is a significant misalignment between CEO pay and company performance (“pay for performance”)
•Performance metric or criteria being changed during the performance period
•Outrageous pension payouts
•Excessive severance or new hire compensation packages
•Options backdating
•Change-in-control payouts without loss of job or significant reduction of job responsibilities
•The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of Say on Pay
•The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions
•The company has adopted a share-based compensation plan without seeking shareholder approval at the AGM following its adoption or
•The company maintains an evergreen plan (including those adopted prior to an initial public offering) and has not sought shareholder approval in the past two years and does not seek shareholder approval of the plan at the meeting.
Employee Stock Purchase Plans *Supports employee stock purchase plans provided that the plan is available to all employees, the purchase price is not less than 85% of the market price, employees are investing their own funds and the number of shares allocated for the plan does not excessively dilute the ownership interest of current shareholders.

Executive & Director Compensation Proposals for adopting or extending executive compensation plans are reviewed on a *case-by-case basis, but any compensation plan must have the overriding purpose of motivating corporate personnel through performance incentives and must not be unduly generous. However, *Does not support any compensation plan that excessively consumes corporate resources or is dilutive to earnings and asset values. Additional negative factors of a compensation plan include:
a) excessive dilution; b) options at below market prices; c) restricted stock giveaways awarding longevity rather than performance; d) stand-alone stock appreciation rights; e) loans or other forms of financial assistance to award holders; f) abusive change of control payments; g) excessive severance agreements; and h) blank-check authority to the administering committee to set or forgive terms as it desires.
Guided by analyses of performance metrics, peer group adoptions, a balance of fixed vs. performance driven compensation, excessive practices, board responsiveness to investor input and the ultimate board rationale for the Executive Compensation Plan proposed, such executive pay and practices proposals, as well certain aspects of outside director compensation, will be addressed on a *case-by-case basis in accordance with guidance from ISS. However, *Does not support management say on pay (MSOP) proposals, the election of compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or an equity-based incentive plan proposal if:
•There is a misalignment between CEO pay and company performance (pay for performance);
•The company maintains problematic pay practices;
•The board exhibits poor communication and responsiveness to shareholders.
Director Compensation Equity ownership by directors is encouraged and a compensation structure should include shares of stock as a portion of the annual fee, however, *Does not support stock options for outside directors. *Does not support the creation of retirement benefits for outside directors. *Does not support granting bonuses or options to outside directors in the event of a “change of control”, but *Supports the acceleration of awards already granted to avoid a sacrifice of benefits in such an event.
Stock Option Plans *Does not support either the adoption or extension of stock option plans or plan amendments that result in excessive dilution. *Does not support omnibus stock option plans with multiple types of awards in one plan prohibiting the opportunity for shareholders to vote on the separate components of each plan. *Does not support the granting of stock appreciation rights that defeat the purpose of giving employees a long-term equity stake in the company. *Does not support stock depreciation rights that pay the employee cash when the market price of an option previously granted declines. *Does not support plans allowing for the repricing of underwater options (unless resulting from a market wide event over the short term rather than company specific poor performance) without shareholder approval. *Does not support option exercise pricing below the market price of the stock on the date of grant. *Does not support the reloading of options so that the stock available under the plan automatically increases as the exercise of options increases. *Does not support the extension of the option exercise period more than three years beyond retirement affording retired executives unlimited upside profit potential from movement in the stock price that is unrelated to any effort of the executive to improve performance. *Does not support option plans that include an evergreen feature permitting automatic share replenishment or that is a rolling equity plan enabling auto-replenishment of share reserves without requiring periodic shareholder approval of at least every three years

Executive Loans Consistent with the Sarbanes-Oxley Act of 2002 prohibition against personal loans to corporate officers or directors, *Does not support company loans to executives/employees for use in paying for stock or stock options with a promissory note or to borrow money from the company. *Does not support a loan at rates substantially below market rates. *Does not support the forgiveness of loans upon termination or retirement. Any existing loans and action taken about them must be fully disclosed to shareholders and have been made only pursuant to plans previously approved by the board of directors.
Incentive Compensation Plans *Does not support incentive compensation plans, such as restricted stock or cash equivalents, that are not specifically related to corporate and individual performance or tied to stated performance goals but are granted as a reward for continuing employment with the company a certain number of years.
Fair Price Amendments *Supports proposals that prohibit a two-tier pricing system by requiring anyone seeking to acquire a company to pay every shareholder a fair price. *Does not support such amendments if they are coupled or linked with a supermajority vote requirement or other anti-takeover defensive device.
Golden Parachute Compensation Proposals seeking shareholder approval of “golden parachute” compensation present complex and significant issues often requiring extensive analysis. While recognizing the need and equity of a severance package program, such programs should not be exorbitant or excessive. Guided by the terms of the programs and the ultimate board rationale for the package proposed, such proposals will be addressed on a *case-by-case basis in accordance with analysis and guidance from ISS. Circumstances where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (management “say on pay”) will be viewed as a “linked or bundled proposal” resulting in a vote of *Does not support.
Linked Proposals *Does not support proposals which link or bundle two or more elements or issues, that are not separately beneficial to shareholders, together in one proposal: such as when a proposal includes one or more elements that could have an adverse impact on shareholder value/rights or that violates a policy developed under these Guidelines, Such proposals can be used as either a means to disguise what is being sought or a form of coercion (i.e. a fair price amendment linked to a supermajority amendment or a corporate governance reform linked to the payment of a dividend).
Mergers & Acquisitions *Case-by-case analysis and evaluation will be conducted by the portfolio managers and equity analyst staff to determine whether the planned merger or acquisition is in the ultimate best financial interest of shareholders and our clients.
Private Placement Financing *Does not support proposals seeking blanket shareholder approval of the unrestricted issuance or the issuance of more than 10% of equity shares for private placement financing. Without having explanation and information on a specific placement, shareholders should not relinquish such broad discretion for equity financing to the board.
Poison Pills *Does not support the creation or extension of poison pills, involving the issuance of preferred stock purchase rights unilaterally declared as a dividend without shareholder approval, that can result in insulating incumbent management against competitive bids for the company. *Does not support any form of management entrenchment device and practice, thus poison pills presented for shareholder approval will not be supported.
Pre-emptive Rights *Does not support proposals seeking to eliminate the pre-emptive right of shareholders to maintain their proportional ownership position by having the first opportunity to purchase additional shares made available through a new public offering. Such rights not only reduce the negative impact of dilution otherwise caused by newly issued shares, but also preserve the voting interests of the shareholders.
Proxy Process *Does not support the elimination or restriction of shareholders’ access to the proxy process. Federal and state law authorizes the filing of shareholder resolutions that are limited in scope by the procedures of SEC Rule 14a-8, providing a means by which shareholders may pursue the accountability of directors and the future policy direction of the company.
Reincorporation *Supports proposals for reincorporation to another jurisdiction when a sound financial or business reason is demonstrated. *Does not support such proposals when posed as part of an anti-takeover defense or solely to limit directors’ liability.
Say on Climate Considering the scientific complexity of the subject matter, Say on Climate proposals submitted by management will be assessed on a *case-by-case basis guided by the analysis of ISS and what we determine to be in the best interest of the shareholders.
Say on Pay *Supports shareholders having an annual opportunity to review, evaluate and have a “say” on executive pay practices. U.S. Domestic Issuers listed in different countries with multiple compensation proposals on the ballot pertaining to the same pay program will be assessed on a case-by-case basis using the following guiding principle: (1) align voting recommendations to not have inconsistent recommendations on the same pay program, and (2) use the policy perspective of the country in which the company is listed. However, if there is a compensation proposal on a ballot under which there is no applicable U.S. policy, the policy of the country requiring it to be on ballot will apply. This is a limited carve out; for U.S.-listed companies, most markets' say-on-pay proposals will be viewed from a U.S. say-on-pay policy perspective.
Shareholder Litigation Rights
Federal Forum Selection Provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law. Generally, *Supports federal forum selection provisions in the charter or bylaws that specify "the district courts of the United States" as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders. *Does not support provisions that restrict the forum to a particular federal district court.
Exclusive Forum Provisions for State Law Matters in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation). Generally, *Supports charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations. For states other than Delaware, review *case-by-case on exclusive forum provisions, taking into consideration:
•The stated rationale for adopting such a provision;
•The breadth of application of the provision, including the types of lawsuits to which it would apply; and
•Governance features such as shareholders' ability to repeal the provision later and their ability to hold directors accountable through annual director elections.

Generally, *Does not support provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state.
Size of the Board *Supports the board of directors’ discretion, with shareholder approval, in setting the size of the board.
Share Repurchase Programs *Supports proposals seeking approval of open-market share repurchase plans in which all shareholders may participate on equal terms, or which grant the board authority to conduct open-market repurchases provided there is an absence of company-specific concerns regarding:
*Greenmail,
*The use of buybacks to inappropriately manipulate incentive compensation metrics,
*Threats to the company's long-term viability, or
*Other company-specific factors as warranted.
In addition, based on analysis and recommendation of ISS will vote *case-by-case on proposals to repurchase shares directly from specified shareholders.
Stakeholder Proposals *Does not support proposals seeking to redefine the “business judgment rule” and provide a wide range of director discretionary considerations as to the impact of corporate actions on its employees, customers, creditors and communicates. Allowing consideration of stakeholders can undermine the pre-eminence of shareholder rights and may have a negative impact on the company.
Stock Authorization Providing the board of directors with flexibility in changing financial conditions is desirable, but an increase of authorized stock as an anti-takeover defensive mechanism is not. *Supports an increase of authorized common stock only when management demonstrates a specific need or intent to meet immediate business needs (i.e., stock split, recapitalization or funding of employee stock purchase plan). *Does not support the authorization of or an increase in blank-check preferred stock unless management provides an explanation of the specific financial purpose and benefit of the issuance, and details all voting rights associated with the preferred stock. For companies treated as U.S. domestic issuers by the SEC, with a sole listing in the U.S., but which are required by the laws of the country of incorporation to seek approval for all share issuances. of general share issuance authorities (i.e., those without a specified purpose), *Supports the issuance of up to a maximum of twenty percent (20%) of currently issued capital, provided the duration of the authority is clearly disclosed and reasonable (i.e., up to three years). Share issuance mandates at dual-listed companies which are required to comply with listing rules in the country of incorporation will be evaluated and voted on pursuant to the ISS policy for that market.
Supermajority Amendments *Does not support proposals that would establish a supermajority vote threshold (higher than 2/3) for shareholder approval of any action of the board of directors, including but not limited to the adoption or amendment of the company charter or bylaws, or the merger with or acquisition of/by another corporate entity.
TARP Compensation Plans Proposals seeking shareholder advisory votes on TARP Fund Compensation Plans present complex and significant issues requiring extensive analysis. As long as the shareholder vote continues to be non-binding; guided by analyses of performance metrics, peer group adoptions, a balance of fixed vs. performance driven compensation, excessive practices, board responsiveness to investor input and the ultimate board rationale for the Plan proposed, such proposals will be addressed on a *case-by-case basis in accordance with guidance from ISS.
Virtual Shareholder Meetings Generally, *Supports management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Guidelines on Shareholder Proposals
Auditor Independence *Supports proposals seeking to restrict the public accounting firm retained to perform auditing services for a company from also engaging in management consulting service for the company. *Supports company initiatives that also seek shareholder ratification of the appointment of the separate management consulting firm.
Board Diversity In our view, establishing the criteria for qualified independent directors is both the duty and prerogative of the (presumably) independent Nominating Committee of the board. *Does not support proposals that encourage diversified representation on the board merely for the sake of diversification. *Supports proposals that seek to expand the search for qualified director candidates without regard to race, creed, gender or color. *Does not support proposals that dictate the inclusion or exclusion of a class or group as directors. *Does not support proposals that suggest, recommend or require specific personal, professional or educational qualifications for director nominees.
Bonus Recapture *Supports the recapture of executive bonuses proven to be unearned because of significant restatement financial results or other “corrections” that dramatically alter the performance target achievements used to determine and calculate such bonuses. In the event of a significant restatement of financial results or an extraordinary write-off after the awarding of performance incentives, such awards must be recalculated to ascertain that the performance criterion was, in fact, achieved. In our view, any management personnel who receive compensation based on what is subsequently determined to be erroneous information, whether the result of intentional misconduct or simple error, should return those sums as they were not, in fact, earned based on meeting established performance criteria.
Business Continuity *Supports proposals seeking the adoption of a documented CEO succession planning policy. It is imperative that all companies have succession plans in place. The SEC expects investment advisers to provide for such succession plans in their business continuity programs, and it is logical for us support such proposals barring significant foundation to do otherwise.
Business Operations *Does not support shareholder proposals that seek to dictate the course, content or direction of business operations. *Does not support proposals asking suppliers, genetic research and food retail companies and restaurants to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients.
Charitable/Political Contributions *Does not support proposals seeking to direct how and to whom the company should make charitable, philanthropic and political contributions. *Does not support proposals seeking to bar the company from making any political contributions. Legislation and rule promulgation significantly impact on the ability to do business. Barring all political contributions could put the company at a competitive disadvantage. *Supports reasonable requests for disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies (except the publishing in newspapers and public media) as an element of the board's accountability to shareholders, provided it does not entail excessive costs.*Does not support proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Climate Change *Supports proposals seeking increased disclosure regarding the risks of liability and cost to a company’s business operations, financial security and reputation that may result from climate changes caused by green-house gas emissions and “global warming”. Insurers having begun to factor directors’ actions to address the potential risks associated with climate change in the determination to provide directors-and-officers liability coverage, it is equally important that there be increased disclosure to shareowners of how the board plans to address and mitigate these risks.
Director Compensation Approvals *Does not support proposals seeking to establish the annual approval by shareholders of compensation for non-employee directors. If dissatisfied with the levels of compensation being paid our displeasure is expressed by withholding support for the election of the board or the Compensation Committee members. * Supports proposals requesting submission of “golden coffins” to a shareholder vote or to eliminate the practice altogether. Shareholders deserve the opportunity to review and approve or reject corporate policies that could oblige the company to make payments or awards including, but not limited to unearned salary or bonuses, accelerated vesting of unvested equity grants, or other “perks” in lieu of compensation following the death of senior executives. A benefit program or equity plan proposal to which the broad-based employee population is eligible are generally not considered such a “golden coffin”.
Director Governance & Policy *Supports proposals promoting good corporate governance by seeking a majority of non-management, independent directors, and the formation of totally independent audit, nominating and compensation committees. *Supports the elimination of retirement plans for non-management independent directors. *Supports proposals seeking the separation of the offices of Chairman and Chief Executive Officer in order that the structure and style of leadership does not compromise the Chairman’s duty to oversee management or give the CEO undue power to determine corporate policy. As an alternative to requiring the separation of these offices, *Supports the appointment of an independent lead director. *Does not support the separation of the principal offices provided:
▪There is a robust lead independent director role
▪There are established governance guidelines of the Board
▪75% of the directors are independent
▪There are independent key committees of the Board.
*Does not support the establishment of artificial qualifications for directors such as mandatory retirement age, term limits and minimum stock ownership. The board’s internal self-evaluation of director performance should determine whether a director continues to be qualified for the board. *Does not support proposals requesting the creation of a new standing board committee on social issues unless ISS analysis determines that existing oversight mechanisms (including current committee structure) are grossly insufficient, the level of current board disclosure regarding the issue for which oversight is sought is inadequate, or the company has a record either poor performance or no performance in addressing the underlying social issue.

Director Nomination Processes The proposition that shareholders have an effective and equitable means of participating in the election of directors is one that we support if it is achieved with uniform application. The difficulty with addressing this topic via shareholder proposals is one of definition. Accepting that substantial long-term shareholders should have the means to nominate directors for inclusion in the company proxy statement, what is a reasonable amount and duration of such a holding? Until the SEC and/or state legislatures establish the nomination and election processes for directors and a uniform process is applicable to all corporations, we are not enthralled with a piecemeal approach to resolving this important governance issue. *Does not support proposals seeking multiple nominees for each director position being elected. *Supports proposals seeking to authorize holders of 3% or more of outstanding shares for at least three years to nominate up to 25% of board seats available whose names would appear in the company proxy statement, for election to the Board.
Disclosure Issues *Supports proposals seeking disclosure to shareholders on business activities and social and environmental issues provided there is no excessive cost to the company, the request is reasonable, the information would be of benefit to all shareholders and is not otherwise readily available. *Does not support disclosure when the information being sought is proprietary, confidential, duplicative, excessive or irrelevant to the operation of the company, or could place the company at a competitive disadvantage. *Does not support proposals seeking disclosure that exceeds current legislative or regulatory requirements or that are more appropriately or effectively dealt with through legislation or regulation. *Proposals requesting a company report on its energy efficiency policies are reviewed on a *case-by-case basis, considering the company’s: current disclosure related to energy efficiency policies, initiatives, and performance measures; level of participation in voluntary energy efficiency programs and initiatives; compliance with applicable legislation and/or regulations regarding energy efficiency; and energy efficiency policies and initiatives relative to industry peers. *Supports proposals requesting a report on company policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain, unless ISS analysis reveals that: the company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report; the company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and the company has not been recently involved in relevant significant controversies or violations. *Proposals requesting that the company review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise, will be reviewed on a *case-by-case basis considering guidance and evaluation by ISS. *Guided by the analysis of ISS, proposals requesting reports outlining the potential community impact of company operations in specific regions considering will be reviewed on a *case-by-case basis taking into consideration the impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations; and, the degree to which company policies and procedures are consistent with industry norms. *Does not support proposals requesting the company disclose its diversity policies, initiatives, comprehensive diversity data, and EEO-1 data. *Does not support proposals requesting the company to conduct an independent racial equity audit unless the company has failed to comply with all relevant and required EEOC regulations and is subject to any litigation alleging noncompliance Further, vote *case-by-case, considering guidance and evaluation by ISS, examining primarily whether implementation of disclosure proposals will enhance or protect shareholder value, and considering the following factors:
•If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
•The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•Whether there are significant controversies, fines, penalties, or litigation associated with the company's practices related to the issue(s) raised in the proposal;
•If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources.
Drug Patent Extension The business decision to request an extension of the patent on a prescription drug is not, per se, an unethical endeavor. While the FTC has ultimate authority to regulate the competition between generic and patent protected drugs, and to ensure that any request for patent extension is pursued within the parameters of the pertinent statute (Hatch-Waxman law), it is not an unreasonable request that the board of directors adopt ethical standards for its process of seeking a patent extension and to report to shareholders on such standards. *Supports proposals resolving such a reasonable request.
Election of Directors * Supports proposals seeking to have the electoral threshold for directors raised to a majority of shareholders entitled to vote provided the proposal is reasonably crafted, whether binding bylaws and precatory (nonbinding), and further provided that it does not conflict with State law of incorporation. Consideration is given to voting against such a proposal if the company has adopted formal corporate governance principles that present an effective equivalent to the majority voting proposal (including director resignation policies) or if the proposal does not exempt contested elections from the majority standard. Consideration is also given to the company’s history of accountability to shareholders in its governance structure & past actions. *Does not support proposals seeking the adoption of company policy that would forbid any director having more than 25 percent of the vote cast for his/her election to the board withheld by shareholders from serving on any key board committee. Having established as policy that directors should receive a 50 percent vote in support of their election to the board, there is little to be gained in establishing additional vote thresholds for being members of key board committees. *Does not support proposals to limit the tenure of independent directors through mandatory retirement ages. *Supports proposals to remove mandatory age limits. *Does not support proposals to establish term limits.
Energy & Environmental Issues *Supports proposals promoting the preservation of the global environment by seeking the adoption of policies and procedures (i.e., the CERES Principles) that encourage the company to operate in a manner that protects the environment as well as the safety and health of its employees. If a corporation’s environmental record is proven so poor as to have (or the potential for) a negative economic impact on shareholder value, support may be given to a proposal seeking specific action directed at significantly improving the company’s poor environmental record. *Supports proposals requesting that companies adopt policies to reduce the danger of potential catastrophic chemical releases at chemical and/or manufacturing plants. Proposals requesting that companies report on such policies will be reviewed on a *case-by-case basis in accordance with guidance from ISS.
Equal Employment/Anti-Discrimination *Supports proposals seeking prohibitions against discrimination based on race, color, creed, gender, religion, sexual orientation, labor organization affiliation or activities, or non-job-related criteria.

Executive Compensation *Does not support proposals seeking to establish arbitrary limits or caps on executive compensation. *Supports proposals seeking to link compensation to financial performance objectives and/or shareholder value. *Does not support “common sense executive compensation” proposals seeking to establish arbitrary limitations or caps on executive compensation or to dictate the considerations weighed by compensation committees in determining the appropriate levels of competitive compensation programs. *Supports the use of “indexed stock options” having an exercise price indexed or linked to a market or industry peer group stock performance index. *Does not support proposals linking executive compensation to corporate social responsibility performance measures. *Supports proposals seeking annual advisory shareholder votes on executive pay practices such “say on pay” proposals allowing shareholders to exercise a non-binding vote on executive compensation. The expansion of compensation discussion and the Summary Compensation Table mandated by the SEC provide shareholders a better understanding of the amounts & types of executive pay as well as the factors considered by the Compensation Committee in establishing such programs. *Supports proposals requesting boards to adopt “pay-for-superior performance” compensation plans for senior executives if the proposal seeks plans that set forth the financial performance criteria (financial or stock price based) to be benchmarked against a reasonable peer group performance and further request that the company exceed the mean performance of the disclosed peer group on the selected criteria. Any long-term equity compensation component of the plan should also specify the performance criteria to be benchmarked against others. The receipt of such equity-based compensation must require company performance that exceeds the mean performance of the peer group on the selected criteria. *Supports proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy. *Proposals seeking to expand executive compensation restrictions beyond those contained in the TARP program for companies seeking to participate in the U.S. Treasury Department’s bailout program may be viewed as a symbolic call on companies receiving this relief to adhere to higher compensation standards, several of which were proposed in earlier drafts of the TARP legislation. The need or desire for compensation restrictions beyond those mandated by statute cannot and should not be applied or adopted in a uniform manner. Accordingly, such proposals will be addressed on a *case-by-case basis in accordance with guidance from ISS. *Guided by the analysis of ISS, proposals seeking the adoption of a policy requiring any future senior executive severance agreements providing for payments made on a change in control be “double triggered” and not allowing for accelerated vesting of unvested equity awards will be addressed on a *case-by-case basis. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are generally considered poor pay practices and could result in withheld votes from Compensation Committee members. The second component of these proposals, the elimination of accelerated vesting, requires consideration of the company’s current treatment of equity in change-of-control situations and current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.
Expensing Stock Options *Does not support proposals seeking a company expense future stock options as this would result in the understatement of the true cost of the dilution and would obscure the company’s profitability.
Incorporation Jurisdiction Acknowledging the good governance practices and protections afforded shareholders in the United States, and noting the financial impact of cost and taxation considerations of incorporating “offshore”, *Does not support proposals seeking to dictate the jurisdiction of incorporation. The determination of where to incorporate is a fundamental business decision balancing the combined economic and governance interests of the shareholders that is best left to the Board of Directors.

International Human Rights *Does not support proposals seeking specific action to promote human rights outside the United States. *Abstain on proposals seeking disclosure about international business activities. *Supports the adoption and implementation of the Global Sullivan Principles considering their previous significant success in advancing human rights within U.S. corporate operations in South Africa. *Supports that adoption and implementation of the MacBride Principles of Fair Employment in Northern Ireland considering advancements made within U.S. corporations there to eliminate religious discrimination in employment and hiring. *Supports the adoption and implementation of the China Business Principles as being a logical extension of the Sullivan Principles and the McBride Principles that have been effective in improving both the opportunity and condition of employment for workers.
Majority Voting Standard *Does not support reducing the vote threshold for approval of all issues from two-thirds of the shares eligible to vote to a simple majority of the votes cast. While opposed to “super-majority” thresholds of 75%, we are equally comfortable with shareholder approval by the 2/3 of the shares entitled to vote. Lowering the standard to a simple majority of votes cast could result in a near-controlling shareholder or an otherwise minority group of shareholders exercising undue influence or dictating the course of the company which, in our view, is neither in the best interest of all shareholders nor necessarily representative of their wishes.
Military Issues *Abstain on proposals pertaining to military issues/operations or the production of products used by or created for the military.
Poison Pill *Supports proposals seeking to have the creation of future and the extension of current poison pills be subjected to shareholder approval. The redemption of poison pill should be evaluated on a *case-by-case basis, therefore *Does not support proposals that bundle the redemption of an existing pill with the shareholder approval of poison pill adoption.
Prearranged Trading Plans *Supports proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include: adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K; amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board; ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan; reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan; and, an executive may not trade in company stock outside the 10b5-1 Plan. In addition, trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.
Proxy Process *Does not support proposals seeking to expand the means or criteria for shareholders to gain access to or inclusion in issuer proxy materials unless such modification of process is done pursuant to SEC Rule uniformly applicable to all corporations. *Supports proposals seeking to establish an engagement process between the board of directors and proponents of shareholder proposals that have been supported by a majority of the votes cast.
Radioactive Waste Recognizing that all policies and procedures regarding radioactive waste must comply with regulations promulgated by the NRC, *Supports proposals seeking a renewal or new review of company policy in order to implement processes to reduce vulnerability to catastrophic nuclear accidents as being reasonable and as not imposing undue burden or costs on the company.
Shareholder Approval of Severance Agreements Proposals mandating shareholder approval of “golden parachute” compensation present complex and significant issues often requiring extensive analysis. Guided by the terms of the severance program and the board rationale for the package proposed, these shareholder proposals will be addressed on a *case-by-case basis in accordance with analysis and guidance from ISS. *Supports shareholder approval of severance packages that will provide for benefits greater than 2.5 times compensation (salary & bonus).
Share Retention *Supports proposals seeking the board of directors to adopt a policy requiring that directors and/or executives retain a percentage of shares acquired through equity compensation programs during their employment. However, *Does not support proposals that seek to establish a minimum percentage of shares to be retained. While the percentage should be relatively high, the board of directors should determine what is appropriate for the equity compensation programs of the company. *Does not support proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. However, *Supports such a proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks. *Does not support proposals that seek to require the retention by executives of a significant percentage of equity awards obtained through compensation plans for a designated period of years after retirement. Ideally the companies have rigorous stock ownership guidelines and a holding period requirement that encourages significant long-term ownership and meaningful retention while executives are employed with the firm. With retirement, such guidelines and requirements should only be applicable to shares recently granted upon retirement. In our view, imposing additional or further restrictions on previously vested shares is inappropriate.
Succession Planning *Supports proposals requesting the board adopt and disclose the nature of the company succession plan for management. It is imperative that all companies have succession plans in place. It is equally imperative that the proprietary and private details of such a plan remain confidential. There can be a balance between keeping shareholders informed of the process and maintaining competitively sensitive information. Unless the proposal is unreasonable in its request for information and material to be disclosed, support should be given to the adoption of a succession program policy and disclosure.
Supplemental Executive Retirement Plans (SERPs) *Supports proposals requesting shareholder approval of extraordinary benefits contained in SERP agreements unless the benefits in the executive pension plan are not excessive when compared to those offered in employee-wide plans. *Supports proposals seeking to limit SERP benefits by limiting the “qualified compensation” used to establish such benefits to the executive’s annual salary, exclusive of any incentive or bonus pay.
Tobacco *Does not support proposals advocating the disinvestment of tobacco or e-cigarette operations or to otherwise effect the production of tobacco or e-cigarette related products. *Supports proposals that seek either a uniform international warning system on the health risks of tobacco use and vaping or increased corporate public education activities regarding the health risks of tobacco or vaping use. *Review on a case-by-case basis proposals pertaining to issues such as youth smoking, cigarette smuggling, vaping and internet sale of cigarettes.
Virtual Shareholder Meetings Review shareholder proposals concerning virtual-only meetings on a *case-by-case basis, considering the scope and rationale of the proposal and any concerns identified with the company’s prior meeting practices.
Workers’ Rights *Supports proposals directed at the fair treatment of workers and their labor organizations seeking labor/management cooperation and enhance labor/management relations. *Supports the adoption of workplace codes of conduct and rights of employment protecting against child or compulsory labor, discrimination and freedom of association, such as those included in the ILO

Conventions, which are in conformance or even may exceed the local law of a foreign jurisdiction. The fundamental rights of employment protection and workplace safety should be uniformly available to all workers engaged in the production of products and services sold by U.S. corporations regardless of the geographic location of the factory or plant.
Revision History
Policy Adopted 06/01/03
Policy Expansion 04/16/04
Policy Revisions 05/17/04 02/05/07 05/05/10 04/21/14 02/24/21
06/04/04 02/23/07 01/20/11 02/03/16 02/23/22
08/19/04 03/21/07 04/20/11 12/15/16 02/08/23
04/07/05 04/09/07 10/11/12 02/17/17 02/29/24
05/17/05 03/28/08 12/13/12 02/12/18 02/05/25
03/29/06 04/20/09 04/03/13 02/24/20

PART C

Poplar Forest Partners Fund
Poplar Forest Cornerstone Fund

OTHER INFORMATION

Item 28. Exhibits

(a)
Amended and Restated Agreement and Declaration of Trust dated October 18, 2018, was previously filed with Post-Effective Amendment No. 866 to the Trust’s Registration Statement on Form N-1A on January 23, 2019, and is incorporated herein by reference.

(b)
Amended and Restated By-Laws dated March 23, 2023, were previously filed with Post-Effective Amendment No. 1125 to the Trust’s Registration Statement on Form N-1A on March 31, 2023, and are incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders are incorporated by reference into the Trust’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws.

(d)
Investment Advisory Agreement dated April 14, 2025, was previously filed with Post-Effective Amendment No. 1171 to the Trust’s Registration Statement on Form N-1A on April 11, 2025, and is incorporated herein by reference.

(e)
Distribution Agreement dated January 1, 2026, was previously filed with Post-Effective Amendment No. 1184 to the Registration Statement on Form N-1A on January 22, 2026, and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts - not applicable.

(g)
Second Amended and Restated Custody Agreement dated December 22, 2021, was previously filed with Post-Effective Amendment No. 1064 to the Trust’s Registration Statement on Form N-1A on December 22, 2021, and is incorporated herein by reference.

(i)
Amendment dated August 1, 2024 to the Second Amended and Restated Custody Agreement dated December 22, 2021 was previously filed with Post-Effective Amendment No. 1158 to the Trust’s Registration Statement on Form N-1A on January 27, 2025, and is incorporated herein by reference.

(h)	Other Material Contracts

(i)
Fund Servicing Agreement dated December 22, 2021, was previously filed with Post-Effective Amendment No. 1064 to the Trust’s Registration Statement on Form N-1A on December 22, 2021, and is incorporated herein by reference.

(A)
Amendment dated August 1, 2024 to the Fund Servicing Agreement dated December 22, 2021 was previously filed with Post-Effective Amendment No. 1158 to the Trust’s Registration Statement on Form N-1A on January 27, 2025, and is incorporated herein by reference.

(ii)
Operating Expenses Limitation Agreement dated April 14, 2025, was previously filed with Post-Effective Amendment No. 1171 to the Trust’s Registration Statement on Form N-1A on April 11, 2025, and is incorporated herein by reference.

(iii)
Power of Attorney (Rackey, Mertens, Kritzmire and Wainscott) dated August 27, 2024, was previously filed with Post-Effective Amendment 1151 to the Trust’s Registration Statement on Form N-1A on August 28, 2024, and is incorporated herein by reference.

(i)	Legal Opinion

1

(i)
Opinion of Counsel (Partners Fund) dated December 23, 2009, was previously filed with Post-Effective Amendment No. 304 to the Registration Statement on Form N-1A on December 23, 2009, and is incorporated herein by reference.

(ii)
Opinion of Counsel (Cornerstone Fund) dated December 23, 2014, was previously filed with Post-Effective Amendment No. 627 to the Registration Statement on Form N-1A on December 23, 2014, and is incorporated herein by reference.

(j)	Consent of Independent Registered Public Accounting Firm — filed herewith.

(k)	Omitted Financial Statements - not applicable.

(l)
Subscription Agreements dated February 25, 1997, were previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A on February 28, 1997, and are incorporated herein by reference.

(m)	Rule 12b-1 Plan was previously filed with Post-Effective Amendment No. 1171 to the Trust’s Registration Statement on Form N-1A on April 11, 2025, and is incorporated herein by reference.

(n)
Amended and Restated Multiple Class was previously filed with Post-Effective Amendment No. 1171 to the Trust’s Registration Statement on Form N-1A on April 11, 2025, and is incorporated herein by reference.

(o)	Reserved

(p)	Codes of Ethics

(i)
Code of Ethics for the Registrant dated October 2022 was previously filed with Post-Effective Amendment No. 1104 to the Trust’s Registration Statement on Form N‑1A on October 27, 2022, and is incorporated herein by reference.

(ii) Code of Ethics for Adviser dated May 29, 2025, filed herewith

(iii) Code of Ethics for Access Persons of Quasar Distributors, LLC - not applicable

Item 29. Persons Controlled by or Under Common Control with Registrant.

    No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification.

    Reference is made to Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust, Article VI of Registrant’s Amended and Restated By-Laws and Paragraph 7 of the Distribution Agreement.

    Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

2

Item 31. Business and Other Connections of the Investment Advisor.

Tocqueville Asset Management, L.P., located at 40 West 57th Street, 19th Floor, New York, New York, 10019, is a registered investment adviser under the Investment Advisers Act of 1940 and serves as investment adviser for the Trust’s series: Poplar Forest Partners Fund and Poplar Forest Cornerstone Fund.
With respect to the Adviser, the response to this Item is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-36209), dated June 4, 2025. The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

(a)    Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1. Abacus FCF ETF Trust
2. Advisor Managed Portfolios
3. Antares Private Credit Fund
4. Capital Advisors Growth Fund, Series of Advisors Series Trust
5. Chase Growth Fund, Series of Advisors Series Trust
6. Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
7. Edgar Lomax Value Fund, Series of Advisors Series Trust
8. Huber Large Cap Value Fund, Series of Advisors Series Trust
9. Huber Mid Cap Value Fund, Series of Advisors Series Trust
10. Huber Select Large Cap Value Fund, Series of Advisors Series Trust
11. Huber Small Cap Value Fund, Series of Advisors Series Trust
12. Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
13. Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
14. Medalist Partners Short Duration Fund, Series of Advisors Series Trust
15. O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
16. PIA BBB Bond Fund, Series of Advisors Series Trust
17. PIA High Yield (MACS) Fund, Series of Advisors Series Trust
18. PIA High Yield Fund, Series of Advisors Series Trust
19. PIA MBS Bond Fund, Series of Advisors Series Trust
20. PIA Short-Term Securities Fund, Series of Advisors Series Trust
21. Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
22. Poplar Forest Partners Fund, Series of Advisors Series Trust
23. Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
24. Pzena International Small Cap Value Fund, Series of Advisors Series Trust
25. Pzena International Value Fund, Series of Advisors Series Trust
26. Pzena Mid Cap Value Fund, Series of Advisors Series Trust
27. Pzena Small Cap Value Fund, Series of Advisors Series Trust
28. Reverb ETF, Series of Advisors Series Trust
29. Scharf ETF, Series of Advisors Series Trust
30. Scharf Global Opportunity ETF, Series of Advisors Series Trust
31. Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
32. Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
33. Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
34. The Aegis Funds
35. Allied Asset Advisors Funds
36. Angel Oak Funds Trust
37. Angel Oak Strategic Credit Fund
38. Brookfield Infrastructure Income Fund Inc.
39. Brookfield Investment Funds
40. Buffalo Funds
41. RJ Eagle GCM Dividend Select Income ETF, Series of Carillon Series Trust
42. RJ Eagle Municipal Income ETF, Series of Carillon Series Trust
43. RJ Eagle Vertical Income ETF, Series of Carillon Series Trust
44. DoubleLine Funds Trust
45. AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
46. AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
47. AAM Crescent CLO ETF, Series of ETF Series Solutions
3

48. AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
49. AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
50. AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
51. AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
52. AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
53. AAM Todd International Intrinsic Value ETF, Series of ETF Series Solutions
54. AAM Transformers ETF, Series of ETF Series Solutions
55. Acquirers Deep Value ETF, Series of ETF Series Solutions
56. Aptus April Buffer, Series of ETF Series Solutions
57. Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
58. Aptus Deferred Income ETF, Series of ETF Series Solutions
59. Aptus Defined Risk ETF, Series of ETF Series Solutions
60. Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
61. Aptus Enhanced Yield ETF, Series of ETF Series Solutions
62. Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
63. Aptus January Buffer ETF, Series of ETF Series Solutions
64. Aptus July Buffer ETF, Series of ETF Series Solutions
65. Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
66. Aptus Large Cap Upside ETF, Series of ETF Series Solutions
67. Aptus October Buffer ETF, Series of ETF Series Solutions
68. Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
69. Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
70. Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
71. BTD Capital Fund, Series of ETF Series Solutions
72. Carbon Strategy ETF, Series of ETF Series Solutions
73. ClearShares OCIO ETF, Series of ETF Series Solutions
74. ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
75. ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
76. Colterpoint Net Lease Real Estate ETF, Series of ETF Series Solutions
77. Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
78. Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
79. Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
80. ETFB Green SRI REITs ETF, Series of ETF Series Solutions
81. Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
82. Hoya Capital Housing ETF, Series of ETF Series Solutions
83. LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
84. LHA Market State Tactical Q ETF, Series of ETF Series Solutions
85. LHA Risk-Managed Income ETF, Series of ETF Series Solutions
86. McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
87. Opus Small Cap Value ETF, Series of ETF Series Solutions
88. The Acquirers Fund, Series of ETF Series Solutions
89. The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
90. The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
91. U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
92. U.S. Global JETS ETF, Series of ETF Series Solutions
93. U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
94. U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions
95. US Vegan Climate ETF, Series of ETF Series Solutions
96. Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
97. Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
98. First American Funds Trust
99. FundX Investment Trust
100. The Glenmede Fund, Inc.
101. The GoodHaven Funds Trust
102. Harding, Loevner Funds, Inc.
103. Hennessy Funds Trust
104. Horizon Funds
105. Hotchkis & Wiley Funds
106. Intrepid Capital Management Funds Trust
107. Jacob Funds Inc.
108. The Jensen Quality Growth Fund Inc.
109. Kirr, Marbach Partners Funds, Inc.
110. Core Alternative ETF, Series of Listed Funds Trust
111. Optimized Equity Income ETF, Series of Listed Funds Trust
4

112. Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
113. Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
114. LKCM Funds
115. LoCorr Investment Trust
116. MainGate Trust
117. ATAC Rotation Fund, Series of Managed Portfolio Series
118. Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
119. Kensington Active Advantage Fund, Series of Managed Portfolio Series
120. Kensington Defender Fund, Series of Managed Portfolio Series
121. Kensington Dynamic Allocation Fund, Series of Managed Portfolio Series
122. Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
123. Kensington Managed Income Fund, Series of Managed Portfolio Series
124. LK Balanced Fund, Series of Managed Portfolio Series
125. Leuthold Core ETF, Series of Managed Portfolio Series
126. Leuthold Core Investment Fund, Series of Managed Portfolio Series
127. Leuthold Global Fund, Series of Managed Portfolio Series
128. Leuthold Grizzly Short Fund, Series of Managed Portfolio Series
129. Leuthold Select Industries ETF, Series of Managed Portfolio Series
130. Muhlenkamp Fund, Series of Managed Portfolio Series
131. Nuance Concentrated Value Fund, Series of Managed Portfolio Series
132. Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
133. Olstein All Cap Value Fund, Series of Managed Portfolio Series
134. Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
135. Port Street Quality Growth Fund, Series of Managed Portfolio Series
136. Prospector Capital Appreciation Fund, Series of Managed Portfolio Series
137. Prospector Opportunity Fund, Series of Managed Portfolio Series
138. Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
139. Reinhart International PMV Fund, Series of Managed Portfolio Series
140. Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
141. Tremblant Global ETF, Series of Managed Portfolio Series
142. Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
143. Hood River Emerging Markets Fund, Series of Manager Directed Portfolios
144. Hood River International Opportunity Fund, Series of Manager Directed Portfolios
145. Hood River New Opportunities Fund, Series of Manager Directed Portfolios
146. Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
147. SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
148. SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
149. SWP Growth & Income ETF, Series of Manager Directed Portfolios
150. Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
151. Mason Capital Fund Trust
152. Matrix Advisors Funds Trust
153. Monetta Trust
154. Nicholas Equity Income Fund, Inc.
155. Nicholas Fund, Inc.
156. Nicholas II, Inc.
157. Nicholas Limited Edition, Inc.
158. Oaktree Diversified Income Fund Inc.
159. Permanent Portfolio Family of Funds
160. Perritt Funds, Inc.
161. Procure ETF Trust II
162. Professionally Managed Portfolios
163. Provident Mutual Funds, Inc.
164. Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
165. Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
166. Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
167. Aquarius International Fund, Series of The RBB Fund, Inc.
168. Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
169. Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
170. Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
171. Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
172. Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
173. Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
174. Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
175. F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
5

176. F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
177. F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
178. F/m Callable Tax-Free Municipal ETF, Series of The RBB Fund, Inc.
179. F/m Compoundr High Yield Bond ETF, Series of The RBB Fund, Inc.
180. F/m Compoundr U.S. Aggregate Bond ETF, Series of The RBB Fund, Inc.
181. F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
182. F/m Emerald Special Situations ETF, Series of The RBB Fund, Inc.
183. F/m High Yield 100 ETF, Series of The RBB Fund, Inc.
184. F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.
185. F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
186. F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.
187. F/m US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
188. F/m US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
189. F/m US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
190. F/m US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
191. F/m US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
192. F/m US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
193. F/m US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
194. F/m US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
195. F/m US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
196. F/m US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
197. Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
198. Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
199. Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
200. Motley Fool Innovative Growth Factor ETF, Series of The RBB Fund, Inc.
201. Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
202. Motley Fool Momentum Factor ETF, Series of The RBB Fund, Inc.
203. Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
204. Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
205. Motley Fool Value Factor ETF, Series of The RBB Fund, Inc.
206. MUFG Japan Small Cap Active ETF, Series of The RBB Fund, Inc.
207. Oakhurst Fixed Income Fund, Series of The RBB Fund, Inc.
208. Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
209. SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
210. SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
211. SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
212. SGI Enhanced Market Leaders ETF, Series of The RBB Fund, Inc.
213. SGI Global Equity Fund, Series of The RBB Fund, Inc.
214. SGI Peak Growth Fund, Series of The RBB Fund, Inc.
215. SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
216. SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
217. SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
218. SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
219. WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
220. WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
221. The RBB Fund Trust
222. RBC Funds Trust
223. Rockefeller Municipal Opportunities Fund
224. SEG Partners Long/Short Equity Fund
225. Series Portfolios Trust
226. Thompson IM Funds, Inc.
227. Tortoise Capital Series Trust
228. Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
229. Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
230. CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
231. CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
232. CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
233. CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
234. RiverPark Strategic Income Fund, Series of Trust for Professional Managers
235. Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
236. Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
237. Jensen Quality MidCap Fund, Series of Trust for Professional Managers
238. Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
239. Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
6

240. Wall Street EWM Funds Trust

(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s principal business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, Maine 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President and Chief Compliance Officer and Treasurer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, Maine 04101	Secretary	None
Weston Sommers	190 Middle Street, Suite 301, Portland, Maine 04101	Financial and Operations Principal and Chief Financial Officer	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Investment Adviser	Tocqueville Asset Management, L.P. 40 West 57th Street, 19th Floor New York, NY 10019
Registrant’s Distributor	Quasar Distributors, LLC 190 Middle Street, Suite 301 Portland, Maine 04101

Item 34.  Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 35.  Undertakings.

Not Applicable.
7

SIGNATURES

    Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 1185 to its Registration Statement and has duly caused this Post-Effective Amendment No. 1187 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on January 26, 2026.

Advisors Series Trust

By: /s/ Jeffrey T. Rauman
Jeffrey T. Rauman
President and Principal Executive Officer

    Pursuant to the requirements of the Securities Act, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

David G. Mertens*	Trustee	January 26, 2026
David G. Mertens

Michele Rackey*	Trustee	January 26, 2026
Michele Rackey

Anne W. Kritzmire*	Trustee	January 26, 2026
Anne W. Kritzmire

Craig B. Wainscott*	Trustee	January 26, 2026
Craig B. Wainscott

/s/ Kevin Hayden	Treasurer, Vice President and	January 26, 2026
Kevin Hayden	Principal Financial Officer

/s/ Jeffrey T. Rauman	President and Principal Executive Officer	January 26, 2026
Jeffrey T. Rauman

*By: /s/ Jeffrey T. Rauman
Jeffrey T. Rauman Attorney-In Fact pursuant to Power of Attorney

8

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Independent Registered Public Accounting Firm	EX.99.j
Tocqueville Code of Ethics	EX.99.p.ii

9